Supplement dated May 1, 2018 to the Prospectus dated May 1, 2018 for the Pacific Choice Variable Annuity, Pacific Navigator, Pacific Value Select, Pacific Journey Select, and Pacific Odyssey variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the variable annuity prospectus unless otherwise defined herein.
‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the applicable prospectus. If you would like another copy of the current prospectus, you may obtain one by visiting www.PacificLife.com or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing in the variable annuity product name under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide the Annual Charge, Annual Credit, and Withdrawal Percentages for the Core Protect Plus Rider (Single) or (Joint) during the dates outlined below. This Supplement replaces and supercedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the Core Protect Plus Rider (Single) or (Joint), see the OTHER OPTIONAL RIDERS – Core Protect Plus (Single) or Core Protect Plus (Joint) section in the Prospectus.

The percentages below apply for applications signed between May 1, 2018 and May 31, 2018.

The Annual Charge, Annual Credit, and Withdrawal Percentages may be different than those listed below for applications signed after May 31, 2018. Please work with your financial advisor, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current Annual Charge, Annual Credit, and Withdrawal Percentages.

The applicable Annual Charge, Annual Credit, and Withdrawal Percentages for the current period are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage	Withdrawal Percentage
Core Protect Plus (Single)	1.20%	7%	5%
Core Protect Plus (Joint)	1.35%	7%	4.5%

In order for you to receive the Annual Charge, Annual Credit, and Withdrawal Percentages reflected above, your application must be signed within the time period referenced above, your application must be received, In Proper Form, within 14 calendar days after the end of the period, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the end of the period. Once the Rider is issued, your Annual Charge, Annual Credit, and Withdrawal Percentages will not change as long as you own the Rider (even if an automatic reset occurs as described in the Automatic Reset subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 90 calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

• If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

• If the Withdrawal Percentage increased, you will receive the higher percentage in effect on the issue date.

• If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or Withdrawal Percentages decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, or you elect to purchase a Rider within 60 calendar days after the Contract issue date, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial advisor, or call us to confirm the percentages applicable to you.

Please work with your financial advisor or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

PACIFIC CHOICE® VARIABLE ANNUITY  PROSPECTUS MAY 1, 2018

Pacific Choice Variable Annuity describes individual flexible premium deferred variable annuity contracts issued by Pacific Life & Annuity Company (“PL&A”) through Separate Account A of PL&A. Each Contract is referred to by an Option name; 5 Year Option, 3 Year Option and 0 Year Option (collectively referred to as “Options”). The primary difference between the different Options described in this prospectus is the cost associated with each Option. Work with your financial advisor and together you can decide which Option you should select.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life & Annuity, PL&A, we, us and our refer to Pacific Life & Annuity Company. Pacific Life, PL and administrator means Pacific Life Insurance Company. Contract means any Pacific Choice Variable Annuity contract, unless we state otherwise.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

The Variable Investment Options available under this Contract invest in portfolios of the following portfolio companies (“Funds”):

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Legg Mason Partners Variable Equity Trust
American Century Variable Portfolios, Inc.	Lord Abbett Series Fund, Inc.
American Funds Insurance Series®	MFS® Variable Insurance Trust
BlackRock® Variable Series Funds, Inc	Neuberger Berman Advisers Management Trust
Fidelity® Variable Insurance Products Funds	Oppenheimer Variable Account Funds
First Trust Variable Insurance Trust	Pacific Select Fund
Franklin Templeton Variable Insurance Products Trust	PIMCO Variable Insurance Trust
Ivy Variable Insurance Portfolios	State Street Variable Insurance Series Funds, Inc.
Janus Aspen Series	VanEck VIP Trust
JPMorgan Insurance Trust

You will find a complete list of each Variable Investment Option on the next page. This Contract also offers the following:

FIXED OPTION

DCA Plus Fixed Option

You will find more information about the Contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2018. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. The contents of the SAI are described in this Prospectus after The General Account section – see the Table of Contents. You can get a copy of the SAI without charge by calling or writing to PL&A or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

VARIABLE INVESTMENT OPTIONS

If certain optional living benefit riders are elected, only Investment Options marked with an “*” are available for investment. For more information, see OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

*Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. Global Real Estate Fund Series II

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

American Century VP Mid Cap Value Fund Class II

AMERICAN FUNDS INSURANCE SERIES

*American Funds IS Asset Allocation Fund Class 4

American Funds IS Blue Chip Income and Growth Fund Class 4

American Funds IS Bond Fund Class 4

American Funds IS Capital Income Builder® Class 4

American Funds IS Global Balanced Fund Class 4

American Funds IS Global Bond Fund Class 4

American Funds IS Global Growth and Income Fund Class 4

American Funds IS Global Growth Fund Class 4

American Funds IS Global Small Capitalization Fund Class 4

American Funds IS Growth Fund Class 4

American Funds IS Growth-Income Fund Class 4

American Funds IS High-Income Bond Fund Class 4

American Funds IS International Fund Class 4

American Funds IS International Growth and Income Fund Class 4

*American Funds IS Managed Risk Asset Allocation Fund Class P2

American Funds IS New World Fund® Class 4

American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4

BLACKROCK VARIABLE SERIES FUNDS, INC

*BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares® Alternative Strategies V.I. Fund Class I

BlackRock iShares® Dynamic Allocation V.I. Fund Class I

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity® VIP Contrafund® Portfolio Service Class 2

*Fidelity® VIP FundsManager® 60% Portfolio Service Class 2

Fidelity® VIP Government Money Market Portfolio Service Class

Fidelity® VIP Strategic Income Portfolio Service Class 2

FIRST TRUST VARIABLE INSURANCE TRUST

First Trust Dorsey Wright Tactical Core Portfolio Class I

*First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 2

Franklin Mutual Global Discovery VIP Fund Class 2

Franklin Rising Dividends VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Asset Strategy Class II

Ivy VIP Energy Class II

JANUS ASPEN SERIES

*Janus Henderson Balanced Portfolio Service Shares

Janus Henderson Flexible Bond Portfolio Service Shares

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 2

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio – Class II

LORD ABBETT SERIES FUND, INC.

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett International Equity Portfolio Class VC (formerly called Lord Abbett International Core Equity Portfolio)

Lord Abbett Total Return Portfolio Class VC

MFS VARIABLE INSURANCE TRUST

*MFS® Total Return Series – Service Class

MFS® Utilities Series – Service Class

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Service Shares

PACIFIC SELECT FUND

All Portfolios offered are Class I unless otherwise noted below.

Comstock Portfolio

Core Income Portfolio

Currency Strategies Portfolio

Developing Growth Portfolio

*PSF DFA Balanced Allocation Portfolio Class D

Diversified Alternatives Portfolio

Diversified Bond Portfolio

Dividend Growth Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Portfolio

Equity Index Portfolio

Equity Long/Short Portfolio

Floating Rate Income Portfolio

Floating Rate Loan Portfolio

Focused Growth Portfolio

Global Absolute Return Portfolio

Growth Portfolio

Health Sciences Portfolio

High Yield Bond Portfolio

Inflation Managed Portfolio

Inflation Strategy Portfolio

International Large-Cap Portfolio

International Small-Cap Portfolio

International Value Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

Long/Short Large-Cap Portfolio

As previously supplemented on February 28, 2018, the Long/Short Large-Cap Portfolio will be reorganized and transferred to the Main Street® Core Portfolio on or about June 28, 2018 (the “Transfer Date”). Effective May 1, 2018, the Long/Short Large-Cap Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Long/Short Large-Cap Portfolio as of the end of the Business Day on April 30, 2018, may continue to make Purchase Payments, transfers, or withdrawals involving the Long/Short Large-Cap Portfolio. If you have Contract Value in the Long/Short Large-Cap Portfolio and withdraw or transfer out 100% of the Contract Value, you will not be able to re-invest in the Long/Short Large-Cap Portfolio. For 30 calendar days before the Transfer Date and for 30 calendar days after the Transfer Date, you may make a one-time transfer of all or a portion of the Contract Value you have in the Long/Short Large-Cap Portfolio or in the Main Street® Core Portfolio, as applicable, to any other available Investment Option without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to the limitations as described in this Prospectus. Unless you instruct us otherwise, after the Transfer Date any outstanding instruction you have on file with us that designates the Long/Short Large-Cap Portfolio will be deemed an instruction for the Main Street® Core Portfolio. Any references to the Long/Short Large-Cap Portfolio are deleted from this Prospectus after the Transfer Date.

Main Street® Core Portfolio

Managed Bond Portfolio

Mid-Cap Equity Portfolio

Mid-Cap Growth Portfolio

Mid-Cap Value Portfolio

*Pacific Dynamix – Conservative Growth Portfolio

Pacific Dynamix – Growth Portfolio

*Pacific Dynamix – Moderate Growth Portfolio

Portfolio Optimization Aggressive-Growth Portfolio

*Portfolio Optimization Conservative Portfolio

Portfolio Optimization Growth Portfolio

*Portfolio Optimization Moderate Portfolio

*Portfolio Optimization Moderate-Conservative Portfolio

Real Estate Portfolio

Short Duration Bond Portfolio

Small-Cap Equity Portfolio

Small-Cap Index Portfolio

Small-Cap Value Portfolio

Technology Portfolio

Value Advantage Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset All Authority Portfolio – Advisor Class

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

Effective November 1, 2016, the PIMCO All Asset All Authority Portfolio (Advisor Class) Investment Option was closed to new investors. Starting November 1, 2016, if you have Account Value in that Investment Option and withdraw or transfer out 100% of the Account Value, you will not be able to re-invest in that Investment Option.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

*State Street Total Return V.I.S. Fund Class 3

VANECK VIP TRUST

VanEck VIP Global Hard Assets Fund Class S

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information Back Cover

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial advisor or call us at (800) 748-6907.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $50.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase

Payments, which are reduced by withdrawals of prior Investments.

Fund – A registered open-end management investment company; collectively refers to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc. and/or VanEck VIP Trust.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408 or 408A of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit

Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

OVERVIEW

This overview describes some key things about the variable annuities offered in this Prospectus. It is designed as a summary only – please read this entire Prospectus and any related documents before making a purchasing decision.

Rules about how annuity contracts are described or administered are reflected in your Contract and in Riders or Endorsements to your Contract. This prospectus provides a description of the material rights and obligations under the Contract. Any guarantees provided for under your Contract or through optional Riders are backed by PL&A’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial advisor or financial advisor’s firm is not responsible for any Contract guarantees.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

PL&A is a variable annuity provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products.

Contract Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial advisor whether a variable annuity, optional benefits and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is an annuity contract between you and PL&A. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

This Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial advisor for a refund. The amount refunded may be more or less than the Purchase Payments you have made, depending on the type of Contract you purchased. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet. The Free Look period ends 10 calendar days after you receive your Contract. If you are replacing another annuity contract or life insurance policy, your Free Look period ends 60 calendar days after you receive your Contract.

For more information about the Right to Cancel (“Free Look”) period see WITHDRAWALS – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment or the minimum additional Purchase Payment amounts.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit rider that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

For more information about Making Your Investments (“Purchase Payments”) see PURCHASING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

Investment Options

Ask your financial advisor to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial advisor you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial advisors make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

The purchase of an optional living benefit rider may limit the number of Investment Options that are otherwise available to you under the Contract while a rider is in effect. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

You can also choose any available fixed option that earns a guaranteed rate of interest that will never be less than the minimum guaranteed interest rate specified in your Contract.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the corresponding Investment Adviser see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers in a calendar year, you may make 1 additional transfer of all or a portion of your Variable Account Value to the Fidelity® VIP Government Money Market Portfolio Investment Option before the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Global Balanced Fund	American Funds IS Global Bond Fund	American Funds IS Global Growth Fund
American Funds IS Global Growth and Income Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Energy	Lord Abbett International Equity Portfolio

MFS Total Return Series	MFS Utilities Series	Oppenheimer Global Fund/VA	Oppenheimer International Growth Fund/VA
State Street Total Return V.I.S. Fund	Templeton Global Bond VIP Fund

For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Global Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Blue Chip Income and Growth Fund	American Funds IS Bond Fund	American Funds IS Growth Fund
American Funds IS Growth-Income Fund	American Funds IS High-Income Bond Fund	American Funds IS Managed Risk Allocation Fund	American Funds IS U.S. Government/AAA-Rated Securities Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Hard Assets Fund

For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS Bond Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Transfers made under these systematic transfer programs are excluded from these limitations. Some restrictions may apply to transfers to or from any fixed option.

For more information about transfers and transfer limitations see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. For the 5 Year Option and the 3 Year Option, you can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge. The 0 Year Option does not have a withdrawal charge. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59½, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see WITHDRAWALS – Optional Withdrawals.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

For more information about annuitization see ANNUITIZATION and for annuity options available under the Contract see ANNUITIZATION – Choosing Your Annuity Option – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon death of any Owner (or any Annuitant in the case of a Non-Natural Owner) during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form.

For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Optional Riders

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection for any of the optional living benefit riders in the OPTIONAL LIVING BENEFIT RIDERS section for additional information.

Stepped-Up Death Benefit II

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary prior to the oldest Owner's (or oldest Annuitant's in the case of a Non-Natural Owner) 81st birthday adjusted for additional Purchase Payments and withdrawals. There is a reset to the benefits provided under the Rider when certain owner changes are made (see the Owner Change subsection of the Rider for more information). You may not purchase this Rider after the Contract Date.

For more information about the Stepped-Up Death Benefit II see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Stepped-Up Death Benefit II.

Optional Living Benefit Riders

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Core Protect Plus (Single or Joint)

• Enhanced Income Select (Single or Joint)

• CoreIncome Advantage 4 Select (Single or Joint)

• CoreIncome Advantage Select (Single or Joint)

• Income Access Select

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life or over a certain period through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, certain number of years, for a single life or for joint lives), what age lifetime withdrawals may begin, if applicable, or if an annual credit is available. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. For riders that offer the potential for lifetime income, if the Designated Life (or youngest Designated Life for joint versions) is at or above the age for lifetime withdrawal eligibility, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise). If every Designated Life (youngest Designated Life for joint versions) is below the age for lifetime withdrawal eligibility and your Contract Value goes to zero (due to withdrawals, fees, market performance, or otherwise) before the Designated Life (youngest Designated Life for joint versions) reaches the eligibility age for lifetime withdrawals, the rider will terminate without value and no further withdrawal may be made under the rider.

Guaranteed Minimum Accumulation Benefit

• Guaranteed Protection Advantage 3 Select

The guaranteed minimum accumulation benefit rider focuses on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of a 10-year term, we will make up the difference by making a one-time addition to your Contract Value. The rider also offers the potential to increase the protected amount by locking in any Contract Value increases after a certain number of years. If you lock in any Contract Value increases, the new protected amount will equal your Contract Value and a new 10-year term will begin.

Additional Information Applicable to Optional Living Benefit Riders

You can find more information about the costs associated with the optional riders within the next few pages and in the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section. You can find complete information about each optional rider and its key features and benefits in the OPTIONAL LIVING BENEFIT RIDERS section.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional rider in the Purchasing Your Rider subsection of each rider. See the OPTIONAL LIVING BENFIT RIDERS and the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS sections.

At initial purchase and during the entire time that you own an optional living benefit Rider, you must invest your entire Contract Value in an asset allocation program or in Investment Options we make available for these Riders. The allocation limitations associated with these Riders may limit the number of Investment Options that are otherwise available to you under your Contract. See OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Failure to adhere to the Investment Allocation Requirements may cause your Rider to terminate. We reserve the right to add, remove or change asset allocation programs or Investment Options we make available for these Riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 calendar day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

Work with your financial advisor to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)1

	Withdrawal Charge Percentage
“Age” of Payment in Years:	5 Year Option	3 Year Option	0 Year Option
1	7%	7%	None
2	7%	6%
3	6%	4%
4	5%	0%
5	3%	0%
6 or more	0%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Annual Fee[2]	$50.00

Separate Account A Annual Expenses (as a percentage of the average daily Variable Account Value3):

Fee/Charge	5 Year Option	3 Year Option	0 Year Option
• Mortality and Expense Risk Charge[4]	0.95%	1.25%	1.35%
• Administrative Fee[4]	0.25%	0.25%	0.25%
• Total Separate Account A Annual Expenses without the optional Stepped-Up Death Benefit II Rider	1.20%	1.50%	1.60%

If you decide to purchase the optional Stepped-Up Death Benefit II Rider, the Total Separate Account Annual Expenses are:

Fee/Charge	5 Year Option	3 Year Option	0 Year Option
• Mortality and Expense Risk Charge[4]	0.95%	1.25%	1.35%
• Administrative Fee[4]	0.25%	0.25%	0.25%
• Stepped-Up Death Benefit II Rider Charge [4,5]	0.20%	0.20%	0.20%
• Total Separate Account A Annual Expenses including the optional Stepped-Up Death Benefit II Rider	1.40%	1.70%	1.80%

The Mortality and Expense Risk Charge and the Administrative Fee will not continue after the Annuity Date if fixed annuity payments are elected. If variable annuity payments are elected, both charges will continue after the Annuity Date. For more information about these charges, please see the CHARGES, FEES AND DEDUCTIONS - Mortality and Expense Risk Charge and Administrative Fee sections.

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans):

• Loan Interest Rate (net)[6]	2.00%

Optional Rider7 Annual Expenses:

Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit (as a percentage of the Protected Payment Base)
Core Protect Plus Charge (Single) [8] Core Protect Plus Charge (Joint) [8] Enhanced Income Select Charge (Single) [9]	2.50% 2.75% 2.25%
Enhanced Income Select Charge (Joint) [9]	2.75%
CoreIncome Advantage 4 Select Charge (Single) [9]	1.00%
CoreIncome Advantage 4 Select Charge (Joint) [9]	1.50%
CoreIncome Advantage Select Charge (Single) [9]	2.00%
CoreIncome Advantage Select Charge (Joint) [9]	2.50%
Income Access Select Charge[9]	2.75%
Guaranteed Minimum Accumulation Benefit[10] (as a percentage of the Guaranteed Protection Amount)
Guaranteed Protection Advantage 3 Select Charge	2.25%

1 The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply, see CHARGES, FEES AND DEDUCTIONS and see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge for situations where the withdrawal charge amount may be reduced.

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

3 The Variable Account Value is the value of your Variable Investment Options on any Business Day.

4 This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

5 If you buy an optional death benefit rider, we will add this charge to the Mortality and Expense Risk Charge until, and including, your Annuity Date.

6 If we process a loan on your Contract, we will charge you a gross interest rate of 5% on your outstanding principal amount. We will credit you the amount of 3% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 2% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

7 Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

8 If you buy this guaranteed minimum withdrawal benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

9 If you buy a guaranteed minimum withdrawal benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Protected Payment Base, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base and/or due to changes in the annual charge percentage applied. Your Protected Payment Base may increase due to additional Purchase Payments, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Optional Rider Charges.

10 If you buy a guaranteed minimum accumulation benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Guaranteed Protection Amount. The initial Guaranteed Protection Amount is equal to the initial Purchase Payment if purchased at Contract issue or is equal to the Contract Value if the Rider is purchased on a Contract Anniversary. For a complete explanation of the Guaranteed Protection Amount, see OPTIONAL LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Guaranteed Protection Amount and/or due to changes in the annual charge percentage applied. Your Guaranteed Protection Amount may increase due to additional Purchase Payments made the first year of a Term, decrease due to withdrawals or also change due to Step-Ups. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges.

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2017, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.77%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	2.71%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2017. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are Stepped-Up Death Benefit II, Income Access Select and Guaranteed Protection Advantage 3 Select. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2017. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,599	$3,387	$4,916	$8,788
Minimum	$831	$1,156	$1,320	$2,231
3 Year Option
Maximum	$1,628	$3,288	$4,767	$8,965
Minimum	$861	$1,068	$1,205	$2,550
0 Year Option
Maximum	$1,008	$2,954	$4,807	$9,023
Minimum	$241	$738	$1,256	$2,654

• If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,599	$2,847	$4,646	$8,788
Minimum	$831	$616	$1,050	$2,231
3 Year Option
Maximum	$1,628	$2,928	$4,767	$8,965
Minimum	$861	$708	$1,205	$2,550
0 Year Option
Maximum	$1,008	$2,954	$4,807	$9,023
Minimum	$241	$738	$1,256	$2,654

• If you did not surrender, annuitize, but left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$969	$2,847	$4,646	$8,788
Minimum	$201	$616	$1,050	$2,231
3 Year Option
Maximum	$998	$2,928	$4,767	$8,965
Minimum	$231	$708	$1,205	$2,550
0 Year Option
Maximum	$1,008	$2,954	$4,807	$9,023
Minimum	$241	$738	$1,256	$2,654

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial advisor to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

If certain optional living benefit riders are elected, only Investment Options marked with an “*” are available for investment. For more information, see OPTIONAL LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER
*Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund Series II	Both capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund Series II	Total return through growth of capital and current income.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER
*American Funds IS Asset Allocation Fund Class 4	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM
American Funds IS Blue Chip Income and Growth Fund Class 4	Provide income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds IS Bond Fund Class 4	Provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds IS Capital Income Builder® Class 4

The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. Secondary objective is to provide growth of capital.

Capital Research and Management CompanySM
American Funds IS Global Balanced Fund Class 4	Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.	Capital Research and Management CompanySM

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER
American Funds IS Global Bond Fund Class 4	Provide, over the long term, a high level of total return consistent with prudent investment management.	Capital Research and Management CompanySM
American Funds IS Global Growth and Income Fund Class 4	Provide long-term growth of capital while providing current income.	Capital Research and Management CompanySM
American Funds IS Global Growth Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Global Small Capitalization Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth Fund Class 4	Provide growth of capital.	Capital Research and Management CompanySM
American Funds IS Growth-Income Fund Class 4	Provide long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds IS High-Income Bond Fund Class 4	Provide a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM
American Funds IS International Fund Class 4	Provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds IS International Growth and Income Fund Class 4	Provide long-term growth of capital while providing current income.	Capital Research and Management CompanySM
*American Funds IS Managed Risk Asset Allocation Fund Class P2	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Capital Research and Management CompanySM
American Funds IS New World Fund® Class 4	Provide long-term capital appreciation.	Capital Research and Management CompanySM
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4	Provide a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC	INVESTMENT GOAL	MANAGER
*BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock iShares® Alternative Strategies V.I. Fund Class I	Seeks to achieve long term growth of capital and risk adjusted returns.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Allocation V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.
*Fidelity® VIP FundsManager® 60% Portfolio Service Class 2	Seeks high total return.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Government Money Market Portfolio Service Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Co., Inc.

FIRST TRUST VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
First Trust Dorsey Wright Tactical Core Portfolio Class I	Seeks to provide total return.	First Trust Advisors L.P.
*First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust Advisors L.P.
First Trust Multi Income Allocation Portfolio Class I	Seeks to maximize current income, with a secondary objective of capital appreciation.	First Trust Advisors L.P.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER
Franklin Founding Funds Allocation VIP Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Templeton Services, LLC serves as the fund’s administrator.
Franklin Income VIP Fund Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Advisory Services, LLC
Templeton Global Bond VIP Fund Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

IVY VARIABLE INSURANCE PORTFOLIOS	INVESTMENT GOAL	MANAGER
Ivy VIP Asset Strategy Class II	Seeks to provide total return.	Ivy Investment Management Company
Ivy VIP Energy Class II	Seeks to provide capital growth and appreciation.	Ivy Investment Management Company

JANUS ASPEN SERIES	INVESTMENT GOAL	MANAGER
*Janus Henderson Balanced Portfolio Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio Service Shares	Maximum total return, consistent with preservation of capital.	Janus Capital Management LLC

JPMORGAN INSURANCE TRUST	INVESTMENT GOAL	MANAGER
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	Seeks to maximize long-term total return.	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Income Builder Portfolio Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	J.P. Morgan Investment Management Inc.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks to deliver high current income and long-term growth of capital by investing primarily in a variety of fixed income securities and select equity-related securities.	Lord, Abbett & Co., LLC
Lord Abbett International Equity Portfolio Class VC (formerly called Lord Abbett International Core Equity Portfolio)	Seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.	Lord, Abbett & Co., LLC
Lord Abbett Total Return Portfolio Class VC

Seeks to deliver current income and the opportunity for capital appreciation by investing primarily in U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select allocations to high yield and foreign debt securities.

Lord, Abbett & Co., LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
*MFS® Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	MANAGER
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S	Seeks long-term growth of capital and income generation.	Neuberger Berman Investment Advisers LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	MANAGER
Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc.
Oppenheimer International Growth Fund/VA Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
All Portfolios offered are Class I unless otherwise noted below.
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management
Currency Strategies Portfolio	Seeks to provide total return.	UBS Asset Management (Americas) Inc. & Macro Currency Group
Developing Growth Portfolio	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC
*PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Alternatives Portfolio	Seeks to provide total return.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks dividend income and long-term capital appreciation.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Equity Long/Short Portfolio	Seeks capital appreciation.	AQR Capital Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Floating Rate Loan Portfolio	Seeks a high level of current income	Eaton Vance Investment Managers
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Inflation Strategy Portfolio	Seeks to maximize total return consistent with prudent investment management.	Barings LLC
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC.
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Wellington Management Company LLP
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

As previously supplemented on February 28, 2018, the Long/Short Large-Cap Portfolio will be reorganized and transferred to the Main Street® Core Portfolio on or about June 28, 2018 (the “Transfer Date”). Effective May 1, 2018, the Long/Short Large-Cap Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Long/Short Large-Cap Portfolio as of the end of the Business Day on April 30, 2018, may continue to make Purchase Payments, transfers, or withdrawals involving the Long/Short Large-Cap Portfolio. If you have Contract Value in the Long/Short Large-Cap Portfolio and withdraw or transfer out 100% of the Contract Value, you will not be able to re-invest in the Long/Short Large-Cap Portfolio. For 30 calendar days before the Transfer Date and for 30 calendar days after the Transfer Date, you may make a one-time transfer of all or a portion of the Contract Value you have in the Long/Short Large-Cap Portfolio or in the Main Street® Core Portfolio, as applicable, to any other available Investment Option without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to the limitations as described in this Prospectus. Unless you instruct us otherwise, after the Transfer Date any outstanding instruction you have on file with us that designates the Long/Short Large-Cap Portfolio will be deemed an instruction for the Main Street® Core Portfolio. Any references to the Long/Short Large-Cap Portfolio are deleted from this Prospectus after the Transfer Date.

Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners Global Investors, Inc.
*Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
*Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
*Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Principal Real Estate Investors LLC
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER
PIMCO All Asset All Authority Portfolio – Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company, LLC
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Management Company, LLC

Effective November 1, 2016, the PIMCO All Asset All Authority Portfolio (Advisor Class) Investment Option was closed to new investors. Starting November 1, 2016, if you have Account Value in that Investment Option and withdraw or transfer out 100% of the Account Value, you will not be able to re-invest in that Investment Option.

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER
*State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	MANAGER
VanEck VIP Global Hard Assets Fund Class S	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

The Investment Adviser

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management CompanySM is the investment adviser of the American Funds Insurance Series. Milliman Financial Risk Management LLC is the sub-adviser of the Managed Risk Asset Allocation Fund with respect to the managed risk strategy.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

Fidelity Management & Research Co., Inc. is the investment adviser for the Fidelity® Variable Insurance Products Funds.

First Trust Advisors L.P. is the investment advisor for the First Trust Variable Insurance Trust.

Franklin Advisory Services, LLC is the investment adviser for the Franklin Rising Dividends VIP Fund. Franklin Templeton Services, LLC is the fund administrator for the Franklin Founding Funds Allocation VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Global Discovery VIP Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund. These Portfolios are part of the Franklin Templeton Variable Insurance Products Trust.

Invesco Advisers, Inc. is the investment adviser for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Invesco Asset Management Limited is the sub-adviser of Invesco V.I. Global Real Estate Fund.

Ivy Investment Management Company is the investment adviser of the Ivy Variable Insurance Portfolios.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

J.P. Morgan Investment Management Inc. is the investment adviser to JPMorgan Insurance Trust and oversees the management of the JPMorgan Insurance Trust Portfolios.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust.

Lord, Abbett & Co. LLC is the investment adviser for the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser for the MFS Variable Insurance Trust.

Neuberger Berman Investment Advisers LLC is the investment manager of the Neuberger Berman Advisers Management Trust.

OFI Global Asset Management, Inc. is the investment adviser of the Oppenheimer Variable Account Funds. The Fund’s sub-adviser is OppenheimerFunds, Inc.

Pacific Investment Management Company LLC is the investment adviser for the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages certain Pacific Select Fund Portfolios under that name.

SSGA Funds Management, Inc. is the investment adviser for the State Street Variable Insurance Series Funds, Inc.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

Your Fixed Option

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial advisor to fill out an application and submit it along with your initial Purchase Payment to Pacific Life & Annuity Company at P.O. Box 2736, Omaha, Nebraska 68103-2736. In those instances when we receive electronic transmission of the information on the application from your financial advisor’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Call your financial advisor or call us at (800) 748-6907 if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is the following:

Maximum Issue Age
5 Year Option	85
3 Year Option	85
0 Year Option	85[1]

1 Before May 1, 2014, the Maximum Issue Age is 90.

The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner (or any Annuitant in the case of a Non-Natural Owner) named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner (or Annuitant in the case of a Non-Natural Owner), plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

If you purchase an optional rider, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit rider that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If you make Purchase Payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right (with prior written notice) to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Investment Option prior to the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

American Funds IS Capital Income Builder Fund	American Funds IS Global Balanced Fund	American Funds IS Global Bond Fund	American Funds IS Global Growth Fund
American Funds IS Global Growth and Income Fund	American Funds IS Global Small Capitalization Fund	American Funds IS International Fund	American Funds IS International Growth and Income Fund
American Funds IS New World Fund	BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Energy	Lord Abbett International Equity Portfolio
MFS Total Return Series	MFS Utilities Series	Oppenheimer Global Fund/VA	Oppenheimer International Growth Fund/VA
State Street Total Return V.I.S. Fund	Templeton Global Bond VIP Fund

For example, if you transfer from the MFS Total Return Series to the MFS Utilities Series, that counts as one transfer for the calendar month. If you later transfer from the American Funds IS Global Growth Fund to the American Funds IS Global Bond Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Blue Chip Income and Growth Fund	American Funds IS Bond Fund	American Funds IS Growth Fund
American Funds IS Growth-Income Fund	American Funds IS High-Income Bond Fund	American Funds IS Managed Risk Allocation Fund	American Funds IS U.S. Government/AAA-Rated Securities Fund
Lord Abbett Bond Debenture Portfolio	PIMCO CommodityRealReturn Strategy Portfolio	VanEck Global Hard Assets Fund

For example, if you transfer from the American Funds IS Growth Fund to the American Funds IS Bond Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the American Funds IS Growth Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Growth Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program, or approved corporate owned life insurance policy rebalancing programs are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial advisor immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial advisor or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial advisor acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 4 systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one DCA Plus, dollar cost averaging, or earnings sweep program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase

Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Asset Allocation Models or allowable Investment Options to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Fidelity® VIP Government Money Market Subaccount to one or more Variable Investment Options (other than the Fidelity® VIP Government Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge (5 Year Option and 3 Year Option only). This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

• withdrawals after the 1st Contract Anniversary, if the Owner (or Annuitant in the case of a Non-Natural Owner) has been diagnosed on or after the Contract Date with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

• subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner (or Annuitant in the case of a Non-Natural Owner) has been confined to an accredited nursing home for 30 calendar days or longer and was not confined to the nursing home on the Contract Date.

The nursing home waiver applies only to withdrawals made while the Owner (or Annuitant in the case of a Non-Natural Owner) is in a nursing home or within 90 calendar days after the Owner (or Annuitant in the case of a Non-Natural Owner) leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

• an admittance form which shows the type of facility the Owner (or Annuitant in the case of a Non-Natural Owner) entered, and

• a bill from the nursing home which shows that the Owner (or Annuitant in the case of a Non-Natural Owner) met the 30 calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

• is operating in accordance with the law of jurisdiction in which it is located,

• is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

• provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
“Age” of Payment in Years:	5 Year Option	3 Year Option	0 Year Option
1	7%	7%	None
2	7%	6%
3	6%	4%
4	5%	0%
5	3%	0%
6 or more	0%	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the surrender charge period that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge. The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

For example using the 5 Year Option: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $318 ($9,000 - $2,000 - $1,700 = $5,300; $5,300 x 6% = $318).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to a percentage of each Subaccount’s assets. The annual rate percentage is 0.95% for the 5 Year Option, 1.25% for the 3 Year Option, and 1.35% for the 0 Year Option.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit II . If the Stepped-Up Death Benefit II is purchased, the total Risk Charge annual rate will be 1.15% for the 5 Year Option, 1.45% for the 3 Year Option, and 1.55% for the 0 Year Option. Any increase in your Risk Charge will not continue after the Annuity Date. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount and is the same for any Option (5 Year Option, 3 Year Option, 0 Year Option) you select. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $50.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Optional Rider Charges

The following disclosure applies to the Core Protect Plus (Single and Joint) Riders.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options (excluding the DCA Plus Fixed Option) on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

If your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

The Rider annual charge percentage in effect on the Rider Effective Date will not change once issued - even if an Automatic Reset under the Rider occurs. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract. You can find more information about Protected Payment Base and an Automatic Reset for each applicable Rider in the OPTIONAL LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Optional Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Core Protect Plus (Single)	2.50%	Protected Payment Base	Quarterly Rider Anniversary
Core Protect Plus (Joint)	2.75%	Protected Payment Base	Quarterly Rider Anniversary

The following disclosure applies to the optional Riders listed in the table below.

If you purchase an optional Rider listed in the table below, we will deduct an annual charge from your Investment Options, excluding the DCA Plus Fixed Option, on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. The applicable maximum annual charge percentage is based on the 10-Year Treasury Rate (the monthly average as published by the Federal Reserve which can be obtained at www.federalreserve.gov). The maximum percentages below are the same for any Option (5 Year Option, 3 Year Option, 0 Year Option) that you select. Prior to purchase, speak with your Financial Advisor or contact us directly for the current annual charge percentage in effect for a particular Rider.

	Maximum Annual Charge Percentage Under the Rider
Rider Name	10-Year Treasury Rate Monthly Average Less than 2.00%	10-Year Treasury Rate Monthly Average 2.00% to 3.99%	10-Year Treasury Rate Monthly Average 4.00% or more	To determine the amount to be deducted, the percentage that applies to you is multiplied by the:	The Charge is deducted on each:
Enhanced Income Select (Single)[1]	2.25%	2.00%	1.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select (Joint)[1]	2.75%	2.50%	2.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Single)	2.00%	1.50%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage Select (Joint)	2.50%	2.00%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select (Single)	1.00%	0.75%	0.50%	Protected Payment Base	Quarterly Rider Anniversary
CoreIncome Advantage 4 Select (Joint)	1.50%	1.25%	1.00%	Protected Payment Base	Quarterly Rider Anniversary
Income Access Select	2.75%	2.25%	1.50%	Protected Payment Base	Quarterly Rider Anniversary
GPA 3 Select	2.25%	2.00%	1.75%	Guaranteed Protection Amount[2]	Quarterly Rider Anniversary

1 Enhanced Income Select Riders. If there is a rider price increase, you can elect to opt out of the most recent price increase if the election is made within sixty (60) calendar days after your Contract Anniversary date. Such an election will result in a reduction or termination of certain features and benefits under the riders. You can find complete information on this opt out in the Opt-Out – Rider Price Changes subsection for the Enhanced Income Select Riders. See OPTIONAL LIVING BENEFIT RIDERS.

2 Protected Payment Base or Guaranteed Protection Amount are defined, where applicable, in the Rider Terms subsection for each rider referenced above. See OPTIONAL LIVING BENEFIT RIDERS.

Generally, as economic factors improve, the annual charge percentage may decrease and as economic factors decline, the annual charge percentage may increase. The annual charge will change based on current economic factors including interest rates and equity market volatility but is subject to the maximum annual charge percentage in the table above. We determine, at our sole discretion, whether a change in the current annual charge percentage will occur subject to the maximum annual charge percentage in the table above. This rider pricing structure is intended to help us provide the guarantees under the riders.

Every 3 months, generally on or about February 1, May 1, August 1 and November 1, we declare what the annual charge percentage will be for the following 3 month period (e.g. May through July). For example, when determining the annual charge percentage for May 1, we will use the 10-Year Treasury Rate monthly average for the month of March to see which maximum annual charge is in effect, and then determine, at our sole discretion, whether a change in the current annual charge percentage will occur. The annual charge percentage may be less than the applicable maximum annual charge percentage shown in the table above. See the hypothetical examples below.

If you purchase a rider, the charge is deducted every 3 months following your Rider Effective Date (“Quarterly Rider Anniversary”) and your initial annual charge percentage is guaranteed not to change until the 1st Contract Anniversary after the Rider Effective Date. The charge is deducted in arrears each Quarterly Rider Anniversary and will be deducted while the Rider remains in effect and when the Rider terminates.

Beginning on the 1st Contract Anniversary after the Rider Effective Date, and on any subsequent Contract Anniversary, we may change the annual charge percentage. The annual charge percentage may increase or decrease each Contract Anniversary. Any increase in the annual charge percentage will not exceed 0.50% from the previous Contract Year. The 0.50% limitation does not apply to any annual charge percentage decreases which could be more than 0.50%. If a change to your annual charge percentage is made, the new annual charge percentage will remain the same until your next Contract Anniversary. You will receive the applicable annual charge percentage in effect for new issues of the same rider, subject to the maximum annual charge and 0.50% increase limit.

Here are a few hypothetical examples using CoreIncome Advantage Select (Single) to help you understand how the annual charge percentage may change over time.

Example 1 – Purchasing a new Rider: The annual charge percentage in effect for February 1st is 1.15% and the 10-Year Treasury Rate is 2.10%. You purchase the Rider on March 15th (your Rider Effective Date). You will be charged 1.15% until your next Contract Anniversary.

Example 2 – Increase in annual charge percentage of less than 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.40% and the 10-year Treasury Rate is 1.90%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.40% until your next Contract Anniversary since that is the annual charge percentage in effect for new issues of the same Rider, 1.40% is less than the 2.00% maximum annual charge and your charge increased by less than 0.50%.

Example 3 – Increase in annual charge percentage subject to 0.50% limit: The annual charge percentage in effect for February 1st of the current year is now 1.80% and the 10-year Treasury Rate is 1.50%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Your new annual charge percentage will be 1.65% until your next Contract Anniversary because we cannot increase your annual charge by more than 0.50% from the previous Contract Year and 1.65% is less than the 2.00% maximum annual charge.

Example 4 – Decrease in annual charge percentage: The annual charge percentage in effect for February 1st of the current year is now 0.60% and the 10-year Treasury Rate is 3.10%. You purchased a Rider on March 15th and it is now your first Contract Anniversary after the Rider Effective Date. Your annual charge percentage was 1.15% for the first year. Using the table above, since the 10-Year Treasury Rate used is the “2.00% to 3.99%” breakpoint, the maximum annual charge percentage that may be declared is 1.50%. Your new annual charge percentage will be 0.60% until your next Contract Anniversary.

Should the 10-Year Treasury Rate no longer be available, we will substitute the 10-Year Treasury Rate (monthly average) with another measure for determining the annual Rider charge percentage. However, the maximum fee percentages in the table provided in your Rider will not change as long as your Rider remains in effect.

If your Rider terminates on a Quarterly Rider Anniversary (for reasons other than death), the entire charge for the prior quarter will be deducted on that Quarterly Rider Anniversary. If your Rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

Once your Contract Value is zero, the Rider annual charge will no longer be deducted. In addition, we will waive the Rider charge for the quarter in which full annuitization of the Contract occurs and the Rider annual charge will no longer be deducted.

See Mortality and Expense Risk Charge for the Stepped-Up Death Benefit II charge information.

Premium Taxes

A tax may be imposed on your Purchase Payments (“premium tax”) at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Currently, the state of New York does not impose premium taxes on the sale of this type of product. However, future changes in facts or state law may require premium tax charges. Tax rates ranging from 0% to 3.5% are currently in effect, but may also change in the future. Premium tax is charged according to the rate determined by your state of residence at the time of annuitization.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

• If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

• If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named upon or after reaching his or her 86th birthday for the 5 Year Option, 3 Year Option or 0 Year Option (before May 1, 2014, 91st birthday for the 0 Year Option). We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $2,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any Contract Debt, any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any applicable optional Rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $2,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Net Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect optional Rider benefits. Work with your financial advisor prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. However some states’ laws may require a different Annuity Date. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be converted (if this net amount is at least $2,000) to a fixed annuity payout option.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $2,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the Annuity 2000 Mortality Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. For other Annuity Options available through optional riders, see the OPTIONAL LIVING BENEFIT RIDERS section.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

If a Life with Period Certain annuity option provides for payments of the same amount for different Periods Certain at some ages, we will assume that your selection was for the longest Period Certain available for your age.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 10 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example using the 5 Year Option, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) x 3% = $141). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If any Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $20. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1.0% and the Annuity 2000 Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the Annuity 2000 Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of any Contract Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any Contract Debt and if proceeds are used to purchase an Annuity Option from us, any charge for premium taxes and/or other taxes. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the death benefit proceeds, in the following order:

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the death benefit proceeds), the proceeds will be payable to the Owner’s Estate.

Standard Death Benefit Amount

We calculate the Standard Death Benefit Amount as of the Notice Date and the death benefit proceeds will be paid in accordance with the Death Benefit Proceeds section above.

Here are a few definitions regarding the Standard Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The Standard Death Benefit Amount as of any Business Day before the Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• the Total Adjusted Purchase Payments.

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments on the effective date of the Owner Change (“Change Date”) will be reset to the lesser of:

• the Contract Value as of the Change Date, or

• the Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by a Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

See APPENDIX I: STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. If you have purchased an optional living benefit Rider, please refer to the Rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

Death of Annuitant

If an Annuitant (who is not an Owner) dies and there is a surviving Joint Annuitant, the surviving Joint Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant but there is a Contingent Annuitant, the Contingent Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant or Contingent Annuitant, the youngest Owner becomes the Annuitant, provided that the Owner is not a Non-Natural Owner. No death benefit will be paid, except as otherwise provided under the Death Benefit Proceeds section.

Death of Owner

If any Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Standard Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Standard Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under IRS regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 408, or 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the 5th anniversary of the Annuitant’s death falls (the “five-year rule”), and is only available on Contracts where the Annuitant dies before their RMDs have begun.

However, the life expectancy method and the five-year rule are modified if the sole primary Beneficiary is a surviving spouse. If the surviving spouse elects not to do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy. If the surviving spouse elects to defer the commencement of required distributions beyond the 1st anniversary of the Annuitant’s death, the surviving spouse may defer required distributions until the later of:

• December 31 of the year following the year the Annuitant died, or

• December 31 of the year in which the deceased Annuitant would have turned 70½.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

Stepped-Up Death Benefit II

This optional Rider offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the oldest Owner’s (or oldest Annuitant’s in the case of a Non-Natural Owner) 81st birthday) increased by the amount of additional Purchase Payments and decreased by withdrawals that you make.

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 75 or younger on the Contract Date. An Owner change may only be elected if the age of any new Owner is 75 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

How the Rider Works

Here are a few definitions regarding the Standard Death Benefit Amount:

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. This amount may be adjusted if there is an Owner change as described below.

Pro Rata Reduction – The reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal (including any applicable withdrawal charges) by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than actual amount withdrawn.

If you purchase this Rider at the time your application is completed, upon the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Standard Death Benefit Amount (as of the Notice Date) as described in the Standard Death Benefit Amount section above.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of any Owner (or any Annuitant in the case of a Non-Natural Owner), prior to the Annuity Date. The Guaranteed Minimum Death Benefit Amount may be different if an Owner change occurs (see the Owner Change subsection below).

First we calculate what the Standard Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs before death benefit proceeds become payable and before the oldest Owner (or oldest Annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Standard Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date. The reduction made, when the Contract Value is less than aggregate Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

The highest of these adjusted Standard Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider and no Owner change occurred as outlined in the Owner Change subsection below. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Guaranteed Minimum Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount (under the Standard Death Benefit Amount) on the effective date of the Owner change (the “Change Date”). An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change, will not trigger a reset.

On each Contract Anniversary after the Change Date and before the oldest Owner (annuitant in the case of a Non-Natural Owner) reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”), we recalculate the Standard Death Benefit Amount for each Milestone Date and set it equal to the greater of:

• the Contract Value on that Contract Anniversary, or

• the Total Adjusted Purchase Payments on the Change Date.

We then adjust the Standard Death Benefit Amount for each Milestone Date by:

• adding the aggregate amount of Purchase Payments received by us since that Milestone Date, and

• subtracting a Pro Rata Reduction for each withdrawal that has occurred since that Milestone Date.

The highest of these adjusted Standard Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase this Rider. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds section above.

See APPENDIX I: STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS.

Termination

The Rider will remain in effect until the earlier of:

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the date death benefit proceeds become payable under the Contract,

• the date the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time after the right to cancel period. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 calendar days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require a 30-day waiting period on partial withdrawals in the future. We will provide you at least 30 calendar days prior notice before we implement the 30-day waiting period on partial withdrawals. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option and with prior written notice, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect. Partial withdrawals from any fixed option in any Contract Year may be subject to restrictions.

See THE GENERAL ACCOUNT.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own optional Riders, taking a withdrawal before a certain age or a withdrawal that is greater than the allowed annual withdrawal amount under a Rider, may result in adverse consequences such as a reduction in Rider benefits or the failure to receive lifetime withdrawals under the Rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 6 years for the 5 Year Option or 4 years for the 3 Year Option, plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 6 years or more for the 5 Year Option and 4 years or more for the 3 Year Option. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For example using the 5 Year Option: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your remaining Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300. In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300; $15,300 represents the remaining Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

• severance from employment,

• death,

• disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract. If you are replacing another annuity contract or life insurance policy, the Free Look period ends 60 calendar days after you receive your Contract.

The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract, it will be cancelled as of the date we receive your Contract. You will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

If your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

OPTIONAL LIVING BENEFIT RIDERS

General Information

Optional Riders are subject to availability (including state availability) and may be discontinued for purchase at anytime without prior notice. Before purchasing any optional Rider, make sure you understand all of the terms and conditions and consult with your financial advisor for advice on whether an optional Rider is appropriate for you. We reserve the right to only allow the purchase of an optional living benefit Rider at Contract issue and will give prior written notice and amend the prospectus to reflect such a change. Your election to purchase an optional Rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments for any Rider, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own, and you will not be able to increase your Contract Value or increase any protected amounts under your optional living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit or guaranteed minimum accumulation benefit riders. The following is a list (which may change from time to time) of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Core Protect Plus (Single or Joint)

• Enhanced Income Select (Single or Joint)

• CoreIncome Advantage 4 Select (Single or Joint)

• CoreIncome Advantage Select (Single or Joint)

• Income Access Select

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life or over a certain period through withdrawals during the accumulation phase, if certain conditions are met. The riders have the same basic structure with differences in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, certain number of years, for a single life or for joint lives), what age lifetime withdrawals may begin, if applicable, or if an annual credit is available. The riders also offer the potential to lock in market gains on each Contract Anniversary which may increase the annual amount you may withdraw each year under the rider. For riders that offer the potential for lifetime income, if the Designated Life (or youngest Designated Life for joint versions) is at or above the age for lifetime withdrawal eligibility, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise). If every Designated Life (youngest Designated Life for joint versions) is below the age for lifetime withdrawal eligibility and your Contract Value goes to zero (due to withdrawals, fees, market performance, or otherwise) before the Designated Life (youngest Designated Life for joint versions) reaches the eligibility age for lifetime withdrawals, the rider will terminate without value and no further withdrawal may be made under the rider.

Below is a comparison of some of the guaranteed minimum withdrawal benefit rider features. Working with your financial advisor, see the individual rider descriptions after this section for complete information about each optional rider and its features and benefits.

	Core Protect Plus (Single or Joint)	Enhanced Income Select (Single or Joint)	CIA Select (Single or Joint)	CIA 4 Select (Single or Joint)	Income Access Select
Purchase	At Contract issue or within 60 calendar days of the Contract issue date	At Contract issue or on any Contract Anniversary	At Contract issue or on any Contract Anniversary	At Contract issue or on any Contract Anniversary	At Contract issue or on any Contract Anniversary
Investment Option Limitations	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.	YES – Contract Value must be allocated according to the Investment Allocation Requirements described below.
Maximum Issue Age	85 or younger	85 or younger	85 or younger	85 or younger	85 or younger
Lifetime Withdrawals	YES	YES	YES	YES	NO
Age Lifetime Withdrawals Begin	65	59½	65	59½	N/A
Annual Credit	YES	NO	NO	NO	NO
Guaranteed Withdrawal Percentage	See Rate Sheet Supplement applicable to your Contract

Before Age 59½

0%

Ages 59½ to 64

(Contract Value greater than 0)

5.6% (Single)

5.1% (Joint)

Ages 65 to 69

(Contract Value greater than 0)

7.1% (Single)

6.6% (Joint)

Ages 70 to 74

(Contract Value greater than 0)

7.5% (Single)

7.0% (Joint)

Ages 75 to 79

(Contract Value greater than 0)

7.5% (Single)

7.0% (Joint)

Ages 80 and Older

(Contract Value greater than 0)

7.5% (Single)

7.0% (Joint)

If Contract Value goes to zero

3.0% for life (Single)

3.0% for life (Joint)

			Before Age 65 0% Ages 65 and Older 5% for life (Single) 4.5% for life (Joint)	Before Age 59½ 0% Ages 59½ and Older 4% for life (Single) 4% for life (Joint)	7% (does not offer lifetime withdrawal benefits)

	Core Protect Plus (Single or Joint)	Enhanced Income Select (Single or Joint)	CIA Select (Single or Joint)	CIA 4 Select (Single or Joint)	Income Access Select
Resets	YES – Automatic	YES – Automatic or Owner-Elected	YES – Automatic	YES – Automatic	YES – Automatic or Owner-Elected

Guaranteed Minimum Accumulation Benefit

• Guaranteed Protection Advantage 3 Select

The guaranteed minimum accumulation benefit rider focuses on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of a 10-year term, we will make up the difference by making a one-time addition to your Contract Value. The rider also offers the potential to increase the protected amount by locking in any Contract Value increases after a certain number of years. If you lock in any Contract Value increases, the new protected amount will equal your Contract Value and a new 10-year term will begin.

You can find complete information about each optional rider and its key features and benefits below.

You may purchase an optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 calendar days after the Contract Date or, if available, within 60 calendar days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary. Your election to purchase an optional Rider must be received In Proper Form. You can find complete purchasing and eligibility information about each optional Rider in the Purchasing Your Rider subsection of each Rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before a certain age or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular Rider may result in adverse consequences such as a permanent reduction in Rider benefits or the failure to receive lifetime withdrawals under a Rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 60 calendar day period. We reserve the right to refuse a Reset/Step-Up request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional Riders based upon the client’s age or other factors. You should work with your financial advisor to decide whether an optional Rider is appropriate for you.

Taking a loan while an optional living benefit Rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

Work with your financial advisor to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of an optional rider prior to purchase.

Investment Allocation Requirements

At initial purchase and during the entire time that you own an optional living benefit Rider, you must allocate your entire Contract Value to an asset allocation program or Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to the Investment Options listed below.

Currently, the allowable Investment Options are as follows:

Allowable Investment Options
American Funds IS Asset Allocation Fund	Janus Henderson Balanced Portfolio
American Funds IS Managed Risk Asset Allocation Fund	MFS Total Return Series
BlackRock Global Allocation V.I. Fund	Pacific Dynamix – Conservative Growth Portfolio
PSF DFA Balanced Allocation Portfolio Fidelity® VIP FundsManager 60% Portfolio	Pacific Dynamix – Moderate Growth Portfolio Portfolio Optimization Conservative Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Moderate-Conservative Portfolio Portfolio Optimization Moderate Portfolio
Invesco V.I. Balanced-Risk Allocation Fund	State Street Total Return V.I.S. Fund

You may transfer your entire Contract Value between allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions. Keep in mind that you must allocate your entire Contract Value among the allowable Investment Options. If you do not allocate your entire Purchase Payment or Contract Value according to the requirements above, your Rider will terminate.

Allowable Investment Options. You may allocate your entire Contract Value among any of the allowable Investment Options listed in the table above.

By adding an optional living benefit Rider to your Contract, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Contract. We reserve the right to add, remove or change allowable asset allocation programs or allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value to maintain your rider benefits. If you do not reallocate your Contract Value your rider will terminate.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have 30 calendar days starting from the date of our written notice (“30 day period”), to instruct us to take appropriate corrective action to continue participation in an allowable asset allocation program or allowable Investment Options to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional living benefit riders. The reduction in volatility permits us to more effectively provide the guarantees under the Contract. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Subject to availability, you may elect to exchange among the following withdrawal benefit Riders:

FROM	TO	WHEN
Core Protect Plus (Single)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
Core Protect Plus (Joint)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
Income Access Select	Enhanced Income Select (Single) or (Joint) CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
Enhanced Income Select (Single)	Enhanced Income Select (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.

FROM	TO	WHEN
Enhanced Income Select (Joint)	Enhanced Income Select (Single) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
CoreIncome Advantage 4 Select (Single)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
CoreIncome Advantage 4 Select (Joint)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) or (Joint) CoreIncome Advantage 4 Select (Single)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
CoreIncome Advantage Select (Single)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Joint) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.
CoreIncome Advantage Select (Joint)	Enhanced Income Select (Single) or (Joint) Income Access Select CoreIncome Advantage Select (Single) CoreIncome Advantage 4 Select (Single) or (Joint)	On any Contract Anniversary for any Option (5, 3 or 0) you select.

When you elect an exchange, you are terminating your existing Rider and purchasing a new Rider. The Initial Protected Payment Base and Remaining Protected Balance (if applicable) under the new Rider will be equal to the Contract Value on that Contract Anniversary. Generally, if your Contract Value is lower than the Protected Payment Base under your existing Rider, your election to exchange from one rider to another may result in a reduction in the Protected Payment Base and any applicable Protected Payment Amount, Enhanced Income Amount and Remaining Protected Balance that may be applied. In other words, your existing protected balances will not carryover to the new Rider. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. Only one exchange may be elected each Contract Year. In addition, there are withdrawal percentages and lifetime income age requirements that may differ between the Riders listed above. Work with your financial advisor prior to electing an exchange.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for the Core Protect Plus (Single) and (Joint) Riders. This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage, Annual Credit Percentage, and Withdrawal Percentage rates in effect for a certain period. You can obtain current percentage rates by calling your financial advisor, visiting www.PacificLife.com, or by calling us at (800) 748-6907.

To receive the applicable percentages in a supplement, your application must be signed within the stated time period as disclosed in the applicable supplement, your application must be received, In Proper Form, within 14-calendar days after the end of the applicable period, and we must receive, In Proper Form, the initial Purchase Payment within 60-calendar days after the end of the applicable period. Once the Rider is issued, your Annual Charge, Annual Credit, and Withdrawal Percentages will not change as long as you own the Rider (even if an automatic reset occurs as described in the Automatic Reset subsection of each Rider).

We will periodically issue new supplements that may reflect percentages that may be higher or lower than the percentages in a previous supplement.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if during the 60-calendar day period current percentage rates have changed since the date you signed your application, the following will apply:

• If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.
• If the Withdrawal Percentage increased, you will receive the higher percentage in effect on the issue date.
• If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or Withdrawal Percentages decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application.

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, or you elect to purchase a Rider within 60 calendar days after the Contract issue date, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial advisor, or call us to confirm the percentages applicable to you.

Past Rate Sheet Prospectus Supplements may be found in the prospectus, by visiting www.PacificLife.com, or by calling us at (800) 748-6907.

Core Protect Plus (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXI Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual Credit – An amount added to the Annual Credit Value. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment. See example 1 in APPENDIX A for a numerical example of initial values.

The Annual Credit is not added to your Contract Value.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Annual Credit Value will no longer apply and cannot be reinstated by any Automatic Reset.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

• the Highest Anniversary Value as of the prior day, plus

• Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

• the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

• the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment. See example 1 in APPENDIX A for a numerical example of initial values.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Highest Anniversary Value will no longer apply and cannot be reinstated by any Automatic Reset.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the Designated Life. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will be determine using the age at the time of the first withdrawal or the first withdrawal after an Automatic Reset. If the Designated Life is 65 years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See example 1 in APPENDIX A for a numerical example of initial values.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date.

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Annual Credit Value until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit is equal to the Annual Credit Percentage multiplied by the total Purchase Payments made into the Contract. See example 2 in APPENDIX A for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 5 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. After the first withdrawal since the Rider Effective Date or 5 Contract Anniversaries from the Rider Effective Date, whichever occurs first, the Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit Value, the Highest Anniversary Value, Automatic Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract year.

• For the first 5 years from the Rider Effective Date, the Protected Payment Base will be increased to equal the greater of the Annual Credit Value or the Highest Anniversary Value, as long as no withdrawals are made.

• If you take any type of withdrawal within the first 5 years from the Rider Effective Date, the Annual Credit Value or the Highest Anniversary Value will no longer affect the Protected Payment Base.

• Once a withdrawal is taken, the Protected Payment Base may be increased through an Automatic Reset. An Automatic Reset will increase the Protected Payment Base to equal the Contract Value on the Reset Date (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary).

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See examples 3 and 4 of APPENDIX A for numerical examples of withdrawals and the effect on the Protected Payment Base.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX A for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, market performance, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset will not reinstate eligibility for the Annual Credit Value or Highest Anniversary Value as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, Purchase Payments received after the Rider Effective Date and before the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

will result in an increase in the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value by the entire amount of the additional Purchase Payment. See example 2 in APPENDIX A for a numerical example of the adjustments to the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value when a Purchase Payment is made. Any Purchase Payments received after the earlier of the first withdrawal or 5 Contract Anniversaries as described above, will increase the Protected Payment Base. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, or adding or removing the Owner's spouse),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise) if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX A. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Core Protect Plus (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXI Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date, or within 60 calendar days from the Contract Date, if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), Keogh, or 457 plan.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or

TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual Credit – An amount added to the Annual Credit Value. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit Value – One of two values (the other value is the Highest Anniversary Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit Value is increased each year by any Annual Credits, plus any subsequent Purchase Payments received from the most recent Contract Anniversary, during the periods described above.

The initial Annual Credit Value is equal to the initial Purchase Payment. See example 1 in APPENDIX B for a numerical example of initial values.

The Annual Credit is not added to your Contract Value.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Annual Credit Value will no longer apply and cannot be reinstated by any Automatic Reset.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Highest Anniversary Value – One of two values (the other value is the Annual Credit Value) that determine the Protected Payment Base prior to the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

On any day after the Rider Effective Date and during the periods described above, the Highest Anniversary Value is equal to:

• the Highest Anniversary Value as of the prior day, plus

• Purchase Payments received by us on that day.

On any Contract Anniversary after the Rider Effective Date, the Highest Anniversary Value is equal to the greater of:

• the Contract Value as of that Contract Anniversary (prior to the Rider fee assessment), or

• the Highest Anniversary Value immediately prior to that Contract Anniversary.

The initial Highest Anniversary Value is equal to the initial Purchase Payment. See example 1 in APPENDIX B for a numerical example of initial values.

Once a withdrawal takes place or 5 Contract Anniversaries as described above, the Highest Anniversary Value will no longer apply and cannot be reinstated by any Automatic Reset.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the youngest Designated Life reaches age 65, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic Reset. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See example 1 in APPENDIX B for a numerical example of initial values.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Annual Credit Value until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

The Annual Credit is equal to the Annual Credit Percentage multiplied by the total Purchase Payments made into the Contract. See example 2 in APPENDIX B for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 5 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Annual Credit Value. In addition, Annual Credit eligibility cannot be reinstated by any Automatic Reset.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider also provides for a Highest Anniversary Value feature and for an amount (an “Annual Credit”) to be added to the Annual Credit Value. After the first withdrawal since the Rider Effective Date or 5 Contract Anniversaries from the Rider Effective Date, whichever occurs first, the Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary). Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit Value, the Highest Anniversary Value, Automatic Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract year.

• For the first 5 years from the Rider Effective Date, the Protected Payment Base will be increased to equal the greater of the Annual Credit Value or the Highest Anniversary Value, as long as no withdrawals are made.

• If you take any type of withdrawal within the first 5 years from the Rider Effective Date, the Annual Credit Value or the Highest Anniversary Value will no longer affect the Protected Payment Base.

• Once a withdrawal is taken, the Protected Payment Base may be increased through an Automatic Reset. An Automatic Reset will increase the Protected Payment Base to equal the Contract Value on the Reset Date (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary).

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See examples 3 and 4 of APPENDIX B for numerical examples of withdrawals and the effect on the Protected Payment Base.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide notice to the Owner.

See example 6 in APPENDIX B for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, market performance, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset will not reinstate eligibility for the Annual Credit Value or Highest Anniversary Value as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect, before the Annuity Date, and after the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date,

we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, Purchase Payments received after the Rider Effective Date and before the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 5 Contract Anniversaries from the Rider Effective Date.

will result in an increase in the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value by the entire amount of the additional Purchase Payment. See example 2 in APPENDIX B for a numerical example of the adjustments to the Protected Payment Base, Annual Credit Value and the Highest Anniversary Value when a Purchase Payment is made. Any Purchase Payments received after the earlier of the first withdrawal or 5 Contract Anniversaries as described above, will increase the Protected Payment Base. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero (due to withdrawals, fees, market performance, or otherwise) if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Resets occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in APPENDIX C for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%	3.00%
65 to 69	7.10%
70 to 74	7.50%
75 to 79	7.50%
80 and older	7.50%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 6 in APPENDIX C for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount, the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) calendar days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase. The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XV Rider– Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), or Keogh.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. This amount will never be less than zero (0).

Enhanced Income Percentage - When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the youngest Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Resets occurs (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Enhanced Income Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is zero (0), this is the amount that will be paid each Contract Year. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below).

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within sixty (60) calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within sixty (60) calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount, regardless of market performance, until the Contract Value equals zero (0). Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Contract Value equals zero (0), you will receive the Guaranteed Lifetime Income Amount until the death of all Designated Lives eligible for lifetime benefits. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage multiplied by the Protected Payment Base (see the Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table subsection below). If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the youngest Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See example 7 in APPENDIX C for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. An Automatic Reset will increase and an Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Enhanced Income Amount will not change the Protected Payment Base. If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount, see the Withdrawal of Enhanced Income Amount subsection. The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Enhanced Income Percentages and Guaranteed Lifetime Income Percentage Table

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.10%	3.00%
65 to 69	6.60%
70 to 74	7.00%
75 to 79	7.00%
80 and older	7.00%

* The Enhanced Income Percentage is determined by the age of the youngest Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Withdrawal of Enhanced Income Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount each Contract Year until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Enhanced Income Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount. (See example 4 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount and the Contract Value (less the Enhanced Income Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX C for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 6 in APPENDIX C for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (0) (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount (excluding an RMD withdrawal), the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal (including an RMD Withdrawal) that did not exceed the Enhanced Income Amount, the following will apply:

• the remaining Enhanced Income Amount will be paid for that Contract Year. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the youngest Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Opt Out – Rider Price Changes

If there is a Rider price increase, you can elect to opt out of the most recent rider price increase if the date is within sixty (60) calendar days after a Contract Anniversary date. If you elect to opt out, the following will apply:

• if an Automatic or Owner-Elected Reset occurred on the Contract Anniversary, the Protected Payment Base and the Enhanced Income Amount will revert back to the values in place prior to the reset,

• the Annual Charge percentage will stay the same as it was before the rider price change and it will remain at that percentage as long as the Rider is in effect (the 10-Year Treasury Rate no longer applies, see CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges),

• no future Automatic or Owner-Elected Resets will be available,

• the applicable Enhanced Income Percentage will be reduced by 1.50% and it will remain at that percentage as long as the Rider is in effect and the Contract Value is greater than zero (0), and

• the Guaranteed Lifetime Income Percentage will not change.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Enhanced Income Amount until the Contract Value is reduced to zero (0) and then receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If the Contract Value is equal to zero (0) when the Owner dies, the Surviving Spouse will receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If no withdrawals have occurred since the Rider Effective Date and the Contract Value is greater than zero (0), the Enhanced Income Percentage and corresponding Enhanced Income Amount will be based on the age when the Surviving Spouse takes a withdrawal. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial advisor and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• the date of death of the first Designated Life eligible for lifetime benefits, if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Enhanced Income Amount, or

• the day the Contract Value is reduced to zero (0) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 4 Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 6 in APPENDIX D for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage 4 Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XII Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), or Keogh.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is equal to 4% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will equal 4% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is 4% of the Protected Payment Base. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX D for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 59½ or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 6 in APPENDIX D for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this

Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial advisor and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Single)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider - Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger,

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed; if a change occurs this Rider will terminate.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 5% of the Protected Payment Base computed on that date. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 65, the Protected Payment Amount will equal 5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 65 years of age or older, the Protected Payment Amount is 5% of the Protected Payment Base. If the Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX E for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX E for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 6 in APPENDIX E for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount, the Rider will terminate.

If the Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the date of death of the Designated Life or when a death benefit becomes payable under the Contract,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may re-purchase this Rider (if available) on any Contract Anniversary. The existing protected balances will not carry over to the new Rider and will be based on the Contract Value at time of re-purchase. Any Rider re-purchases are subject to the Rider terms and conditions at the time of re-purchase.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

CoreIncome Advantage Select (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit X Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if the Owner is a trust or other entity), except Non-Qualified Life Expectancy (Stretch), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p) or 403(b), except for Inherited IRAs, Inherited Roth IRAs, Inherited TSAs, 401(a), 401(k), Individual(k), or Keogh.

• both Designated Lives are 85 years or younger,

• you allocate your entire Contract Value according to the Investment Allocation Requirements,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA or TSA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA or TSA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA or TSA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

If this Rider is added on a Contract Anniversary, naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA or TSA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 65 years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 65 or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is equal to 4.5% of the Protected Payment Base, less cumulative withdrawals during that Contract Year and will be reset on each Contract Anniversary to 4.5% of the Protected Payment Base computed on that date. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is equal to zero (0). However, once the youngest Designated Life reaches age 65, the Protected Payment Amount will equal 4.5% of the Protected Payment Base and will be reset each Contract Anniversary. The initial Protected Payment Amount will depend upon the age of the youngest Designated Life.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA or TSA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA or TSA).

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 65, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 65 years of age or older, the Protected Payment Amount is 4.5% of the Protected Payment Base. If the youngest Designated Life is younger than 65 years of age, the Protected Payment Amount is zero (0).

The Protected Payment Base may change over time. An Automatic Reset will increase the Protected Payment Base to the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA or TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 65 years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year and will be reset each Contract Anniversary to 4.5% of the Protected Payment Base. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. (See example 4 in APPENDIX F for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. See example 5 in APPENDIX F for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• the youngest Designated Life is age 65 or older.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See example 6 in APPENDIX F for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 65 when the Contract Value is zero (due to withdrawals, fees, or otherwise), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 65 or older and the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount, the following will apply:

• the Protected Payment Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this

Rider will not be used in determining any annuity payments. Work with your financial advisor to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial advisor and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA or TSA),

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount, or

• the day the Contract Value is reduced to zero if the youngest Designated Life is younger than age 65.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Income Access Select

(This Rider is called the Guaranteed Withdrawal Benefit XIII Rider in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this optional Rider on the Contract Date or on any Contract Anniversary provided that on the Rider Effective Date:

• the age of each Owner and Annuitant is 85 years or younger,

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Rider Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

• 7% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

• The Remaining Protected Balance as of that day.

The Protected Payment Amount will be reset on each Contract Anniversary to 7% of the Protected Payment Base computed on that date. The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider. The initial Remaining Protected Balance is equal to the initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or the Contract Value, if the Rider Effective Date is on a Contract Anniversary.

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective. If the Rider is purchased within 60 calendar days of the Contract Date, the Rider Effective Date is the Contract Date. If the Rider is purchased within 60 calendar days of a Contract Anniversary, the Rider Effective Date is the date of that Contract Anniversary.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. This Rider does not provide lifetime withdrawal benefits. Beginning with the 1st anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

The Protected Payment Base and Remaining Protected Balance may change over time. An Automatic Reset or Owner-Elected Reset will increase or decrease the Protected Payment Base and Remaining Protected Balance depending on the Contract Value on the Reset Date. A withdrawal that is less than or equal to the Protected Payment Amount will reduce the Remaining Protected Balance by the amount of the withdrawal and will not change the Protected Payment Base. If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges. Amounts withdrawn under the Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance equals zero or until the Rider terminates. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and the Protected Payment Amount.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. We will reduce the Remaining Protected Balance either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount. (See example 4 in APPENDIX G for a numerical example of the adjustments to the Protected Payment Base and Remaining Protected Balance as a result of an excess withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, both the Protected Payment Base and Remaining Protected Balance will be reduced by an amount that is greater than the excess amount withdrawn.

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Depletion of Contract Value

If the Contract Value was reduced to zero by a withdrawal (including an RMD Withdrawal) that did not exceed the Protected Payment Amount immediately prior to that withdrawal, the following will apply:

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

• no additional Purchase Payments will be accepted under the Contract,

• any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

• the Contract will cease to provide any death benefit (amount will be zero).

If the Contract Value is reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen, and

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only.

Immediately following an RMD Withdrawal, the Remaining Protected Balance will decrease by the RMD Withdrawal amount.

If the Contract Value is reduced to zero, RMD Withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or IRS rules relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which Reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future Reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A Reset occurs when the Protected Payment Base and Remaining Protected Balance are changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the 1st Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to Reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Reset is effective. The Reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and you want to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value. You are strongly advised to work with your financial advisor prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, we reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero (0). The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract and Rider (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically end on the earliest of:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day the Remaining Protected Balance is reduced to zero,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day you exchange this Rider for another withdrawal benefit Rider,

• the Annuity Date, or

• the day the Contract Value is reduced to zero as a result of a withdrawal (except an RMD Withdrawal) that exceeds the Protected Payment Amount.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX G. The examples provided are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 3 Select

(This Rider is called the Guaranteed Minimum Accumulation Benefit Rider in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Guaranteed Protection Amount is $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date or on any subsequent Contract Anniversary if:

• the age of any Owner and Annuitant on the date of purchase is the lesser of:

• 85 years or younger, or

• at least 10 years younger than the maximum annuitization age specified in your Contract,

• the Rider Effective Date is at least 10 years before your selected Annuity Date, and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Guaranteed Protection Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments that are not part of the Guaranteed Protection Amount (Purchase Payments made after the first year of a Term and not included in a Step-Up) will not be included in the benefit calculation at the end of Term.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of a Term are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, or a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the 3rd anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

• your election of a Step-Up must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the Step-Up is effective,

• the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

• a new 10-year Term will begin as of the Step-Up Date, and

• you may not elect another Step-Up until on or after the 3rd anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we reject or restrict any additional Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

• the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

• the day we receive notification from the Owner to terminate the Rider,

• the date a full withdrawal of the amount available for withdrawal is made under the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

• the date the Contract is terminated according to the provisions of the Contract, or

• the Annuity Date.

If your request to terminate the Rider is received at our Service Center within 60 calendar days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the Rider is received at our Service Center more than 60 calendar days after a Contract Anniversary, the Rider will terminate the day we receive the request.

If the Rider is terminated, you must wait until a Contract Anniversary that is at least 1 year from the Effective Date of the termination before the Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX H. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE & ANNUITY, PACIFIC LIFE, AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company (PL&A)

PL&A is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products and various other insurance products and services. At the end of 2017, we had total statutory assets of $7,125.3 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

Our affiliate, Pacific Select Distributors, LLC (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers whose financial advisors are authorized by the Superintendent of the New York State Department of Financial Services to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. At the end of 2017, Pacific Life had $484.7 billion of individual life insurance and total admitted assets of approximately $129 billion. Pacific Life’s executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Separate Account A

Separate Account A was established on January 25, 1999 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and the SAI for the Funds for more information.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Beginning in 2013, any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to either a married person with 3 exemptions or your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding, from every annuity payment, as if you are a married person with 3 exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Please call us at (800) 748-6907 with any questions about the required withholding information.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable Regulation 60 paperwork. The form is available by calling your financial advisor, by calling us at (800) 748-6907, or on our website at www.PacificLife.com. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

A post-death 1035 exchange of Non-Qualified assets may be available for beneficiaries who have elected to receive lifetime payments under Section 72(s) of the Code. Note that we reserve the right to restrict the maximum issue age for this type of transaction. Additionally, we will not accept additional purchase payments or allow a change in ownership (including collateral assignment requests) for a Contract issued via a post-death 1035 exchange of Non-Qualified assets.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life & Annuity Company

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

• the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

• the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding, from every annuity payment, as if you are a married person with 3 exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the optional living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70½. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70½, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70½.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Regulations (Treas. Reg. Sec. 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable Regulations thereunder.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70½, and

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Code Section 403(b) with respect to amounts that accrued after December 31, 1986.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 70 ½ are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

• not subject to Title 1 of ERISA,

• issued under Section 403(b) of the Code, and

• issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the calendar day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. Your loan, including principal and accrued interest, generally must be repaid in quarterly installments and loan repayments are not considered Purchase Payments. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

Taking a loan while an optional living benefit rider is in effect will terminate your Rider. Work with your financial advisor before taking a loan.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401 or 403(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70½ (we do not accept additional contributions during the calendar year the Owner reaches age 70½) and who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 70½. Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59½, severance from employment, death, disability, or financial hardship. Code Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and the regulations, we are required to provide information regarding contributions, loans, withdrawals, and hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for certain transactions, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer) which may include obtaining authorization from either your employer or your employer’s third party administrator.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

• the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners must be under the age of 86 for the 5 Year Option, 3 Year Option and 0 Year Option (for 0 Year Option Contracts issued before May 1, 2014, Contract Owners must be under age 91) at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint

Owners require approval from both Owners. Contract ownership changes may change the Standard Death Benefit Amount and Stepped-Up Death Benefit II calculations. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. In addition, Contract ownership changes may terminate certain optional living benefit riders. See the Termination subsection for a particular Rider in the OPTIONAL LIVING BENEFIT RIDERS section. Work with your financial advisor prior to making any ownership changes.

If your Contract is Qualified under Code Section 401, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner (or Annuitant in the case of a Non-Natural Owner), as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and the Superintendent of the New York State Department of Financial Services will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by the Superintendent of the New York State Department of Financial Services, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their portfolios, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

• permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

• add, remove or combine Variable Accounts;

• combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Variable Account under the 1940 Act;

• operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Variable Account under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day.

Please send your forms and written requests or questions to our Service Center:

Pacific Life & Annuity Company

P.O. Box 2829

Omaha, Nebraska 68103-2829

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life & Annuity Company

P.O. Box 2736

Omaha, Nebraska 68103-2736

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life & Annuity Company

6750 Mercy Road, 4th Floor, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial advisor’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial advisor have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial advisor or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 748-6907 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and optional living benefit rider Automatic or Owner Elected Resets/Step-Ups. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value,

Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 calendar days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 calendar day period.

You will also be sent an annual report for the Separate Account and the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

PSD, a broker-dealer and an affiliate of ours, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial advisors. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial advisors and other employees, payments for travel expenses, including lodging, incurred by financial advisors and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial advisors of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial advisor market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial advisor or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial advisor about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2 and Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. JPMorgan Investment Management Inc. pays us for each JPMorgan Insurance Trust portfolio (Class 2) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class S) held by our separate accounts. OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. pay us for each Oppenheimer Variable Account Funds portfolio (Service Shares) held by our separate accounts. Pacific Investment Management Company LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Class S) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Reinstatements

If we are the issuer of a Contract that is being replaced, we will reinstate the original Contract within 60 calendar days of the date of delivery of the replacing contract if the Owner decides to keep the original Contract and:

• we receive notification that the replacing contract has been cancelled, including the date of cancellation, and

• the replacing insurer processes a check and forwards it to us.

The original Contract will be reinstated with its original provisions and the amount of the check will be credited to the Contract on the date that all requirements are received In Proper Form. If any charges or fees were deducted from the Contract Value at the time the Contract was replaced, these charges and fees will be credited to the Contract at the time of the reinstatement. Any charges or fees that were scheduled to be processed between the date that the Contract was replaced and the date we completed the reinstatement will be assessed upon completion of the reinstatement processing.

Financial Statements

PL&A’s financial statements are contained in the Statement of Additional Information. The financial statements of Separate Account A are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

General Information

All amounts allocated to any fixed option become part of our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions, and guidelines established by our Board. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 calendar days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30-day waiting period on partial withdrawals and transfers. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. However, we will not terminate your Contract if a partial withdrawal reduces the Net Contract Value to an amount less than $1,000 and there is an optional withdrawal benefit rider in effect.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

• interest, plus

• Purchase Payments allocated to the DCA Plus Fixed Option, plus

• any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any;

• transfers, including transfers to the Loan Account,

• withdrawals, including any applicable withdrawal charges,

• amounts applied to provide an annuity,

• annual fees, and

• charges for premium taxes and/or other taxes.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

• the date death benefit proceeds become payable under the Contract,

• the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

• the date the Contract is terminated, or

• the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE

Total Returns

Yields

Performance Comparisons and Benchmarks

Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

Variable Annuity Payment Amounts

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

Corresponding Dates

Age and Sex of Owner and Annuitant

Systematic Transfer Programs

Pre-Authorized Withdrawals

More on Federal Tax Issues

Safekeeping of Assets

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Choice Variable Annuity SAI without charge by calling us at (800) 748-6907 or you can visit our website at www.pacificlife.com to download a copy.

APPENDIX A:

CORE PROTECT PLUS (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentage. The Annual Credit Percentage and the Withdrawal Percentage are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit Value = $100,000

• Highest Anniversary Value = $100,000

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Annual Credit Percentage of 7%

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$10,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$10,700

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, Annual Credit Value, and Highest Anniversary Value are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The

Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $14,000 (7% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $214,000. On Year 2 Contract Anniversary, the Protected Payment Base is reset to $214,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,700 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Automatic Resets at Beginning of Contract Years 4 and 5.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$10,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$10,700
Activity		$4,000	$205,000			$214,000	$6,700
Year 3 Contract Anniversary			$205,000	NA	NA	$214,000	$10,700
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$214,000	$10,700
Year 4 Contract Anniversary	(After Automatic Reset)		$215,000	NA	NA	$215,000	$10,750
Activity		$10,750	$212,000			$215,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$10,750
Year 5 Contract Anniversary	(After Automatic Reset)		$217,000	NA	NA	$217,000	$10,850

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,700):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($205,000) is less than the Protected Payment Base ($214,000), no Automatic Reset occurs. The Protected Payment Amount will be $10,700 (5% of the Protected Payment Base.

At Year 4 Contract Anniversary, the Protected Payment Base ($214,000) was less than the Contract Value ($215,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,750 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,750) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,850 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Contract Value immediately before withdrawal = $207,000.

• Automatic Reset at Beginning of Contract Year 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$10,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$10,700
Activity		$20,000	$187,000 (after $20,000 withdrawal)	N/A	N/A	$203,856	$0
Year 3 Contract Anniversary			$192,000	N/A	N/A	$203,856	$10,193
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	N/A	N/A	$203,856	$10,193
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	N/A	N/A	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,700), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $207,000

• Protected Payment Base = $214,000

• Protected Payment Amount = $10,700 (5% × Protected Payment Base; 5% × $214,000 = $10,700)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,700 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,300 (total withdrawal amount – Protected Payment Amount; $20,000 – $10,700 = $9,300).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $207,000, which equals the $187,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.74% ($9,300 ÷ ($207,000 – $10,700); $9,300 ÷ $196,300 = 0.0474 or 4.74%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $203,856 (Protected Payment Base × (1 – ratio); $214,000 × (1 – 4.74%); $214,000 × 95.26% = $203,856).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $203,856 = $10,193), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero). Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($192,000) is less than the Protected Payment Base ($203,856), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($203,856) was less than the Contract Value ($205,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $10,250 (5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 7%.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Contract Value immediately before withdrawal = $210,000.

• Automatic Reset at Beginning of Contract Year 6.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$0
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$0
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$0
Year 3 Contract Anniversary			$210,000	$228,000	$210,000	$228,000	$0
Activity		$30,000	$180,000 (after $30,000 withdrawal)	N/A	N/A	$195,419	$0
Year 4 Contract Anniversary			$183,000	N/A	N/A	$195,419	$0
Activity (Designated Life reaches age 65)			$178,000	N/A	N/A	$195,419	$9,771
Year 5 Contract Anniversary			$185,000	N/A	N/A	$195,419	$9,771

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$215,000	N/A	N/A	$195,419	$9,771
Year 6 Contract Anniversary	(After to Automatic Reset)		$215,000	N/A	N/A	$215,000	$10,750

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Annual Credit Value ($228,000) is greater than the Contract Value ($210,000) and the Highest Anniversary Value ($210,000), the Protected Payment Base is increased to $228,000. No Automatic Resets are available since no withdrawal has occurred and the Contract has not reached the 5th Contract Anniversary.

Because the $30,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $30,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $30,000 ÷ $210,000 = 0.1429 or 14.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($30,000) ($228,000 - $30,000 = $198,000) or (b) the reduction percentage ($228,000 × 14.29%) = $32,581; $228,000 - $32,581 = $195,419. Since $195,419 is less than $198,000, the new Protected Payment Base is $195,419.

At Year 4 Contract Anniversary, since the Contract Value ($183,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs. Automatic Resets are now available since a withdrawal occurred in Contract Year 3. During Year 4, the Designated Life reaches age 65 and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 5% of the Protected Payment Base ($195,419) which results in a Protected Payment Amount of $9,771.

At Year 5 Contract Anniversary, since the Contract Value ($185,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($215,000) is greater than the Protected Payment Base ($195,419) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,750 (5% × $215,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for Annual Credit Value or Highest Anniversary Value since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$5,000
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$3,125
05/01/2018 Contract Anniversary				$100,000	$5,000
06/15/2018	$1,875			$100,000	$3,125
09/15/2018	$1,875			$100,000	$1,250
12/15/2018	$1,875			$100,000	$0
01/01/2019			$8,000

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
03/15/2019	$2,000			$100,000	$0
05/01/2019 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2019 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2019. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$5,000
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$3,125
04/01/2018		$2,000		$100,000	$1,125
05/01/2018 Contract Anniversary				$100,000	$5,000
06/15/2018	$1,875			$100,000	$3,125
09/15/2018	$1,875			$100,000	$1,250
11/15/2018		$4,000		$96,900	$0

On 3/15/18 there was an RMD Withdrawal of $1,875 and on 4/1/18 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/17 through 4/30/18) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/18, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/18, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Annual Credit Value and Highest Anniversary Value do not apply.

• Contract Value goes to zero during Contract Year 22.

• Death occurs during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 22, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX B:

CORE PROTECT PLUS (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentage. The Annual Credit Percentage and the Withdrawal Percentage are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit Value = $100,000

• Highest Anniversary Value = $100,000

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Annual Credit Percentage of 7%

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$9,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$9,630

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, Annual Credit Value, and Highest Anniversary Value are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The

Protected Payment Amount after the Purchase Payment is equal to $9,000 (4.5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $14,000 (7% of total Purchase Payments) is applied to the Annual Credit Value on that Contract Anniversary, increasing it to $214,000. On Year 2 Contract Anniversary, the Protected Payment Base is reset to $214,000, which is the greater of Annual Credit Value or Highest Anniversary Value. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $9,630 (4.5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Automatic Resets at Beginning of Contract Years 4 and 5.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$9,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$9,630
Activity		$4,000	$205,000			$214,000	$5,630
Year 3 Contract Anniversary			$205,000	NA	NA	$214,000	$9,630
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$215,000	NA	NA	$214,000	$9,630
Year 4 Contract Anniversary	(After Automatic Reset)		$215,000	NA	NA	$215,000	$9,675
Activity		$9,675	$212,000			$215,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$217,000	NA	NA	$215,000	$9,675
Year 5 Contract Anniversary	(After Automatic Reset)		$217,000	NA	NA	$217,000	$9,765

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($9,630):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($205,000) is less than the Protected Payment Base ($214,000), no Automatic Reset occurs. The Protected Payment Amount will be $9,630 (4.5% of the Protected Payment Base.

At Year 4 Contract Anniversary, the Protected Payment Base ($214,000) was less than the Contract Value ($215,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $9,675 (4.5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($9,675) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $9,765 (4.5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Contract Value immediately before withdrawal = $207,000.

• Automatic Reset at Beginning of Contract Year 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$4,500
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$9,000
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$9,630
Activity		$20,000	$187,000 (after $20,000 withdrawal)	N/A	N/A	$202,765	$0
Year 3 Contract Anniversary			$192,000	N/A	N/A	$202,765	$9,124
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	N/A	N/A	$202,765	$9,12
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	N/A	N/A	$205,000	$9,225

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $20,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($20,000 > $10,700), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value are no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $207,000

• Protected Payment Base = $214,000

• Protected Payment Amount = $9,630 (4.5% × Protected Payment Base; 4.5% × $214,000 = $9,630)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $20,000 was taken, which exceeds the Protected Payment Amount of $10,700 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $9,300 (total withdrawal amount – Protected Payment Amount; $20,000 – $9,630 = $10,370).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $207,000, which equals the $187,000 after the withdrawal plus the $20,000 withdrawal amount. Numerically, the ratio is 4.74% ($10,370 ÷ ($207,000 – $9,630); $10,370 ÷ $197,370 = 0.0525 or 5.25%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $202,765 (Protected Payment Base × (1 – ratio); $214,000 × (1 – 5.25%); $214,000 × 94.75% = $202,765).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (4.5% of the Protected Payment Base after the withdrawal (4.5% of $202,765 = $9,124), less cumulative withdrawals during that Contract Year ($20,000), but not less than zero). Since a withdrawal occurred, the Annual Credit Value and Highest Anniversary Value no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($192,000) is less than the Protected Payment Base ($202,765), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($202,765) was less than the Contract Value ($205,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $9,225 (4.5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 7%.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Contract Value immediately before withdrawal = $210,000.

• Automatic Reset at Beginning of Contract Year 6.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$100,000	$100,000	$0
Activity	$100,000		$202,000	$200,000	$200,000	$200,000	$0
Year 2 Contract Anniversary			$207,000	$214,000	$207,000	$214,000	$0
Year 3 Contract Anniversary			$210,000	$228,000	$210,000	$228,000	$0
Activity		$30,000	$180,000 (after $30,000 withdrawal)	N/A	N/A	$195,419	$0
Year 4 Contract Anniversary			$183,000	N/A	N/A	$195,419	$0
Activity (Designated Life reaches age 65)			$178,000	N/A	N/A	$195,419	$8,794
Year 5 Contract Anniversary			$185,000	N/A	N/A	$195,419	$8,794

	Purchase Payment	Withdrawal	Contract Value	Annual Credit Value	Highest Anniversary Value	Protected Payment Base	Protected Payment Amount
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$215,000	N/A	N/A	$195,419	$8,794
Year 6 Contract Anniversary	(After to Automatic Reset)		$215,000	N/A	N/A	$215,000	$9,675

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Annual Credit Value ($228,000) is greater than the Contract Value ($210,000) and the Highest Anniversary Value ($210,000), the Protected Payment Base is increased to $228,000. No Automatic Resets are available since no withdrawal has occurred and the Contract has not reached the 5th Contract Anniversary.

Because the $30,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $30,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $30,000 ÷ $210,000 = 0.1429 or 14.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($30,000) ($228,000 - $30,000 = $198,000) or (b) the reduction percentage ($228,000 × 14.29%) = $32,581; $228,000 - $32,581 = $195,419. Since $195,419 is less than $198,000, the new Protected Payment Base is $195,419.

At Year 4 Contract Anniversary, since the Contract Value ($183,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs. Automatic Resets are now available since a withdrawal occurred in Contract Year 3. During Contract Year 4, the Designated Life reaches age 65 and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 4.5% of the Protected Payment Base ($195,419) which results in a Protected Payment Amount of $8,794.

At Year 5 Contract Anniversary, since the Contract Value ($185,000) is less than the Protected Payment Base ($195,419), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($215,000) is greater than the Protected Payment Base ($195,419) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $9,675 (4.5% × $215,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for Annual Credit Value or Highest Anniversary Value since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$4,500
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$2,625
05/01/2018 Contract Anniversary				$100,000	$4,500
06/15/2018	$1,875			$100,000	$2,625
09/15/2018	$1,875			$100,000	$750
12/15/2018	$1,875			$100,000	$0
01/01/2019			$8,000

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
03/15/2019	$2,000			$100,000	$0
05/01/2019 Contract Anniversary				$100,000	$4,500

Since the RMD Amount for 2019 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2019. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2017 Contract Anniversary				$100,000	$4,500
01/01/2018			$7,500
03/15/2018	$1,875			$100,000	$2,625
04/01/2018		$2,000		$100,000	$625
05/01/2018 Contract Anniversary				$100,000	$4,500
06/15/2018	$1,875			$100,000	$2,625
09/15/2018	$1,875			$100,000	$750
11/15/2018		$4,000		$96,360	$0

On 3/15/18 there was an RMD Withdrawal of $1,875 and on 4/1/18 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/17 through 4/30/18) did not exceed the Protected Payment Amount of $4,500 there was no adjustment to the Protected Payment Base. On 5/1/18, the Protected Payment Amount was re-calculated (4.5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/18, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,500). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($750), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,360.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $750

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $750. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,250 (total withdrawal amount – Protected Payment Amount; $4,000 – $750 = $3,250).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.64% ($3,250 ÷ ($90,000 – $750); $3,250 ÷ $89,250 = 0.0364 or 3.64%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,360 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.64%); $100,000 × 96.36% = $96,360).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Annual Credit Value and Highest Anniversary Value do not apply.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Contract Value goes to zero during Contract Year 22.

• Surviving Spouse dies during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500
Activity (Death of first Designated Life) 14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
22	$4,500	$0	$100,000	$4,500
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4.5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Protected Payment Amount of $4,500 is withdrawn. Withdrawals of the Protected Payment Amount ($4,500) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX C:

ENHANCED INCOME SELECT (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Enhanced Income Percentages or the current Guaranteed Lifetime Income Percentage.

The examples apply to Enhanced Income Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Enhanced Income Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Enhanced Income Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Enhanced Income Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Enhanced Income Amount
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
12/15/2014	$1,875			$100,000	$0
01/01/2015			$8,000
03/15/2015	$2,000			$100,000	$0
05/01/2015 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2015 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2015. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
05/01/2013 Contract Anniversary				$100,000	$5,000
01/01/2014			$7,500
03/15/2014	$1,875			$100,000	$3,125
04/01/2014		$2,000		$100,000	$1,125
05/01/2014 Contract Anniversary				$100,000	$5,000
06/15/2014	$1,875			$100,000	$3,125
09/15/2014	$1,875			$100,000	$1,250
11/15/2014		$4,000		$96,900	$0

On 3/15/14 there was an RMD Withdrawal of $1,875 and on 4/1/14 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/13 through 4/30/14) did not exceed the Enhanced Income Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/14, the Enhanced Income Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/14, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to a Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 5% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 6% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 7% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$5,000	$99,000	$100,000	$5,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$5,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$6,120
3	$6,120	$96,909	$102,000	$6,120
4	$6,120	$97,816	$102,000	$6,120
5	$6,120	$99,691	$102,000	$6,120
6	$6,120	$98,648	$102,000	$6,120
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$6,120
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$7,350
8	$7,350	$97,650	$105,000	$7,350
9	$7,350	$96,875	$105,000	$7,350
10	$7,350	$94,078	$105,000	$7,350
11	$7,350	$98,805	$105,000	$7,350
12	$7,350	$95,478	$105,000	$7,350
13	$7,350	$92,096	$105,000	$7,350
14	$7,350	$88,660	$105,000	$7,350
15	$7,350	$89,168	$105,000	$7,350
16	$7,350	$91,619	$105,000	$7,350
17	$7,350	$92,013	$105,000	$7,350
18	$7,350	$91,349	$105,000	$7,350
19	$7,350	$89,626	$105,000	$7,350
20	$7,350	$86,844	$105,000	$7,350
21	$7,350	$82,002	$105,000	$7,350
22	$7,350	$80,099	$105,000	$7,350

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,120 (6% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic

Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $7,350 (7% of the Protected Payment Base).

Example #8 – Lifetime Income.

This example applies to Enhanced Income Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

Example #9 – Lifetime Income.

This example applies to Enhanced Income Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Surviving Spouse dies during Contract Year 26 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the surviving Designated Life.

APPENDIX D:

COREINCOME ADVANTAGE 4 SELECT (SINGLE AND JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples apply to CoreIncome Advantage 4 Select (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $8,000 (4% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$3,280
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$8,280
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$8,660

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $8,280 (4% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $8,660 (4% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,000
Activity	$100,000		$200,000	$200,000	$8,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$8,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$8,280
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$182,926	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$182,926	$7,317
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$7,680

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $8,280 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $8,280 = $21,720.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $21,720 ÷ ($195,000 – $8,280) = 0.1163 or 11.63%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 11.63%) = $182,926.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4% and then subtracting all of the withdrawals made during that Contract Year:
(4% × $207,000) – $30,000 = -$21,720 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$8,200

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $8,200 (4% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,125
04/01/2007		$2,000		$100,000	$125
05/01/2007 Contract Anniversary				$100,000	$4,000
06/15/2007	$1,875			$100,000	$2,125
09/15/2007	$1,875			$100,000	$250
11/15/2007		$4,000		$95,820	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $95,820.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $250 = $3,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 4.18% ($3,750 ÷ ($90,000 – $250); $3,750 ÷ $89,750 = 0.0418 or 4.18%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $95,820 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 4.18%); $100,000 × 95.82% = $95,820).

Example #7 – Lifetime Income.

This example applies to CoreIncome Advantage 4 Select (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurs during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

Withdrawals of 4% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #8 – Lifetime Income.

This example applies to CoreIncome Advantage 4 Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 64 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse dies during Contract Year 26 after the $4,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$96,489	$100,000	$4,000
2	$4,000	$92,410	$100,000	$4,000
3	$4,000	$88,543	$100,000	$4,000
4	$4,000	$84,627	$100,000	$4,000
5	$4,000	$80,662	$100,000	$4,000
6	$4,000	$76,648	$100,000	$4,000
7	$4,000	$72,583	$100,000	$4,000
8	$4,000	$68,467	$100,000	$4,000
9	$4,000	$64,299	$100,000	$4,000
10	$4,000	$60,078	$100,000	$4,000
11	$4,000	$55,805	$100,000	$4,000
12	$4,000	$51,478	$100,000	$4,000
13	$4,000	$47,096	$100,000	$4,000
Activity (Death of first Designated Life) 14	$4,000	$42,660	$100,000	$4,000
15	$4,000	$38,168	$100,000	$4,000
16	$4,000	$33,619	$100,000	$4,000
17	$4,000	$29,013	$100,000	$4,000
18	$4,000	$24,349	$100,000	$4,000
19	$4,000	$19,626	$100,000	$4,000
20	$4,000	$14,844	$100,000	$4,000
21	$4,000	$10,002	$100,000	$4,000
22	$4,000	$5,099	$100,000	$4,000
23	$4,000	$0	$100,000	$4,000
24	$4,000	$0	$100,000	$4,000
25	$4,000	$0	$100,000	$4,000
26	$4,000	$0	$100,000	$4,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,000), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX E:

COREINCOME ADVANTAGE SELECT (SINGLE)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$5,350
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$10,350
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$10,825

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $10,350 (5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $10,825 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$5,000
Activity	$100,000		$200,000	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$10,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$10,350
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$184,975	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$184,975	$9,249
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$9,600

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $10,350 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 – $10,350 = $19,650.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $19,650 ÷ ($195,000 - $10,350) = 0.1064 or 10.64%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 – ($207,000 × 10.64%) = $184,975.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $207,000) – $30,000 = -$19,650 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $10,250 (5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$5,000

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$5,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125
04/01/2007		$2,000		$100,000	$1,125
05/01/2007 Contract Anniversary				$100,000	$5,000
06/15/2007	$1,875			$100,000	$3,125
09/15/2007	$1,875			$100,000	$1,250
11/15/2007		$4,000		$96,900	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Death occurred during Contract Year 26 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$96,489	$100,000	$5,000
2	$5,000	$92,410	$100,000	$5,000
3	$5,000	$88,543	$100,000	$5,000
4	$5,000	$84,627	$100,000	$5,000
5	$5,000	$80,662	$100,000	$5,000
6	$5,000	$76,648	$100,000	$5,000
7	$5,000	$72,583	$100,000	$5,000
8	$5,000	$68,467	$100,000	$5,000
9	$5,000	$64,299	$100,000	$5,000
10	$5,000	$60,078	$100,000	$5,000
11	$5,000	$55,805	$100,000	$5,000
12	$5,000	$51,478	$100,000	$5,000
13	$5,000	$47,096	$100,000	$5,000
14	$5,000	$42,660	$100,000	$5,000
15	$5,000	$38,168	$100,000	$5,000
16	$5,000	$33,619	$100,000	$5,000
17	$5,000	$29,013	$100,000	$5,000
18	$5,000	$24,349	$100,000	$5,000
19	$5,000	$19,626	$100,000	$5,000
20	$5,000	$14,844	$100,000	$5,000
21	$5,000	$10,002	$100,000	$5,000
22	$5,000	$5,099	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value has been reduced to zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

APPENDIX F:

COREINCOME ADVANTAGE SELECT (JOINT)
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $9,000 (4.5% of the Protected Payment Base after the Purchase Payment).

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This resets the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315 (4.5% × $207,000).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal lower than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$5,000	$216,490 (after $5,000 withdrawal)	$207,000	$4,315
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$216,490	$207,000	$9,315
Year 3 Contract Anniversary	(After Automatic Reset)		$216,490	$216,490	$9,742

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value ($207,000) is higher than the Protected Payment Base ($200,000). This reset increases the Protected Payment Base to $207,000 and the Protected Payment Amount to $9,315
(4.5% × $207,000).

Because the $5,000 withdrawal during Contract Year 2 did not exceed the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $9,742 (4.5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$4,500
Activity	$100,000		$200,000	$200,000	$9,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$9,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$9,315
Activity		$30,000	$165,000 (after $30,000 withdrawal)	$183,940	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$192,000	$183,940	$8,277
Year 3 Contract Anniversary	(After Automatic Reset)		$192,000	$192,000	$8,640

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $30,000 withdrawal during Contract Year 2 exceeds the $9,315 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Protected Payment Amount: $30,000 - $9,315 = $20,685.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Protected Payment Amount immediately before the withdrawal: $20,685 ÷ ($195,000 - $9,315) = 0.1114 or 11.14%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $207,000 - ($207,000 × 11.14%) = $183,940.

The Protected Payment Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 4.5% and then subtracting all of the withdrawals made during that Contract Year:
(4.5% × $207,000) - $30,000 = -$20,685 or $0, since the Protected Payment Amount can’t be less than zero.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 62 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$100,000	$0
Activity	$100,000		$200,000	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)	$182,000	$0

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	$182,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	$205,000	$9,225

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Protected Payment Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($207,000 × 11.29%) = $23,370. Since $25,000 is greater than $23,370, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $207,000 – $25,000 = $182,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount remains at $0 since the Designated Life has not reached age 65.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $9,225 (4.5% x $205,000) since the Designated Life reached age 65.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary				$100,000	$4,500
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,625
05/01/2007 Contract Anniversary				$100,000	$4,500
06/15/2007	$1,875			$100,000	$2,625
09/15/2007	$1,875			$100,000	$750
12/15/2007	$1,875			$100,000	$0
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0
05/01/2008 Contract Anniversary				$100,000	$4,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
05/01/2006 Contract Anniversary			$0	$100,000	$4,500
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$2,625
04/01/2007		$2,000		$100,000	$625
05/01/2007 Contract Anniversary				$100,000	$4,500
06/15/2007	$1,875			$100,000	$2,625
09/15/2007	$1,875			$100,000	$750
11/15/2007		$4,000		$96,360	$0

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $4,500 there was no adjustment to the Protected Payment Base. On 5/1/07, the Protected Payment Amount was re-calculated (4.5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($4,500). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($750), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,360.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $750

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $750. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,250 (total withdrawal amount Protected Payment Amount; $4,000 - $750 = $3,250).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.64% ($3,250 ÷ ($90,000 - $750); $3,250 ÷ $89,250 = 0.0364 or 3.64%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,360 (Protected Payment Base x (1- ratio); $100,000 x (1- 3.64%); $100,000 x 96.36% = $96,360).

Example #7 – Lifetime Income.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 4.5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Surviving Spouse died during Contract Year 26 after the $4,500 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,500	$96,489	$100,000	$4,500
2	$4,500	$92,410	$100,000	$4,500
3	$4,500	$88,543	$100,000	$4,500
4	$4,500	$84,627	$100,000	$4,500
5	$4,500	$80,662	$100,000	$4,500
6	$4,500	$76,648	$100,000	$4,500
7	$4,500	$72,583	$100,000	$4,500
8	$4,500	$68,467	$100,000	$4,500
9	$4,500	$64,299	$100,000	$4,500
10	$4,500	$60,078	$100,000	$4,500
11	$4,500	$55,805	$100,000	$4,500
12	$4,500	$51,478	$100,000	$4,500
13	$4,500	$47,096	$100,000	$4,500
Activity (Death of first Designated Life) 14	$4,500	$42,660	$100,000	$4,500
15	$4,500	$38,168	$100,000	$4,500
16	$4,500	$33,619	$100,000	$4,500
17	$4,500	$29,013	$100,000	$4,500
18	$4,500	$24,349	$100,000	$4,500
19	$4,500	$19,626	$100,000	$4,500
20	$4,500	$14,844	$100,000	$4,500
21	$4,500	$10,002	$100,000	$4,500
22	$4,500	$5,099	$100,000	$4,500
23	$4,500	$0	$100,000	$4,500
24	$4,500	$0	$100,000	$4,500
25	$4,500	$0	$100,000	$4,500
26	$4,500	$0	$100,000	$4,500

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4.5% of Protected Payment Base = $4,500

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($4,500), the Protected Payment Base remains unchanged.

During Contract Year 13, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (4.5% of the Protected Payment Base) will continue to be paid each year (even after the Contract Value was reduced to zero) until the Rider terminates.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

APPENDIX G:

INCOME ACCESS SELECT

SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Remaining Protected Balance = Initial Purchase Payment = $100,000

• Protected Payment Amount = 7% of Protected Payment Base = $7,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• No withdrawals taken.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000

Immediately after the $20,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $120,000 ($100,000 + $20,000). The Protected Payment Amount after the Purchase Payment is equal to $8,400 (7% of the Protected Payment Base after the Purchase Payment).

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which changes the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). As a result, the Protected Payment Amount is equal to $8,540 (7% of the reset Protected Payment Base).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received during Contract Year 1.

• Automatic Reset at the Beginning of Contract Year 2.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$122,000	$120,000	$8,400	$120,000
Year 2 Contract Anniversary	(After Automatic Reset)		$122,000	$122,000	$8,540	$122,000
Activity		$8,540	$116,000	$122,000	$0	$113,460
Year 3 Contract Anniversary			$116,000	$122,000	$8,540	$113,460

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($8,540):

• the Protected Payment Base remains unchanged; and

• the Remaining Protected Balance is reduced by the amount of the withdrawal to $113,460 ($122,000 – $8,540).

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Automatic Reset at Beginning of Contract Year 2 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Rider Effective Date	$100,000		$100,000	$100,000	$7,000	$100,000
Activity	$100,000		$200,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$207,000	$200,000	$14,000	$200,000
Year 2 Contract Anniversary	(After Automatic Reset)		$207,000	$207,000	$14,490	$207,000
Activity		$15,000	$206,490	$206,503	$0	$192,000
Year 3 Contract Anniversary			$206,490	$206,503	$14,455	$192,000
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$220,944	$206,503	$14,455	$192,000

	Purchase Payment	Withdrawal	Contract Value	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
Year 4 Contract Anniversary	(After Automatic Reset)		$220,944	$220,944	$15,466	$220,944

For an explanation of the activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 > $14,490), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reduced.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $221,490

• Protected Payment Base = $207,000

• Remaining Protected Balance = $207,000

• Protected Payment Amount = $14,490 (7% x Protected Payment Base; 7% x $207,000 = $14,490)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $15,000 was taken, which exceeds the Protected Payment Amount of $14,490 for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $510 (total withdrawal – amount Protected Payment Amount; $15,000 – $14,490 = $510).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $221,490, which equals the $206,490 after the withdrawal plus the $15,000 withdrawal amount. Numerically, the ratio is 0.24% ($510 ÷ ($221,490 – $14,490); $510 ÷ $207,000 = 0.0024 or 0.24%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $206,503 (Protected Payment Base × (1 – ratio); $207,000 × (1 – 0.24%); $207,000 × 99.76% = $206,503).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the new Remaining Protected Balance is $192,047 (Remaining Protected Balance immediately before the withdrawal – Protected Payment Amount) × (1 – ratio); ($207,000 – $14,490) × (1 – 0.24%); $192,510 × 99.76% = $192,047).

To determine the total withdrawal amount reduction, the Remaining Protected Balance immediately before the withdrawal is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the new Remaining Protected Balance is $192,000 (Remaining Protected Balance immediately before the withdrawal – total withdrawal amount; $207,000 – $15,000 = $192,000).

Therefore, since $192,000 (total withdrawal amount method) is less than $192,047 (proportionate method) the new Remaining Protected Balance is $192,000.

The Protected Payment Amount immediately after the withdrawal is equal to $0, but at the Beginning of Contract Year 3, it is adjusted to $14,455 (7% of the Protected Payment Base (7% of $206,503 = $14,455).

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset).

Example #5 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Since the RMD Amount for 2008 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2008. Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount	Remaining Protected Balance
05/01/2006 Contract Anniversary				$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$99,140	$0	$88,358

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). As the withdrawal exceeded the Protected Payment Amount and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $99,140 and the Remaining Protected Balance is reduced to $88,358.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Remaining Protected Balance = $92,375

• Protected Payment Amount less withdrawals already taken = $7,000 - $3,750 = $3,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount for the Contract Year. The Protected Payment Base and Remaining Protected Balance will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount reduced by withdrawals already taken. Numerically, the excess withdrawal amount is $750 (total withdrawal amount – (Protected Payment Amount – withdrawals already taken); $4,000 – ($7,000 – $3,750) = $750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). Numerically, the ratio is 0.86% ($750 ÷ ($90,000 – $3,250); $750 ÷ $86,750 = 0.0086 or 0.86%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $99,140 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 0.86%); $100,000 × 99.14% = $99,140).

Fourth, determine the new Remaining Protected Balance. The Remaining Protected Balance is reduced either on a proportionate basis or by the total withdrawal amount, whichever results in the lower Remaining Protected Balance amount.

To determine the proportionate reduction, the Remaining Protected Balance is reduced by the Protected Payment Amount multiplied by 1 less the ratio determined above. Numerically, after the proportionate reduction, the Remaining Protected Balance is $88,358 (Remaining Protected Balance – Protected Payment Amount) × (1 – ratio); ($92,375 – $3,250) × (1 – 0.86%); $89,125 × 99.14% = $88,358).

To determine the total withdrawal amount reduction, the Remaining Protected Balance is reduced by the total withdrawal amount. Numerically, after the Remaining Protected Balance is reduced by the total withdrawal amount, the Remaining Protected Balance is $88,375 (Remaining Protected Balance – total withdrawal amount; $92,375 – $4,000 = $88,375).

Therefore, since $88,358 (proportionate method) is less than $88,375 (total withdrawal amount method) the new Remaining Protected Balance is $88,358.

APPENDIX H:

GUARANTEED PROTECTION ADVANTAGE 3 SELECT SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.

• A withdrawal of $10,000 is taken during Contract Year 7.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Guaranteed Protection Amount	Amount Added to the Contract Value
1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664 $114,209	$114,209 $0	$25,545

The Guaranteed Protection Amount is equal to (a) + (b) – (c) as indicated below:

(a) is the Contract Value at the start of the Term,

(b) is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

• Guaranteed Protected Amount = Initial Purchase Payment = $100,000 ($100,000 + 0 – 0 = $100,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000 to $120,000. ($100,000 + $20,000 – 0 = $120,000)

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, an optional Step-Up was elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro rata basis and will result in a new Guaranteed Protection Amount. The pro rata adjustment is $10,453 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 ÷ $119,259 = 0.08385) multiplied by the Guaranteed Protection Amount prior to the withdrawal ($124,662 × 0.08385 = $10,453). The new Guaranteed Protection Amount (a) + (b) – (c) = $114,209 ($124,662 + 0 – $10,453 = 114,209).

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209 – $88,664 = $25,545) is added to the Contract Value and the Rider terminates.

APPENDIX I:

STANDARD DEATH BENEFIT AMOUNT AND STEPPED-UP DEATH BENEFIT II SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount under the Contract and the optional Stepped-Up Death Benefit II and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE

Standard Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 — Pro Rata Reduction); $125,000 × (1 — 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 — Pro Rata Reduction); $95,000 × (1 — 11.97%); $95,000 × 88.03% = $83,629).

During Contract Year 14, death occurs. The Standard Death Benefit Amount will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Standard Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit II

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payment and Guaranteed Minimum (Stepped-Up) Death Benefit Amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 — Pro Rata Reduction); $125,000 × (1 — 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 — Pro Rata Reduction); $142,647 × (1 — 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Standard Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Standard Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payment Amount ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Standard Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER

Standard Death Benefit Amount

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 — Pro Rata Reduction); $125,000 × (1 — 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629).

During Contract Year 14, death occurs. The Standard Death Benefit Amount will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Standard Death Benefit Amount would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

Stepped-Up Death Benefit II

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 5.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Annual Step-Ups occur on each of the first 7 Contract Anniversaries.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
1	$100,000		$100,000	$100,000	$100,000
2			$103,000	$100,000	$103,000
3			$106,090	$100,000	$106,090
Activity	$25,000		$133,468	$125,000	$131,090
4			$134,458	$125,000	$134,458
5			$138,492	$125,000	$138,492
Owner Change			$140,569	$125,000	$125,000
6			$142,647	$125,000	$142,647
Activity		$35,000	$110,844	$95,000	$108,412

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]	Guaranteed Minimum (Stepped-Up) Death Benefit Amount
7			$111,666	$95,000	$111,666
8			$103,850	$95,000	$111,666
9			$96,580	$95,000	$111,666
Death Occurs			$89,820	$95,000	$111,666

1 The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Guaranteed Minimum (Stepped-Up) Death Benefit Amount = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. This results in an increase in the Total Adjusted Purchase Payment amount to $125,000. The Contract Value increased to $133,468 and the Guaranteed Minimum (Stepped-Up) Death Benefit Amount increased to $131,090.

During Contract Year 5, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $125,000 since the Total Adjusted Purchase Payments as of the Change Date ($125,000) is less than the Contract Value as of the Change Date ($140,569). In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount will be reset to equal the Total Adjusted Purchase Payments amount ($125,000) as of the Change Date.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. In addition, the Guaranteed Minimum (Stepped-Up) Death Benefit Amount was reduced on a pro rata basis to $108,412. Numerically, the new Total Adjusted Purchase Payments amount and Guaranteed Minimum (Stepped-Up) Death Benefit Amount are calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%)

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $95,000 (Total Adjusted Purchase Payments amount prior to the withdrawal × (1 — Pro Rata Reduction); $125,000 × (1 — 24.00%); $125,000 × 76.00% = $95,000).

Third, determine the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Guaranteed Minimum (Stepped-Up) Death Benefit Amount is $108,412 (Guaranteed Minimum (Stepped-Up) Death Benefit Amount prior to the withdrawal × (1 — Pro Rata Reduction); $142,647 × (1 — 24.00%); $142,647 × 76.00% = $108,412).

During Contract Year 9, death occurs. The death benefit proceeds are the greater of the Standard Death Benefit Amount (Contract Value or Total Adjusted Purchase Payments) or the Guaranteed Minimum (Stepped-Up) Death Benefit Amount. The Standard Death Benefit Amount is $95,000 because the Total Adjusted Purchase Payments ($95,000) is greater than the Contract Value ($89,820). The death benefit proceeds are equal to the Guaranteed Minimum (Stepped-Up) Death Benefit Amount of $111,666 because it is greater than the Standard Death Benefit Amount (Total Adjusted Purchase Payments of $95,000).

FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)

The table below is designed to help you understand how the Variable Investment Options available under Pacific Choice Variable Annuity have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2017. The following table is for Contracts issued with the Standard Death Benefit only.

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Comstock
2017	$13.86	$16.13	64,076	$13.71	$15.90	2,532	$13.66	$15.83	838
2016	$11.94	$13.86	65,344	$11.84	$13.71	2,551	$11.81	$13.66	838
2015	$12.86	$11.94	59,710	$12.79	$11.84	2,541	$12.77	$11.81	4,637
2014	$11.92	$12.86	47,790	$11.75	$12.79	2,507	$11.89	$12.77	11,680
06/25/2013 - 12/31/2013	$11.01	$11.92	13,040	N/A	N/A	N/A	$10.19	$11.89	926
Core Income
2017	$10.02	$10.40	9,694	$9.97	$10.32	833	$9.96	$10.29	0
2016	$9.64	$10.02	6,651	$9.62	$9.97	834	$9.62	$9.96	0
08/06/2015 - 12/31/2015	$9.83	$9.64	2,827	N/A	N/A	N/A	N/A	N/A	N/A
Currency Strategies
2017	$10.58	$10.08	9,988	$10.46	$9.94	577	$10.42	$9.89	0
2016	$10.21	$10.58	8,150	$10.13	$10.46	545	$10.10	$10.42	0
2015	$10.18	$10.21	10,081	$10.13	$10.13	590	$10.12	$10.10	763
2014	$9.96	$10.18	8,938	$9.94	$10.13	3,214	$10.06	$10.12	763
06/24/2013 - 12/31/2013	$10.24	$9.96	1,145	$10.51	$9.94	1,167	N/A	N/A	N/A
Developing Growth
2017	$10.67	$13.73	27,887	$10.55	$13.54	3,499	$10.52	$13.48	1,206
2016	$11.07	$10.67	27,380	$10.98	$10.55	5,155	$10.95	$10.52	1,419
2015	$12.23	$11.07	26,912	$12.17	$10.98	23,835	$12.15	$10.95	1,420
2014	$12.33	$12.23	18,029	$12.30	$12.17	16,020	$12.30	$12.15	1,420
06/27/2013-12/31/2013	$10.64	$12.33	2,845	$11.29	$12.30	13,558	$11.38	$12.30	1,204
Diversified Alternatives
05/12/2017-12/31/2017	$10.90	$11.06	2,138	N/A	N/A	N/A	N/A	N/A	N/A
Diversified Bond
2017	$10.61	$11.21	215,391	$10.50	$11.05	33,066	$10.46	$11.00	980
2016	$10.23	$10.61	170,262	$10.14	$10.50	33,875	$10.12	$10.46	693
2015	$10.24	$10.23	97,586	$10.19	$10.14	39,752	$10.17	$10.12	673
2014	$9.62	$10.24	61,301	$9.61	$10.19	21,963	$9.60	$10.17	7,165
06/20/2013-12/31/2013	$9.59	$9.62	9,742	$9.60	$9.61	5,945	$9.49	$9.60	84
Dividend Growth
2017	$14.26	$16.78	199,223	$14.10	$16.54	43,032	$14.05	$16.47	9,052
2016	$12.95	$14.26	232,049	$12.84	$14.10	43,057	$12.81	$14.05	9,334
2015	$12.83	$12.95	188,964	$12.77	$12.84	50,008	$12.75	$12.81	9,382
2014	$11.59	$12.83	88,325	$11.56	$12.77	49,734	$11.56	$12.75	10,397
05/17/2013 - 12/31/2013	$10.46	$11.59	49,992	$10.60	$11.56	29,632	$10.40	$11.56	7,033
Emerging Markets
2017	$8.96	$11.90	141,701	$8.86	$11.74	33,691	$8.83	$11.68	2,360
2016	$8.51	$8.96	90,410	$8.45	$8.86	32,093	$8.42	$8.83	2,396
2015	$10.02	$8.51	81,066	$9.97	$8.45	35,383	$9.96	$8.42	3,239
2014	$10.68	$10.02	39,408	$10.66	$9.97	15,713	$10.65	$9.96	2,856
06/25/2013 - 12/31/2013	$9.87	$10.68	7,532	$9.75	$10.66	10,291	$9.11	$10.65	4,563
Emerging Markets Debt
2017	$9.55	$10.67	43,144	$9.44	$10.52	12,071	$9.41	$10.47	0
2016	$8.26	$9.55	23,238	$8.19	$9.44	12,928	$9.45	$9.41	957
2015	$8.74	$8.26	6,018	$8.70	$8.19	17,541	N/A	N/A	N/A
2014	$9.20	$8.74	7,089	$9.18	$8.70	10,579	N/A	N/A	N/A
05/19/2013 - 12/31/2013	$9.95	$9.20	2,912	$9.22	$9.18	6,172	N/A	N/A	N/A
Equity Index
2017	$14.48	$17.38	1,676,390	$14.32	$17.13	205,682	$14.26	$17.05	57,756
2016	$13.13	$14.48	1,094,880	$13.02	$14.32	197,285	$12.99	$14.26	58,101
2015	$13.13	$13.13	968,402	$13.07	$13.02	178,485	$13.05	$12.99	57,528
2014	$11.72	$13.13	513,589	$11.70	$13.07	75,662	$11.88	$13.05	60,974
06/20/2013 - 12/31/2013	$10.05	$11.72	59,682	$10.45	$11.70	16,842	N/A	N/A	N/A
Equity Long/Short
2017	$12.66	$14.66	50,506	N/A	N/A	N/A	N/A	N/A	N/A
2016	$11.51	$12.66	41,289	N/A	N/A	N/A	N/A	N/A	N/A
07/15/2015 - 12/31/2015	$10.45	$11.51	44,159	N/A	N/A	N/A	N/A	N/A	N/A

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Floating Rate Income
2017	$10.74	$11.01	102,662	$10.62	$10.86	20,158	$10.58	$10.81	5,358
2016	$10.03	$10.74	97,060	$9.95	$10.62	21,281	$9.92	$10.58	5,358
2015	$10.06	$10.03	88,465	$10.01	$9.95	24,028	$9.99	$9.92	7,809
2014	$10.14	$10.06	61,039	$10.12	$10.01	22,504	$10.11	$9.99	7,074
06/24/2013 - 12/31/2013	$10.00	$10.14	12,810	$9.88	$10.12	13,589	$9.99	$10.11	1,745
Floating Rate Loan
2017	$10.69	$10.98	165,165	$10.57	$10.82	94,691	$10.53	$10.77	296
2016	$9.87	$10.69	134,011	$9.79	$10.57	99,022	$9.76	$10.53	1,184
2015	$10.09	$9.87	120,431	$10.04	$9.79	99,231	$10.02	$9.76	3,019
2014	$10.12	$10.09	101,960	$10.10	$10.04	104,717	$10.10	$10.02	2,260
05/15/2013 - 12/31/2013	$9.99	$10.12	32,519	$10.04	$10.10	63,497	$9.96	$10.10	1,404
Focused Growth
2017	$14.80	$18.94	157,335	$14.64	$18.67	13,263	$17.11	$18.59	153
2016	$14.63	$14.80	55,686	$14.52	$14.64	11,472	N/A	N/A	N/A
2015	$13.45	$14.63	39,741	$13.39	$14.52	12,694	N/A	N/A	N/A
2014	$12.37	$13.45	5,373	$12.34	$13.39	1,184	N/A	N/A	N/A
11/08/2013 - 12/31/2013	$11.54	$12.37	284	$11.82	$12.34	85	N/A	N/A	N/A
Global Absolute Return
2017	$10.50	$11.03	34,675	$10.38	$10.88	1,720	$10.34	$10.83	1,699
2016	$10.15	$10.50	30,738	$10.07	$10.38	7,223	$10.04	$10.34	1,641
2015	$10.00	$10.15	28,676	$9.95	$10.07	7,876	$9.94	$10.04	3,424
2014	$9.55	$10.00	17,268	$9.53	$9.95	9,689	$9.52	$9.94	10,876
06/25/2013 - 12/31/2013	$9.67	$9.55	8,672	$9.40	$9.53	390	$9.69	$9.52	41
Growth
2017	$14.34	$18.65	68,500	$14.18	$18.39	4,494	$14.13	$18.31	1,343
2016	$14.20	$14.34	40,653	$14.08	$14.18	7,350	$14.05	$14.13	1,343
2015	$13.37	$14.20	39,253	$13.30	$14.08	3,492	$13.28	$14.05	1,343
2014	$12.43	$13.37	2,370	$12.40	$13.30	420	$12.83	$13.28	2,206
08/29/2013 - 12/31/2013	$11.20	$12.43	1,973	$10.65	$12.40	420	N/A	N/A	N/A
Health Sciences
2017	$15.75	$19.29	296,487	$15.58	$19.02	145,473	$15.52	$18.93	2,862
2016	$16.95	$15.75	335,449	$16.81	$15.58	148,926	$16.77	$15.52	2,762
2015	$15.65	$16.95	313,559	$15.57	$16.81	106,408	$15.55	$16.77	3,187
2014	$12.72	$15.65	125,468	$12.70	$15.57	27,393	$12.69	$15.55	3,089
06/20/2013 - 12/31/2013	$9.96	$12.72	45,928	$10.84	$12.70	8,090	$11.24	$12.69	1,662
High Yield Bond
2017	$10.82	$11.52	127,070	$10.70	$11.36	35,785	$10.66	$11.31	880
2016	$9.49	$10.82	101,157	$9.42	$10.70	44,421	$9.39	$10.66	1,745
2015	$10.07	$9.49	89,045	$10.02	$9.42	50,323	$10.01	$9.39	2,211
2014	$10.16	$10.07	60,200	$10.14	$10.02	43,010	$10.13	$10.01	1,729
05/17/2013 - 12/31/2013	$10.01	$10.16	13,634	$9.73	$10.14	11,074	$9.46	$10.13	53
Inflation Managed
2017	$9.05	$9.27	168,276	$8.95	$9.14	19,012	$8.92	$9.10	947
2016	$8.71	$9.05	130,282	$8.64	$8.95	14,242	$8.62	$8.92	936
2015	$9.10	$8.71	67,550	$9.05	$8.64	12,448	$9.04	$8.62	510
2014	$8.93	$9.10	56,832	$8.91	$9.05	13,650	$8.90	$9.04	89
05/15/2013 - 12/31/2013	$9.08	$8.93	14,589	$9.79	$8.91	9,646	$8.94	$8.90	90
Inflation Strategy
2017	$8.68	$8.85	17,519	$8.59	$8.72	401	$8.55	$8.68	2,134
2016	$8.62	$8.68	12,728	$8.56	$8.59	402	$8.53	$8.55	1,927
2015	$9.02	$8.62	12,040	$8.97	$8.56	403	$8.96	$8.53	1,811
2014	$9.12	$9.02	8,429	$8.90	$8.97	11,074	$9.10	$8.96	1,755
06/24/2013 - 12/31/2013	N/A	N/A	N/A	$9.01	$8.90	879	N/A	N/A	N/A
International Large-Cap
2017	$10.20	$12.85	94,050	$10.08	$12.67	17,445	$10.05	$12.61	3,197
2016	$10.33	$10.20	81,873	$10.24	$10.08	26,182	$10.22	$10.05	3,004
2015	$10.50	$10.33	94,565	$10.44	$10.24	26,864	$10.43	$10.22	7,261
2014	$11.19	$10.50	40,572	$11.16	$10.44	19,222	$11.16	$10.43	7,467
05/21/2013 - 12/31/2013	$10.38	$11.19	4,613	$10.96	$11.16	4,195	$10.37	$11.16	2,686
International Small-Cap
2017	$11.72	$15.28	21,795	$11.60	$15.07	86	N/A	N/A	N/A
2016	$11.47	$11.72	27,682	$11.38	$11.60	1,798	N/A	N/A	N/A
2015	$10.91	$11.47	33,441	$10.86	$11.38	7,754	N/A	N/A	N/A
2014	$11.32	$10.91	8,212	$11.29	$10.86	10,196	N/A	N/A	N/A
07/15/2013 - 12/31/2013	$10.00	$11.32	2,086	$9.91	$11.29	7,936	N/A	N/A	N/A

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
International Value
2017	$9.67	$11.62	55,527	$9.56	$11.45	10,720	$9.53	$11.40	1,164
2016	$9.50	$9.67	50,284	$9.43	$9.56	13,829	$9.40	$9.53	1,164
2015	$9.88	$9.50	47,143	$9.83	$9.43	18,812	$9.81	$9.40	1,164
2014	$11.18	$9.88	24,693	$11.15	$9.83	18,132	$10.27	$9.81	1,071
06/25/2013 - 12/31/2013	$9.34	$11.18	12,559	$9.94	$11.15	5,448	N/A	N/A	N/A
Large-Cap Growth
2017	$13.88	$18.33	201,771	$13.73	$18.08	38,799	$13.68	$17.99	1,707
2016	$13.97	$13.88	127,441	$13.86	$13.73	42,092	$13.83	$13.68	1,702
2015	$13.33	$13.97	114,528	$13.26	$13.86	47,291	$13.24	$13.83	2,374
2014	$12.44	$13.33	78,115	$12.42	$13.26	5,521	$12.41	$13.24	2,420
08/09/2013 - 12/31/2013	$10.76	$12.44	27,536	$11.15	$12.42	4,664	$10.68	$12.41	1,283
Large-Cap Value
2017	$13.82	$15.56	89,278	$13.67	$15.34	41,071	$13.62	$15.27	13,096
2016	$12.39	$13.82	65,499	$12.29	$13.67	43,898	$12.26	$13.62	13,213
2015	$12.93	$12.39	65,063	$12.86	$12.29	48,136	$12.84	$12.26	15,064
2014	$11.73	$12.93	55,476	$11.71	$12.86	22,520	$11.70	$12.84	15,243
06/25/2013 - 12/31/2013	$10.12	$11.73	20,147	$10.55	$11.71	13,756	$10.55	$11.70	3,544
Long/Short Large Cap
2017	$14.16	$17.04	18,356	$14.01	$16.81	1,240	$13.95	$16.73	205
2016	$13.13	$14.16	86,610	$13.02	$14.01	1,267	$12.99	$13.95	205
2015	$13.67	$13.13	81,499	$13.60	$13.02	1,329	$13.58	$12.99	1,545
2014	$11.98	$13.67	17,156	$12.22	$13.60	1,398	$12.25	$13.58	1,630
07/30/2013 - 12/31/2013	$10.77	$11.98	5,857	N/A	N/A	N/A	N/A	N/A	N/A
Main Street Core
2017	$14.84	$17.17	47,435	$14.68	$16.93	10,547	N/A	N/A	N/A
2016	$13.43	$14.84	38,203	$13.33	$14.68	10,981	N/A	N/A	N/A
2015	$13.16	$13.43	39,751	$13.09	$13.33	8,627	N/A	N/A	N/A
2014	$12.01	$13.16	13,923	$11.43	$13.09	6,943	N/A	N/A	N/A
07/02/2013 - 12/31/2013	$10.30	$12.01	2,370	N/A	N/A	N/A	N/A	N/A	N/A
Managed Bond
2017	$9.94	$10.28	366,399	$9.83	$10.14	55,107	$9.79	$10.09	2,508
2016	$9.78	$9.94	297,678	$9.70	$9.83	60,608	$9.67	$9.79	7,976
2015	$9.84	$9.78	228,240	$9.79	$9.70	48,380	$9.77	$9.67	4,776
2014	$9.53	$9.84	148,608	$9.51	$9.79	22,391	$9.51	$9.77	4,818
05/17/2013 - 12/31/2013	$9.90	$9.53	21,256	$9.76	$9.51	13,790	$9.60	$9.51	2,169
Mid-Cap Equity
2017	$14.78	$18.15	154,964	$14.62	$17.90	13,029	$14.56	$17.81	2,129
2016	$12.63	$14.78	55,071	$12.53	$14.62	14,925	$12.50	$14.56	2,288
2015	$12.59	$12.63	45,865	$12.52	$12.53	16,040	$12.50	$12.50	2,288
2014	$12.22	$12.59	18,537	$12.20	$12.52	10,927	$12.19	$12.50	3,265
09/05/2013 - 12/31/2013	$11.31	$12.22	253	$11.76	$12.20	5,985	$10.94	$12.19	2,390
Mid-Cap Growth
2017	$12.42	$15.65	78,070	$12.28	$15.43	23,764	$12.24	$15.36	791
2016	$11.83	$12.42	63,146	$11.73	$12.28	21,355	$11.70	$12.24	792
2015	$12.70	$11.83	62,718	$12.63	$11.73	31,796	$12.61	$11.70	2,388
2014	$11.85	$12.70	45,746	$11.82	$12.63	24,459	$11.81	$12.61	4,038
07/15/2013 - 12/31/2013	$11.07	$11.85	16,576	$10.72	$11.82	19,957	$10.76	$11.81	4,182
Mid-Cap Value
2017	$13.96	$15.92	75,733	$13.80	$15.70	2,630	$13.75	$15.63	345
2016	$12.25	$13.96	60,635	$12.15	$13.80	6,668	$12.12	$13.75	350
2015	$12.45	$12.25	63,796	$12.38	$12.15	7,728	$12.42	$12.12	363
2014	$11.83	$12.45	51,072	$12.27	$12.38	4,933	$11.80	$12.42	0
08/09/2013 - 12/31/2013	$11.01	$11.83	16,931	N/A	N/A	N/A	$10.65	$11.80	2,254
Pacific Dynamix – Conservative Growth
2017	$11.14	$12.10	1,391,545	$11.02	$11.94	271,907	$10.98	$11.88	23,529
2016	$10.55	$11.14	1,155,650	$10.47	$11.02	292,706	$10.44	$10.98	39,405
2015	$10.80	$10.55	923,202	$10.75	$10.47	265,143	$10.73	$10.44	53,589
2014	$10.36	$10.80	619,942	$10.34	$10.75	221,029	$10.33	$10.73	16,835
05/08/2013 - 12/31/2013	$10.10	$10.36	129,110	$9.62	$10.34	46,410	$10.18	$10.33	3,447
Pacific Dynamix – Growth
2017	$12.18	$14.14	463,314	$12.05	$13.95	77,711	$12.00	$13.88	79,013
2016	$11.19	$12.18	311,961	$11.10	$12.05	99,593	$11.07	$12.00	11,107
2015	$11.61	$11.19	228,029	$11.55	$11.10	83,893	$11.53	$11.07	151
2014	$11.14	$11.61	110,525	$11.12	$11.55	60,875	$11.11	$11.53	156
06/17/2013 - 12/31/2013	$10.12	$11.14	22,669	$10.38	$11.12	12,208	$10.18	$11.11	160

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Pacific Dynamix – Moderate Growth
2017	$11.63	$13.08	4,075,188	$11.50	$12.89	560,514	$11.46	$12.83	98,361
2016	$10.85	$11.63	3,188,614	$10.77	$11.50	608,372	$10.74	$11.46	98,186
2015	$11.19	$10.85	2,359,509	$11.14	$10.77	596,080	$11.12	$10.74	103,144
2014	$10.73	$11.19	1,306,034	$10.71	$11.14	447,937	$10.70	$11.12	46,062
05/20/2013 - 12/31/2013	$10.24	$10.73	236,912	$10.18	$10.71	118,311	$10.57	$10.70	4,449
Portfolio Optimization Aggressive-Growth
2017	$12.32	$14.44	124,220	$12.19	$14.24	67,166	$12.14	$14.17	5,856
2016	$11.40	$12.32	85,291	$11.31	$12.19	57,732	$11.28	$12.14	5,846
2015	$11.65	$11.40	61,808	$11.59	$11.31	54,136	$11.54	$11.28	6,261
2014	$11.20	$11.65	41,081	$11.17	$11.59	51,069	N/A	N/A	N/A
05/22/2013 - 12/31/2013	$10.35	$11.20	15,816	$10.34	$11.17	23,078	N/A	N/A	N/A
Portfolio Optimization Conservative
2017	$10.47	$11.11	1,129,214	$10.36	$10.96	283,194	$10.32	$10.91	26,098
2016	$10.02	$10.47	1,041,237	$9.94	$10.36	291,525	$9.91	$10.32	32,742
2015	$10.14	$10.02	757,866	$10.09	$9.94	193,823	$10.07	$9.91	50,453
2014	$9.93	$10.14	499,390	$9.91	$10.09	173,365	$9.90	$10.07	33,144
05/13/2013 - 12/31/2013	$10.02	$9.93	175,970	$9.81	$9.91	73,745	$9.80	$9.90	526
Portfolio Optimization Growth
2017	$12.04	$13.85	656,514	$11.91	$13.66	1,431,385	$11.87	$13.59	17,359
2016	$11.20	$12.04	351,158	$11.11	$11.91	1,512,563	$11.08	$11.87	17,520
2015	$11.37	$11.20	261,551	$11.32	$11.11	1,227,378	$11.30	$11.08	17,690
2014	$10.96	$11.37	221,986	$10.93	$11.32	818,137	$10.93	$11.30	16,789
07/08/2013 - 12/31/2013	$10.37	$10.96	31,572	$10.02	$10.93	115,059	$10.52	$10.93	12,995
Portfolio Optimization Moderate
2017	$11.54	$12.91	3,205,926	$11.42	$12.73	898,298	$11.37	$12.67	84,838
2016	$10.81	$11.54	2,899,860	$10.72	$11.42	903,245	$10.69	$11.37	109,678
2015	$10.98	$10.81	2,512,764	$10.92	$10.72	950,258	$10.91	$10.69	114,100
2014	$10.62	$10.98	1,714,072	$10.60	$10.92	730,981	$10.59	$10.91	81,694
05/03/2013 - 12/31/2013	$10.09	$10.62	620,994	$10.13	$10.60	183,724	$10.17	$10.59	5,149
Portfolio Optimization Moderate-Conservative
2017	$11.02	$12.06	1,275,764	$10.90	$11.89	322,508	$10.86	$11.84	35,580
2016	$10.44	$11.02	1,206,072	$10.36	$10.90	374,569	$10.33	$10.86	34,063
2015	$10.61	$10.44	1,118,574	$10.56	$10.36	438,186	$10.54	$10.33	54,249
2014	$10.32	$10.61	863,620	$10.30	$10.56	380,174	$10.30	$10.54	64,607
05/10/2013 - 12/31/2013	$10.11	$10.32	377,719	$9.90	$10.30	91,648	$10.13	$10.30	33,823
PSF DFA Balanced Allocation
2017	$10.46	$11.67	167,936	$10.49	$11.62	7,425	N/A	N/A	N/A
07/07/2016 - 12/31/2016	$10.01	$10.46	29,289	N/A	N/A	N/A	N/A	N/A	N/A
Real Estate
2017	$12.30	$12.55	137,976	$12.17	$12.37	85,423	$12.12	$12.32	616
2016	$11.68	$12.30	207,767	$11.59	$12.17	74,856	$11.55	$12.12	473
2015	$11.64	$11.68	172,831	$11.58	$11.59	46,498	$11.57	$11.55	319
2014	$9.02	$11.64	91,482	$9.00	$11.58	14,803	$9.00	$11.57	3,830
06/25/2013 - 12/31/2013	$9.45	$9.02	21,991	$8.71	$9.00	6,982	$9.09	$9.00	1,746
Short Duration Bond
2017	$9.82	$9.83	289,214	$9.72	$9.69	24,414	$9.68	$9.65	37,590
2016	$9.78	$9.82	206,762	$9.70	$9.72	23,827	$9.67	$9.68	40,162
2015	$9.86	$9.78	147,418	$9.81	$9.70	33,884	$9.80	$9.67	47,302
2014	$9.92	$9.86	125,966	$9.90	$9.81	35,316	$9.89	$9.80	46,512
06/20/2013 - 12/31/2013	$9.91	$9.92	44,597	$9.87	$9.90	16,442	$9.87	$9.89	3,405
Small-Cap Equity
2017	$14.77	$15.86	49,946	$14.60	$15.64	6,187	$14.55	$15.57	3,400
2016	$11.46	$14.77	37,531	$11.37	$14.60	7,552	$11.34	$14.55	3,973
2015	$12.59	$11.46	17,535	$12.53	$11.37	12,032	$12.50	$11.34	3,866
2014	$12.53	$12.59	47,787	$12.50	$12.53	10,777	$12.49	$12.50	4,318
05/21/2013 - 12/31/2013	$11.26	$12.53	15,684	$11.03	$12.50	9,762	$10.81	$12.49	4,128
Small-Cap Index
2017	$14.52	$16.37	228,973	$14.37	$16.14	24,343	$14.31	$16.07	4,361
2016	$12.18	$14.52	82,075	$12.09	$14.37	27,953	$12.05	$14.31	4,512
2015	$12.97	$12.18	70,942	$12.90	$12.09	26,932	$12.88	$12.05	5,094
2014	$12.57	$12.97	51,364	$12.55	$12.90	13,065	$12.54	$12.88	4,567
07/11/2013 - 12/31/2013	$11.18	$12.57	15,285	$11.08	$12.55	680	$11.03	$12.54	2,719

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Small-Cap Value
2017	$15.20	$16.32	94,931	$15.03	$16.09	2,426	$14.98	$16.02	2,608
2016	$11.87	$15.20	84,758	$11.77	$15.03	2,205	$11.74	$14.98	2,742
2015	$12.56	$11.87	54,700	$12.49	$11.77	2,236	$12.47	$11.74	2,778
2014	$12.03	$12.56	26,884	$12.00	$12.49	2,229	$12.00	$12.47	3,306
06/25/2013 - 12/31/2013	$10.97	$12.03	9,150	$11.62	$12.00	2,773	$10.12	$12.00	2,625
Technology
2017	$11.24	$15.42	127,190	$11.12	$15.20	14,498	$11.08	$15.13	3,484
2016	$12.18	$11.24	77,125	$12.09	$11.12	15,658	$12.05	$11.08	2,676
2015	$12.72	$12.18	49,919	$12.65	$12.09	18,999	$12.63	$12.05	3,363
2014	$11.72	$12.72	29,185	$11.69	$12.65	4,404	$11.68	$12.63	3,304
07/23/2013 - 12/31/2013	$10.73	$11.72	7,529	$11.00	$11.69	1,163	$10.74	$11.68	1,733
Value Advantage
2017	$14.17	$16.00	26,128	$14.01	$15.78	8,435	$13.96	$15.71	1,389
2016	$12.31	$14.17	16,637	$12.21	$14.01	14,313	$12.18	$13.96	1,389
2015	$13.07	$12.31	12,925	$13.00	$12.21	7,823	$12.98	$12.18	1,389
2014	$11.59	$13.07	10,202	$11.56	$13.00	6,756	$11.86	$12.98	2,327
10/03/2013 - 12/31/2013	$10.54	$11.59	1,071	$11.31	$11.56	1,129	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund Series II
2017	$10.70	$11.61	677,686	$10.58	$11.45	78,872	$10.54	$11.40	6,381
2016	$9.71	$10.70	575,125	$9.63	$10.58	82,625	$9.61	$10.54	5,473
2015	$10.28	$9.71	492,364	$10.23	$9.63	82,966	$10.21	$9.61	5,473
2014	$9.84	$10.28	318,328	$9.82	$10.23	49,399	$9.82	$10.21	5,473
05/17/2013 - 12/31/2013	$10.13	$9.84	69,940	$9.22	$9.82	12,176	$9.68	$9.82	5,473
Invesco V.I. Equity and Income Fund Series II
2017	$11.52	$12.61	53,532	$11.43	$12.47	13,043	$11.39	$12.42	3,516
2016	$10.15	$11.52	22,576	$10.10	$11.43	11,449	$10.08	$11.39	1,304
2015	$10.54	$10.15	6,759	$10.52	$10.10	11,087	$10.34	$10.08	1,397
07/11/2014 - 12/31/2014	$10.32	$10.54	1,453	$10.35	$10.52	6,755	N/A	N/A	N/A
Invesco V.I. Global Real Estate Fund Series II
2017	$9.43	$10.50	32,078	$9.38	$10.42	7,350	N/A	N/A	N/A
2016	$9.37	$9.43	3,324	$9.35	$9.38	5,921	N/A	N/A	N/A
06/01/2015 - 12/31/2015	$9.84	$9.37	1,076	$9.60	$9.35	5,128	N/A	N/A	N/A
American Century VP Mid Cap Value Class II
2017	$15.63	$17.21	112,243	$15.46	$16.98	57,357	$15.40	$16.90	0
2016	$12.89	$15.63	138,067	$12.79	$15.46	55,493	$12.75	$15.40	0
2015	$13.25	$12.89	113,186	$13.19	$12.79	46,306	$13.17	$12.75	0
2014	$11.54	$13.25	47,872	$11.52	$13.19	7,783	$11.51	$13.17	0
07/02/2013 - 12/31/2013	$10.34	$11.54	12,844	$11.31	$11.52	4,732	$10.45	$11.51	2,009
American Funds IS Asset Allocation Fund Class 4
2017	$10.60	$12.14	5,271,769	$10.56	$12.06	938,478	$10.55	$12.04	158,294
2016	$9.83	$10.60	4,312,515	$9.82	$10.56	1,006,915	$9.82	$10.55	211,290
10/30/2015 - 12/31/2015	$10.00	$9.83	3,110,506	$10.00	$9.82	929,017	$10.00	$9.82	216,875
American Funds IS Blue Chip Income and Growth Fund Class 4
2017	$11.43	$13.18	79,614	$11.39	$13.10	30,771	N/A	N/A	N/A
01/04/2016 - 12/31/2016	$9.46	$11.43	36,692	$9.65	$11.39	9,422	N/A	N/A	N/A
American Funds IS Bond Fund Class 4
2017	$10.05	$10.26	71,223	$10.02	$10.20	2,251	$10.01	$10.17	3,302
02/05/2016 - 12/31/2016	$10.03	$10.05	35,451	$10.02	$10.02	2,288	$10.21	$10.01	3,499
American Funds IS Capital Income Builder Class 4
2017	$9.85	$10.96	161,123	$9.77	$10.84	3,557	$10.21	$10.80	1,505
2016	$9.61	$9.85	141,196	$9.56	$9.77	10,776	N/A	N/A	N/A
2015	$9.90	$9.61	107,891	$9.88	$9.56	3,525	N/A	N/A	N/A
07/25/2014 - 12/31/2014	$10.19	$9.90	17,862	$10.16	$9.88	488	N/A	N/A	N/A
American Funds IS Global Balanced Fund Class 4
2017	$10.11	$11.92	27,402	$11.30	$11.84	10,617	N/A	N/A	N/A
2016	$9.82	$10.11	9,787	N/A	N/A	N/A	N/A	N/A	N/A
12/30/2015 - 12/31/2015	$9.88	$9.82	1,546	N/A	N/A	N/A	N/A	N/A	N/A

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS Global Bond Fund Class 4
2017	$9.92	$10.45	24,404	$10.34	$10.38	4,313	$9.87	$10.36	0
03/07/2016 - 12/31/2016	$10.44	$9.92	12,746	N/A	N/A	N/A	$10.05	$9.87	0
American Funds IS Global Growth and Income Fund Class 4
2017	$10.35	$12.86	39,955	$10.31	$12.78	7,056	$12.75	$12.75	22,958
2016	$9.78	$10.35	25,104	$10.04	$10.31	4,006	N/A	N/A	N/A
12/28/2015 - 12/31/2015	$9.84	$9.78	3,451	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth Fund Class 4
2017	$11.16	$14.46	96,057	$11.06	$14.28	36,367	$11.02	$14.22	7,192
2016	$11.25	$11.16	44,960	$11.18	$11.06	36,070	$11.16	$11.02	7,093
2015	$10.68	$11.25	28,146	$10.64	$11.18	34,304	$10.63	$11.16	6,841
2014	$10.59	$10.68	5,137	$10.61	$10.64	779	$10.63	$10.63	6,572
11/26/2013 - 12/31/2013	$10.25	$10.59	1,516	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Small Capitalization Fund Class 4
2017	$10.52	$12.32	7,433	$9.89	$12.24	3,815	N/A	N/A	N/A
11/10/2016 - 12/31/2016	N/A	N/A	N/A	$9.91	$9.89	3,815	N/A	N/A	N/A
American Funds IS Growth Fund Class 4
2017	$10.70	$13.54	381,921	$10.67	$13.45	71,523	$10.65	$13.42	34,890
2016	$9.92	$10.70	266,189	$9.91	$10.67	60,102	$9.91	$10.65	36,615
10/30/2015 - 12/31/2015	$10.00	$9.92	251,130	$10.00	$9.91	37,325	$10.00	$9.91	36,248
American Funds IS Growth-Income Fund Class 4
2017	$10.78	$13.00	462,896	$10.74	$12.91	53,051	$10.73	$12.89	57,137
2016	$9.80	$10.78	293,669	$9.80	$10.74	49,473	$9.80	$10.73	33,864
10/30/2015 - 12/31/2015	$10.00	$9.80	195,524	$10.00	$9.80	42,794	$10.00	$9.80	33,720
American Funds IS High-Income Bond Fund Class 4
2017	$10.97	$11.56	41,638	$10.94	$11.49	6,213	N/A	N/A	N/A
2016	$9.47	$10.97	17,088	$9.65	$10.94	9,637	N/A	N/A	N/A
12/24/2015 - 12/31/2015	$9.44	$9.47	2,063	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS International Fund Class 4
2017	$9.18	$11.97	70,608	$9.11	$11.84	6,988	$9.09	$11.79	3,925
2016	$9.00	$9.18	42,317	$8.96	$9.11	7,307	$8.94	$9.09	4,133
2015	$9.57	$9.00	47,784	$9.55	$8.96	5,709	$10.40	$8.94	4,063
06/17/2014 - 12/31/2014	$10.25	$9.57	7,209	$10.08	$9.55	1,983	N/A	N/A	N/A
American Funds IS International Growth and Income Fund Class 4
2017	$9.11	$11.23	101,765	$9.03	$11.09	2,598	$9.00	$11.05	0
2016	$9.12	$9.11	56,269	$9.06	$9.03	2,827	$9.04	$9.00	0
2015	$9.80	$9.12	54,440	$10.12	$9.06	1,900	$9.75	$9.04	0
03/10/2014 - 12/31/2014	$10.38	$9.80	14,171	N/A	N/A	N/A	$10.35	$9.75	602
American Funds IS Managed Risk Asset Allocation Fund Class P2
2017	$10.84	$12.30	513,691	$10.74	$12.15	122,990	$10.71	$12.10	2,071
2016	$10.23	$10.84	362,260	$10.16	$10.74	105,034	$10.14	$10.71	0
2015	$10.46	$10.23	267,875	$10.43	$10.16	75,767	$10.42	$10.14	864
2014	$10.29	$10.46	184,621	$10.07	$10.43	32,886	$10.12	$10.42	2,289
12/27/2013 - 12/31/2013	$10.26	$10.29	23,682	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS New World Fund Class 4
2017	$9.14	$11.66	47,753	$9.06	$11.52	31,325	$9.03	$11.47	1,015
2016	$8.81	$9.14	34,096	$8.75	$9.06	26,920	$8.73	$9.03	0
2015	$9.23	$8.81	28,579	$9.20	$8.75	27,142	$9.19	$8.73	352
2014	$9.99	$9.23	8,594	$10.16	$9.20	1,998	$10.03	$9.19	974
11/27/2013 - 12/31/2013	N/A	N/A	N/A	$10.00	$10.16	356	N/A	N/A	N/A

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4
2017	$10.19	$10.20	29,010	$10.09	$10.07	7,347	$10.06	$10.03	0
2016	$10.21	$10.19	28,533	$10.15	$10.09	7,767	$10.12	$10.06	0
2015	$10.20	$10.21	10,524	$10.17	$10.15	6,993	$10.16	$10.12	1,338
2014	$10.01	$10.20	6,536	$9.85	$10.17	2,437	$9.93	$10.16	1,361
12/23/2013 - 12/31/2013	N/A	N/A	N/A	$9.89	$9.85	850	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund Class III
2017	$10.83	$12.17	3,926,528	$10.71	$12.00	641,858	$10.67	$11.94	70,307
2016	$10.56	$10.83	3,910,518	$10.47	$10.71	1,003,510	$10.44	$10.67	96,162
2015	$10.79	$10.56	3,740,010	$10.74	$10.47	1,080,100	$10.72	$10.44	95,013
2014	$10.72	$10.79	2,843,159	$10.69	$10.74	892,554	$10.69	$10.72	80,873
05/10/2013 - 12/31/2013	$10.19	$10.72	828,345	$10.23	$10.69	172,323	$10.32	$10.69	29,900
BlackRock iShares Alternative Strategies V.I. Fund Class I
2017	$10.53	$11.74	59,340	$10.45	$11.61	17,133	$10.42	$11.56	0
2016	$10.01	$10.53	56,789	$9.96	$10.45	17,307	$9.95	$10.42	0
2015	$10.24	$10.01	43,159	$10.22	$9.96	17,196	$10.21	$9.95	1,497
07/28/2014 - 12/31/2014	$10.35	$10.24	8,020	$10.20	$10.22	2,078	$10.26	$10.21	1,497
BlackRock iShares Dynamic Allocation V.I. Fund Class I
2017	$10.03	$11.41	133,810	$9.95	$11.28	26,057	$10.36	$11.24	1,273
2016	$9.53	$10.03	67,790	$9.48	$9.95	30,618	N/A	N/A	N/A
2015	$10.04	$9.53	39,078	$10.02	$9.48	28,937	N/A	N/A	N/A
06/19/2014 - 12/31/2014	$10.21	$10.04	2,265	$10.22	$10.02	23,171	N/A	N/A	N/A
BlackRock iShares Dynamic Fixed Income V.I. Fund Class I
2017	$10.02	$10.29	31,155	$9.94	$10.18	2,444	N/A	N/A	N/A
2016	$9.80	$10.02	20,222	$9.75	$9.94	5,793	N/A	N/A	N/A
2015	$10.04	$9.80	13,766	$10.02	$9.75	2,735	N/A	N/A	N/A
05/30/2014 - 12/31/2014	$10.05	$10.04	1,778	$10.02	$10.02	835	N/A	N/A	N/A
BlackRock iShares Equity Appreciation V.I. Fund Class I
2017	$9.93	$11.96	41,684	$9.86	$11.83	514	N/A	N/A	N/A
2016	$9.20	$9.93	25,992	$9.16	$9.86	5,688	N/A	N/A	N/A
2015	$9.96	$9.20	21,628	N/A	N/A	N/A	N/A	N/A	N/A
08/11/2014 - 12/31/2014	$10.19	$9.96	1,327	N/A	N/A	N/A	N/A	N/A	N/A
ClearBridge Variable Aggressive Growth Portfolio – Class II
2017	$9.84	$11.27	2,314	N/A	N/A	N/A	N/A	N/A	N/A
05/31/2016 - 12/31/2016	$9.41	$9.84	125	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Contrafund Portfolio Service Class 2
2017	$13.94	$16.75	417,509	$13.79	$16.52	97,645	$13.74	$16.44	1,154
2016	$13.10	$13.94	432,450	$12.99	$13.79	115,537	$12.96	$13.74	2,387
2015	$13.20	$13.10	304,309	$13.13	$12.99	108,993	$13.11	$12.96	3,215
2014	$11.96	$13.20	202,650	$11.94	$13.13	74,887	$11.93	$13.11	4,396
06/24/2013 - 12/31/2013	$10.26	$11.96	59,090	$9.97	$11.94	9,145	$10.57	$11.93	14,323
Fidelity VIP FundsManager 60% Portfolio Service Class 2
2017	$11.74	$13.54	996,327	$11.61	$13.35	161,908	$11.56	$13.29	2,690
2016	$11.35	$11.74	744,840	$11.26	$11.61	203,637	$11.23	$11.56	27,233
2015	$11.46	$11.35	682,410	$11.40	$11.26	219,703	$11.38	$11.23	27,186
2014	$11.01	$11.46	379,068	$10.99	$11.40	156,959	$10.98	$11.38	35,622
05/10/2013 - 12/31/2013	$10.19	$11.01	96,270	$10.20	$10.99	51,252	$10.13	$10.98	1,990
Fidelity VIP Government Money Market Portfolio Service Class
2017	$9.70	$9.64	178,305	$9.62	$9.53	10,247	$9.59	$9.50	17,578
2016	$9.80	$9.70	153,794	$9.75	$9.62	42,305	$9.74	$9.59	17,584
2015	$9.92	$9.80	109,212	$9.90	$9.75	9,139	$9.89	$9.74	19,230
04/30/2014 - 12/31/2014	$10.00	$9.92	93,545	$10.00	$9.90	2,494	$10.00	$9.89	17,806

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Fidelity VIP Strategic Income Service Class 2
2017	$10.53	$11.19	189,282	$10.43	$11.05	43,560	$10.40	$11.00	5,061
2016	$9.86	$10.53	119,470	$9.80	$10.43	32,133	$9.78	$10.40	4,687
2015	$10.18	$9.86	114,370	$10.15	$9.80	27,779	$10.13	$9.78	4,817
2014	$9.97	$10.18	60,591	$9.96	$10.15	16,049	$10.06	$10.13	4,510
11/10/2013 - 12/31/2013	$9.97	$9.97	4,513	$9.94	$9.96	2,216	N/A	N/A	N/A
First Trust Dorsey Wright Tactical Core Portfolio Class I
2017	$9.90	$11.49	77,479	N/A	N/A	N/A	$10.30	$11.39	2,560
2016	$9.93	$9.90	36,221	N/A	N/A	N/A	N/A	N/A	N/A
11/05/2015 - 12/31/2015	$10.14	$9.93	52,107	N/A	N/A	N/A	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
2017	$12.44	$13.95	1,103,367	$12.31	$13.76	178,628	$12.26	$13.70	5,788
2016	$11.27	$12.44	695,630	$11.18	$12.31	176,424	$11.15	$12.26	7,116
2015	$11.40	$11.27	328,154	$11.34	$11.18	101,300	$11.32	$11.15	2,770
2014	$10.48	$11.40	203,308	$10.46	$11.34	84,826	$10.60	$11.32	2,779
05/16/2013 - 12/31/2013	$9.93	$10.48	74,795	$10.12	$10.46	10,101	N/A	N/A	N/A
First Trust Multi Income Allocation Portfolio Class I
2017	$10.71	$11.22	24,645	$10.63	$11.10	43,478	N/A	N/A	N/A
2016	$9.92	$10.71	19,038	$9.87	$10.63	42,193	N/A	N/A	N/A
2015	$10.37	$9.92	12,776	$10.35	$9.87	42,813	N/A	N/A	N/A
07/11/2014 - 12/31/2014	$10.28	$10.37	2,168	$10.37	$10.35	14,694	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund Class 4
2017	$11.79	$13.02	241,442	$11.66	$12.84	41,989	$11.62	$12.78	4,589
2016	$10.57	$11.79	223,827	$10.48	$11.66	33,812	$10.46	$11.62	2,321
2015	$11.41	$10.57	218,959	$11.35	$10.48	30,611	$11.33	$10.46	2,321
2014	$11.24	$11.41	185,071	$11.21	$11.35	26,102	$11.21	$11.33	3,569
06/27/2013 - 12/31/2013	$9.93	$11.24	56,384	$10.54	$11.21	4,933	$10.96	$11.21	2,321
Franklin Income VIP Fund Class 2
2017	$10.10	$10.95	679,328	$10.05	$10.86	33,704	$10.04	$10.83	4,479
2016	$8.97	$10.10	533,427	$8.95	$10.05	21,219	$8.94	$10.04	4,336
05/11/2015 - 12/31/2015	$9.92	$8.97	52,799	$9.97	$8.95	17,230	$8.83	$8.94	4,389
Franklin Mutual Global Discovery VIP Fund Class 2
2017	$12.60	$13.52	200,186	$12.47	$13.34	35,873	$12.42	$13.27	0
2016	$11.37	$12.60	139,707	$11.28	$12.47	37,124	$11.25	$12.42	0
2015	$11.94	$11.37	108,215	$11.88	$11.28	37,559	$11.86	$11.25	199
2014	$11.44	$11.94	94,410	$11.41	$11.88	2,855	$11.41	$11.86	40
06/25/2013 - 12/31/2013	$10.14	$11.44	27,546	$11.08	$11.41	1,771	$9.93	$11.41	40
Franklin Rising Dividends VIP Fund Class 2
2017	$13.59	$16.19	324,520	$13.44	$15.97	84,541	$13.39	$15.89	12,928
2016	$11.85	$13.59	272,676	$11.76	$13.44	92,869	$11.73	$13.39	13,661
2015	$12.45	$11.85	208,451	$12.39	$11.76	98,932	$12.37	$11.73	14,254
2014	$11.59	$12.45	84,264	$11.57	$12.39	33,814	$11.56	$12.37	15,693
05/21/2013 - 12/31/2013	$10.08	$11.59	27,752	$10.40	$11.57	8,897	$10.53	$11.56	7,206
Ivy VIP Asset Strategy Class II
2017	$8.47	$9.90	30,258	$8.40	$9.79	4,897	$8.38	$9.75	1,999
2016	$8.80	$8.47	31,078	$8.75	$8.40	5,722	$8.74	$8.38	2,099
2015	$9.71	$8.80	29,921	$9.69	$8.75	4,230	$9.69	$8.74	2,206
07/28/2014 - 12/31/2014	$10.25	$9.71	27,048	$9.69	$9.69	246	$9.96	$9.69	552
Ivy VIP Energy Class II
2017	$9.28	$8.01	61,770	$9.23	$7.95	2,264	$9.33	$7.92	0
2016	$6.98	$9.28	35,258	$6.97	$9.23	338	N/A	N/A	N/A
06/19/2015 - 12/31/2015	$9.32	$6.98	8,958	$7.46	$6.97	2,355	N/A	N/A	N/A
Janus Henderson Balanced Portfolio Service Shares
2017	$12.04	$14.06	5,269,968	$11.91	$13.86	396,495	$11.87	$13.80	21,588
2016	$11.68	$12.04	3,901,013	$11.59	$11.91	462,219	$11.56	$11.87	19,360
2015	$11.77	$11.68	2,630,760	$11.72	$11.59	408,302	$11.70	$11.56	12,712
2014	$11.01	$11.77	980,575	$10.99	$11.72	170,714	$10.98	$11.70	3,880
06/24/2013 - 12/31/2013	$9.81	$11.01	96,460	$10.24	$10.99	35,972	$10.09	$10.98	2,288

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Janus Henderson Flexible Bond Portfolio Service Shares
2017	$10.07	$10.28	120,276	$9.99	$10.17	5,268	$9.96	$10.13	20,659
2016	$9.97	$10.07	74,065	$9.92	$9.99	5,850	$9.90	$9.96	20,659
2015	$10.09	$9.97	67,465	$10.17	$9.92	1,641	$10.17	$9.90	21,096
07/21/2014 - 12/31/2014	$10.07	$10.09	16,383	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
2017	$9.84	$11.36	2,569	N/A	N/A	N/A	$9.78	$11.24	1,312
2016	$9.41	$9.84	1,697	N/A	N/A	N/A	$9.39	$9.78	1,407
08/25/2015 - 12/31/2015	$9.31	$9.41	1,304	N/A	N/A	N/A	$9.59	$9.39	1,507
JPMorgan Insurance Trust Income Builder Portfolio Class 2
2017	$10.00	$11.03	87,476	$9.95	$10.95	130	N/A	N/A	N/A
2016	$9.53	$10.00	86,869	$9.58	$9.95	177	N/A	N/A	N/A
06/24/2015 - 12/31/2015	$9.88	$9.53	26,149	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Bond Debenture Portfolio Class VC
2017	$11.37	$12.27	105,907	$11.24	$12.10	24,505	$11.20	$12.04	4,796
2016	$10.26	$11.37	58,005	$10.18	$11.24	28,973	$10.15	$11.20	5,612
2015	$10.55	$10.26	50,492	$10.49	$10.18	30,550	$10.48	$10.15	4,776
2014	$10.23	$10.55	35,196	$10.21	$10.49	29,832	$10.20	$10.48	11,368
06/25/2013 - 12/31/2013	$9.59	$10.23	10,664	$10.08	$10.21	3,278	$9.77	$10.20	1,535
Lord Abbett International Equity Portfolio Class VC
2017	$8.56	$10.63	10,542	$8.49	$10.51	2,918	N/A	N/A	N/A
2016	$8.82	$8.56	8,752	$8.77	$8.49	2,071	N/A	N/A	N/A
2015	$9.08	$8.82	8,464	$9.85	$8.77	2,071	N/A	N/A	N/A
07/08/2014 - 12/31/2014	$10.19	$9.08	715	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Total Return Portfolio Class VC
2017	$10.29	$10.56	121,665	$10.20	$10.44	10,606	$10.18	$10.40	329
2016	$9.98	$10.29	93,899	$9.93	$10.20	10,801	$10.49	$10.18	384
2015	$10.17	$9.98	36,638	$10.15	$9.93	4,178	N/A	N/A	N/A
08/11/2014 - 12/31/2014	$10.11	$10.17	5,585	$10.16	$10.15	3,266	N/A	N/A	N/A
MFS Total Return Series – Service Class
2017	$12.27	$13.58	883,822	$12.14	$13.39	111,110	$12.09	$13.33	13,019
2016	$11.41	$12.27	683,430	$11.32	$12.14	107,038	$11.29	$12.09	14,117
2015	$11.62	$11.41	366,806	$11.56	$11.32	105,339	$11.54	$11.29	14,314
2014	$10.86	$11.62	159,193	$10.84	$11.56	75,452	$10.83	$11.54	10,152
05/16/2013 - 12/31/2013	$10.27	$10.86	68,535	$10.22	$10.84	23,377	$10.31	$10.83	9,575
MFS Utilities Series – Service Class
2017	$10.79	$12.21	102,494	$10.67	$12.04	38,921	$10.64	$11.98	5,170
2016	$9.82	$10.79	72,823	$9.74	$10.67	76,843	$9.72	$10.64	5,034
2015	$11.66	$9.82	40,284	$11.60	$9.74	87,751	$11.58	$9.72	4,600
2014	$10.49	$11.66	15,711	$10.47	$11.60	70,448	$10.46	$11.58	5,210
05/21/2013 - 12/31/2013	$9.39	$10.49	2,504	$10.17	$10.47	198	$10.11	$10.46	1,978
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S
06/09/2017 - 12/31/2017	$9.76	$10.12	2,695	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA Service Shares
2017	$10.06	$12.94	66,283	$9.57	$12.86	3,936	N/A	N/A	N/A
08/29/2016 - 12/31/2016	N/A	N/A	N/A	$9.51	$9.57	4,077	N/A	N/A	N/A
Oppenheimer International Growth Fund/VA Service Shares
2017	$9.47	$11.83	10,367	N/A	N/A	N/A	N/A	N/A	N/A
06/16/2016 - 12/31/2016	$9.37	$9.47	404	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO All Asset All Authority Portfolio –
Advisor Class
2017	$9.07	$9.94	7,724	$9.00	$9.84	1,090	N/A	N/A	N/A
2016	$8.08	$9.07	7,549	$8.04	$9.00	1,075	N/A	N/A	N/A
2015	$9.34	$8.08	2,943	$9.32	$8.04	807	N/A	N/A	N/A
06/19/2014 - 12/31/2014	$10.22	$9.34	218	$9.32	$9.32	256	N/A	N/A	N/A

	5 Year Option with Standard Death Benefit			3 Year Option with Standard Death Benefit			0 Year Option with Standard Death Benefit
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
PIMCO CommodityRealReturn Strategy Portfolio – Advisor Class
2017	$5.96	$6.01	21,010	$5.90	$5.93	4,227	$5.87	$5.90	0
2016	$5.25	$5.96	21,555	$5.21	$5.90	5,899	$5.20	$5.87	0
2015	$7.15	$5.25	15,966	$7.12	$5.21	4,859	$7.10	$5.20	3,556
2014	$8.89	$7.15	9,122	$8.88	$7.12	4,756	$8.87	$7.10	2,991
6/25/2013 - 12/31/2013	$8.98	$8.89	2,264	$9.27	$8.88	410	$8.88	$8.87	79
State Street Total Return V.I.S. Fund Class 3
2017	$11.36	$12.94	269,967	$11.24	$12.76	98,104	$11.20	$12.70	1,554
2016	$10.84	$11.36	253,051	$10.75	$11.24	224,509	$10.72	$11.20	1,569
2015	$11.12	$10.84	213,818	$11.06	$10.75	223,205	$11.05	$10.72	2,490
2014	$10.71	$11.12	137,603	$10.69	$11.06	165,186	$10.68	$11.05	2,597
05/10/2013 - 12/31/2013	$10.14	$10.71	33,434	$10.15	$10.69	14,058	$10.41	$10.68	3,351
Templeton Global Bond VIP Fund Class 2
2017	$9.45	$9.51	378,562	$9.34	$9.38	93,360	$9.31	$9.34	4,707
2016	$9.29	$9.45	315,914	$9.21	$9.34	99,608	$9.19	$9.31	4,351
2015	$9.82	$9.29	318,709	$9.77	$9.21	114,083	$9.76	$9.19	4,910
2014	$9.76	$9.82	143,169	$9.74	$9.77	49,387	$9.73	$9.76	4,362
05/21/2013 - 12/31/2013	$9.39	$9.76	18,229	$9.53	$9.74	3,785	$10.02	$9.73	4,036
VanEck VIP Global Hard Assets Fund Class S
2017	$8.40	$8.14	54,022	$8.31	$8.02	3,057	$8.28	$7.99	5,611
2016	$5.93	$8.40	73,086	$5.88	$8.31	2,935	$5.86	$8.28	5,144
2015	$9.04	$5.93	66,903	$8.99	$5.88	2,944	$8.98	$5.86	6,946
2014	$11.34	$9.04	19,715	$11.32	$8.99	5,374	$11.31	$8.98	5,354
06/24/2013 - 12/31/2013	$11.09	$11.34	831	$9.65	$11.32	1,040	$9.80	$11.31	3,102

You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2017. The following table is for Contracts issued with the optional Stepped-Up Death Benefit II Rider.

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Comstock
2017	$13.76	$15.98	15,845	$13.61	$15.75	678	N/A	N/A	N/A
2016	$11.87	$13.76	12,993	$11.78	$13.61	678	N/A	N/A	N/A
2015	$12.82	$11.87	7,499	$12.75	$11.78	678	N/A	N/A	N/A
2014	$11.91	$12.82	7,159	$11.88	$12.75	1,303	N/A	N/A	N/A
09/23/2013 - 12/31/2013	$10.88	$11.91	2,090	$10.76	$11.88	179	N/A	N/A	N/A
Core Income
2017	$9.99	$10.34	5,211	$9.94	$10.26	1,578	N/A	N/A	N/A
2016	$9.63	$9.99	3,026	$9.88	$9.94	1,578	N/A	N/A	N/A
08/10/2015 - 12/31/2015	$9.81	$9.63	378	N/A	N/A	N/A	N/A	N/A	N/A
Currency Strategies
2017	$10.50	$9.98	7,006	$10.39	$9.84	106	N/A	N/A	N/A
2016	$10.15	$10.50	5,898	$10.07	$10.39	106	N/A	N/A	N/A
2015	$10.15	$10.15	2,704	$10.10	$10.07	106	N/A	N/A	N/A
2014	$9.94	$10.15	3,052	$9.92	$10.10	1,364	N/A	N/A	N/A
08/08/2013 - 12/31/2013	$10.40	$9.94	237	$9.76	$9.92	849	N/A	N/A	N/A
Developing Growth
2017	$10.59	$13.60	75,606	$10.48	$13.41	1,587	$10.44	$13.35	771
2016	$11.01	$10.59	81,035	$10.92	$10.48	1,588	$10.90	$10.44	1,094
2015	$12.19	$11.01	68,334	$12.68	$10.92	1,588	$12.10	$10.90	1,231
2014	$12.31	$12.19	67,591	N/A	N/A	N/A	$10.95	$12.10	553
09/03/2013 - 12/31/2013	$11.22	$12.31	7,453	N/A	N/A	N/A	N/A	N/A	N/A
Diversified Alternatives [1]
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Diversified Bond
2017	$10.54	$11.11	119,592	$10.42	$10.95	5,795	N/A	N/A	N/A
2016	$10.17	$10.54	57,516	$10.09	$10.42	6,090	N/A	N/A	N/A
2015	$10.21	$10.17	26,437	$10.16	$10.09	5,796	N/A	N/A	N/A
2014	$9.61	$10.21	24,099	$10.01	$10.16	135	N/A	N/A	N/A
09/19/2013 - 12/31/2013	$9.57	$9.61	788	N/A	N/A	N/A	N/A	N/A	N/A
Dividend Growth
2017	$14.15	$16.62	135,701	$14.00	$16.39	7,550	$13.95	$16.31	587
2016	$12.88	$14.15	107,971	$12.77	$14.00	6,936	$12.74	$13.95	587
2015	$12.79	$12.88	70,805	$12.73	$12.77	7,076	$12.71	$12.74	587
2014	$11.57	$12.79	60,882	$12.08	$12.73	1,655	$11.37	$12.71	587
10/08/2013 - 12/31/2013	$10.44	$11.57	5,964	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets
2017	$8.89	$11.79	74,868	$8.79	$11.63	10,430	N/A	N/A	N/A
2016	$8.47	$8.89	75,073	$8.40	$8.79	3,650	N/A	N/A	N/A
2015	$9.99	$8.47	66,009	$9.94	$8.40	3,573	N/A	N/A	N/A
2014	$10.66	$9.99	40,409	$10.64	$9.94	4,452	N/A	N/A	N/A
05/30/2013 - 12/31/2013	$10.15	$10.66	5,041	$10.42	$10.64	1,577	N/A	N/A	N/A
Emerging Markets Debt
2017	$9.48	$10.57	18,427	$9.37	$10.42	4,986	$9.34	$10.37	204
2016	$8.21	$9.48	16,618	$8.15	$9.37	0	$9.18	$9.34	231
2015	$8.71	$8.21	4,327	$8.67	$8.15	0	N/A	N/A	N/A
2014	$9.19	$8.71	3,854	$9.17	$8.67	1,365	N/A	N/A	N/A
09/23/2013 - 12/31/2013	$9.20	$9.19	33	$9.26	$9.17	899	N/A	N/A	N/A
Equity Index
2017	$14.37	$17.21	923,545	$14.21	$16.98	92,932	N/A	N/A	N/A
2016	$13.06	$14.37	731,586	$12.95	$14.21	26,153	N/A	N/A	N/A
2015	$13.09	$13.06	558,490	$13.03	$12.95	18,496	N/A	N/A	N/A
2014	$11.71	$13.09	275,817	$11.68	$13.03	10,693	N/A	N/A	N/A
07/19/2013 - 12/31/2013	$10.71	$11.71	29,984	$10.48	$11.68	4,349	N/A	N/A	N/A
Equity Long/Short
2017	$12.62	$14.58	50,014	$12.55	$14.46	12	N/A	N/A	N/A
2016	$11.50	$12.62	63,828	N/A	N/A	N/A	N/A	N/A	N/A
08/14/2015 - 12/31/2015	$10.66	$11.50	20,919	N/A	N/A	N/A	N/A	N/A	N/A
Floating Rate Income
2017	$10.66	$10.91	19,224	$10.54	$10.76	3,970	$10.51	$10.71	6,623
2016	$9.97	$10.66	14,924	$9.89	$10.54	3,971	$9.87	$10.51	6,295
2015	$10.03	$9.97	12,800	$9.98	$9.89	3,972	$9.96	$9.87	6,724
2014	$10.13	$10.03	9,541	$10.11	$9.98	5,249	$10.13	$9.96	6,565
07/29/2013 - 12/31/2013	$9.98	$10.13	2,935	$9.98	$10.11	1,590	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Floating Rate Loan
2017	$10.61	$10.87	136,782	$10.49	$10.72	7,120	$10.46	$10.67	1,654
2016	$9.81	$10.61	72,562	$9.74	$10.49	6,946	$9.71	$10.46	1,654
2015	$10.05	$9.81	42,864	$10.00	$9.74	6,519	$9.99	$9.71	1,654
2014	$10.11	$10.05	37,891	$10.09	$10.00	8,047	$10.11	$9.99	660
07/19/2013 - 12/31/2013	$10.03	$10.11	16,519	$10.03	$10.09	3,781	N/A	N/A	N/A
Focused Growth
2017	$14.69	$18.76	43,095	$14.53	$18.50	4,329	$14.48	$18.42	120
2016	$14.56	$14.69	36,370	$14.44	$14.53	3,109	$14.40	$14.48	302
2015	$13.41	$14.56	31,031	$14.27	$14.44	2,176	$13.32	$14.40	429
02/12/2014 - 12/31/2014	$12.38	$13.41	28,876	N/A	N/A	N/A	$11.66	$13.32	515
Global Absolute Return
2017	$10.42	$10.93	9,740	$10.30	$10.78	3,035	N/A	N/A	N/A
2016	$10.10	$10.42	8,776	$10.02	$10.30	3,048	N/A	N/A	N/A
2015	$9.97	$10.10	8,302	$9.92	$10.02	3,017	N/A	N/A	N/A
2014	$9.54	$9.97	7,998	$9.52	$9.92	4,217	N/A	N/A	N/A
05/23/2013 - 12/31/2013	$9.73	$9.54	850	$10.02	$9.52	882	N/A	N/A	N/A
Growth
2017	$14.23	$18.48	97,692	$14.08	$18.22	11,008	N/A	N/A	N/A
2016	$14.12	$14.23	94,699	$14.01	$14.08	11,286	N/A	N/A	N/A
2015	$13.33	$14.12	88,810	$13.26	$14.01	8,855	N/A	N/A	N/A
2014	$12.41	$13.33	82,190	$12.64	$13.26	2,615	N/A	N/A	N/A
09/09/2013 - 12/31/2013	$10.97	$12.41	834	N/A	N/A	N/A	N/A	N/A	N/A
Health Sciences
2017	$15.63	$19.11	140,077	$15.46	$18.85	16,013	$15.41	$18.76	495
2016	$16.86	$15.63	124,006	$16.72	$15.46	14,698	$16.68	$15.41	495
2015	$15.60	$16.86	122,577	$15.52	$16.72	13,344	$15.50	$16.68	883
2014	$12.70	$15.60	79,005	$12.68	$15.52	6,083	$13.48	$15.50	961
08/09/2013 - 12/31/2013	$11.21	$12.70	7,622	$12.01	$12.68	971	N/A	N/A	N/A
High Yield Bond
2017	$10.74	$11.41	45,207	$10.62	$11.26	31,838	$10.59	$11.20	4,555
2016	$9.44	$10.74	42,743	$9.37	$10.62	22,800	$9.34	$10.59	4,697
2015	$10.04	$9.44	34,444	$9.99	$9.37	10,897	$9.97	$9.34	4,628
2014	$10.14	$10.04	28,827	$10.12	$9.99	4,885	$10.18	$9.97	3,581
08/09/2013 - 12/31/2013	$9.73	$10.14	2,795	$9.79	$10.12	302	N/A	N/A	N/A
Inflation Managed
2017	$8.98	$9.19	87,422	$8.89	$9.06	1,251	$8.85	$9.02	739
2016	$8.67	$8.98	29,421	$8.60	$8.89	2,373	$8.57	$8.85	739
2015	$9.07	$8.67	13,634	$9.02	$8.60	2,375	$9.01	$8.57	739
2014	$9.25	$9.07	2,205	$8.90	$9.02	15,371	$9.03	$9.01	739
07/29/2013 - 12/31/2013	N/A	N/A	N/A	$9.11	$8.90	2,180	N/A	N/A	N/A
Inflation Strategy
2017	$8.62	$8.76	11,082	$8.52	$8.64	619	N/A	N/A	N/A
2016	$8.58	$8.62	30,182	$8.51	$8.52	619	N/A	N/A	N/A
2015	$8.99	$8.58	8,689	$8.94	$8.51	619	N/A	N/A	N/A
2014	$8.91	$8.99	6,538	$8.89	$8.94	1,657	N/A	N/A	N/A
05/30/2013 - 12/31/2013	$9.53	$8.91	2,089	$9.13	$8.89	918	N/A	N/A	N/A
International Large-Cap
2017	$10.12	$12.73	121,971	$10.01	$12.55	6,251	$9.97	$12.49	2,902
2016	$10.27	$10.12	117,389	$10.19	$10.01	6,552	$10.16	$9.97	2,846
2015	$10.46	$10.27	113,662	$10.41	$10.19	6,022	$10.39	$10.16	2,749
2014	$11.02	$10.46	98,544	$11.15	$10.41	5,282	$11.00	$10.39	1,818
11/08/2013 - 12/31/2013	N/A	N/A	N/A	$10.78	$11.15	815	N/A	N/A	N/A
International Small-Cap
2017	$11.64	$15.14	1,895	N/A	N/A	N/A	$11.47	$14.86	0
2016	$11.41	$11.64	7,964	N/A	N/A	N/A	$11.29	$11.47	323
2015	$10.87	$11.41	6,332	N/A	N/A	N/A	$10.80	$11.29	460
02/12/2014 - 12/31/2014	$11.25	$10.87	485	N/A	N/A	N/A	$11.51	$10.80	552
International Value
2017	$9.60	$11.51	39,138	$9.49	$11.35	5,685	N/A	N/A	N/A
2016	$9.45	$9.60	30,035	$9.38	$9.49	5,885	N/A	N/A	N/A
2015	$9.85	$9.45	15,914	$9.80	$9.38	5,381	N/A	N/A	N/A
2014	$11.16	$9.85	12,829	$11.05	$9.80	3,297	N/A	N/A	N/A
09/23/2013 - 12/31/2013	$10.67	$11.16	2,778	N/A	N/A	N/A	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Large-Cap Growth
2017	$13.78	$18.16	48,993	$13.63	$17.91	1,465	$13.58	$17.83	1,812
2016	$13.90	$13.78	34,982	$13.79	$13.63	1,465	$13.75	$13.58	1,812
2015	$13.29	$13.90	21,831	$13.77	$13.79	1,466	$13.87	$13.75	1,812
2014	$12.43	$13.29	13,120	N/A	N/A	N/A	N/A	N/A	N/A
10/29/2013 - 12/31/2013	$11.56	$12.43	5,364	N/A	N/A	N/A	N/A	N/A	N/A
Large-Cap Value
2017	$13.72	$15.41	22,792	$13.57	$15.20	7,060	$13.52	$15.13	1,955
2016	$12.33	$13.72	14,053	$12.23	$13.57	4,552	$12.19	$13.52	1,955
2015	$12.88	$12.33	5,751	$12.82	$12.23	3,990	$12.85	$12.19	1,955
2014	$11.72	$12.88	8,954	$11.69	$12.82	4,721	N/A	N/A	N/A
07/26/2013 - 12/31/2013	$11.14	$11.72	5,590	$10.76	$11.69	355	N/A	N/A	N/A
Long/Short Large Cap
2017	$14.06	$16.88	13,804	$13.90	$16.65	2,278	$13.85	$16.57	567
2016	$13.06	$14.06	14,992	$12.95	$13.90	2,326	$12.92	$13.85	567
2015	$13.63	$13.06	8,218	$13.56	$12.95	2,254	$13.53	$12.92	567
2014	$11.96	$13.63	8,533	$13.03	$13.56	2,302	$11.77	$13.53	567
08/09/2013 - 12/31/2013	$10.80	$11.96	555	N/A	N/A	N/A	N/A	N/A	N/A
Main Street Core
2017	$14.74	$17.01	9,896	$14.57	$16.78	12,961	N/A	N/A	N/A
2016	$13.36	$14.74	3,788	$13.26	$14.57	2,688	N/A	N/A	N/A
03/03/2015 - 12/31/2015	$13.38	$13.36	4,398	$13.44	$13.26	3,502	N/A	N/A	N/A
Managed Bond
2017	$9.86	$10.19	171,198	$9.76	$10.04	14,804	N/A	N/A	N/A
2016	$9.72	$9.86	134,596	$9.65	$9.76	30,547	N/A	N/A	N/A
2015	$9.80	$9.72	102,049	$9.76	$9.65	32,329	N/A	N/A	N/A
2014	$9.52	$9.80	75,752	$9.50	$9.76	8,413	N/A	N/A	N/A
07/12/2013 - 12/31/2013	$9.49	$9.52	11,387	$9.53	$9.50	1,396	N/A	N/A	N/A
Mid-Cap Equity
2017	$14.67	$17.98	77,382	$14.51	$17.73	2,698	$15.80	$17.65	262
2016	$12.56	$14.67	73,091	$12.46	$14.51	2,842	N/A	N/A	N/A
2015	$12.54	$12.56	75,035	$12.48	$12.46	2,903	N/A	N/A	N/A
2014	$12.21	$12.54	69,692	$12.18	$12.48	1,081	N/A	N/A	N/A
05/30/2013 - 12/31/2013	$10.56	$12.21	5,204	$11.28	$12.18	259	N/A	N/A	N/A
Mid-Cap Growth
2017	$12.33	$15.50	57,962	$12.19	$15.29	3,370	$12.15	$15.22	0
2016	$11.77	$12.33	55,892	$11.67	$12.19	3,462	$11.64	$12.15	309
2015	$12.66	$11.77	52,401	$12.59	$11.67	3,441	$12.57	$11.64	440
2014	$11.83	$12.66	41,049	$11.81	$12.59	1,597	$11.50	$12.57	528
07/26/2013 - 12/31/2013	$11.43	$11.83	6,826	$10.83	$11.81	606	N/A	N/A	N/A
Mid-Cap Value
2017	$13.86	$15.78	19,340	N/A	N/A	N/A	N/A	N/A	N/A
2016	$12.19	$13.86	15,852	N/A	N/A	N/A	N/A	N/A	N/A
2015	$12.41	$12.19	7,902	N/A	N/A	N/A	N/A	N/A	N/A
2014	$11.81	$12.41	9,656	N/A	N/A	N/A	N/A	N/A	N/A
07/22/2013 - 12/31/2013	$10.96	$11.81	4,229	N/A	N/A	N/A	N/A	N/A	N/A
Pacific Dynamix – Conservative Growth
2017	$11.06	$11.99	381,089	$10.94	$11.82	32,042	N/A	N/A	N/A
2016	$10.50	$11.06	335,525	$10.41	$10.94	108,520	N/A	N/A	N/A
2015	$10.76	$10.50	222,410	$10.71	$10.41	127,246	N/A	N/A	N/A
2014	$10.35	$10.76	160,222	$10.33	$10.71	118,261	N/A	N/A	N/A
06/04/2013 - 12/31/2013	$9.95	$10.35	30,787	$9.99	$10.33	17,132	N/A	N/A	N/A
Pacific Dynamix – Growth
2017	$12.09	$14.01	134,703	$11.96	$13.82	92,352	$11.91	$13.75	5,913
2016	$11.13	$12.09	130,500	$11.04	$11.96	139,726	$11.01	$11.91	6,185
2015	$11.57	$11.13	100,315	$11.51	$11.04	139,770	$11.49	$11.01	6,043
2014	$11.13	$11.57	61,677	$11.28	$11.51	57,849	$11.08	$11.49	6,319
06/21/2013 - 12/31/2013	$9.80	$11.13	40,889	N/A	N/A	N/A	N/A	N/A	N/A
Pacific Dynamix – Moderate Growth
2017	$11.55	$12.96	974,204	$11.42	$12.78	171,840	N/A	N/A	N/A
2016	$10.80	$11.55	946,677	$10.71	$11.42	268,770	N/A	N/A	N/A
2015	$11.15	$10.80	747,154	$11.10	$10.71	280,896	N/A	N/A	N/A
2014	$10.72	$11.15	491,865	$10.70	$11.10	208,857	N/A	N/A	N/A
06/24/2013 - 12/31/2013	$9.65	$10.72	170,970	$10.16	$10.70	46,003	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Portfolio Optimization Aggressive-Growth
2017	$12.23	$14.30	38,207	N/A	N/A	N/A	N/A	N/A	N/A
2016	$11.34	$12.23	37,794	N/A	N/A	N/A	N/A	N/A	N/A
2015	$11.61	$11.34	40,163	N/A	N/A	N/A	N/A	N/A	N/A
2014	$11.18	$11.61	32,424	N/A	N/A	N/A	N/A	N/A	N/A
09/17/2013 - 12/31/2013	$10.58	$11.18	6,220	N/A	N/A	N/A	N/A	N/A	N/A
Portfolio Optimization Conservative
2017	$10.40	$11.01	244,814	$10.28	$10.86	164,633	$10.25	$10.81	609
2016	$9.96	$10.40	236,908	$9.88	$10.28	255,596	$9.86	$10.25	590
2015	$10.11	$9.96	212,082	$10.06	$9.88	93,413	$10.04	$9.86	589
2014	$9.91	$10.11	173,104	$9.89	$10.06	56,399	$9.89	$10.04	602
05/20/2013 - 12/31/2013	$9.55	$9.91	30,389	$10.04	$9.89	27,882	$9.88	$9.89	304
Portfolio Optimization Growth
2017	$11.96	$13.72	52,734	$11.83	$13.53	40,859	N/A	N/A	N/A
2016	$11.14	$11.96	39,841	$11.05	$11.83	45,429	N/A	N/A	N/A
2015	$11.34	$11.14	52,982	$11.28	$11.05	15,369	N/A	N/A	N/A
2014	$10.94	$11.34	48,729	$10.92	$11.28	3,208	N/A	N/A	N/A
05/28/2013 - 12/31/2013	$10.23	$10.94	7,302	$10.24	$10.92	1,805	N/A	N/A	N/A
Portfolio Optimization Moderate
2017	$11.46	$12.79	877,364	$11.33	$12.62	414,853	$11.29	$12.56	7,409
2016	$10.75	$11.46	717,940	$10.66	$11.33	441,082	$10.64	$11.29	7,878
2015	$10.94	$10.75	657,952	$10.89	$10.66	434,073	$10.87	$10.64	8,395
2014	$10.61	$10.94	533,837	$10.58	$10.89	395,897	$10.97	$10.87	9,092
05/06/2013 - 12/31/2013	$10.10	$10.61	204,463	$10.15	$10.58	134,429	N/A	N/A	N/A
Portfolio Optimization Moderate-Conservative
2017	$10.94	$11.95	323,149	$10.82	$11.78	114,386	$10.78	$11.73	0
2016	$10.39	$10.94	298,163	$10.30	$10.82	117,982	$10.28	$10.78	0
2015	$10.58	$10.39	250,003	$10.52	$10.30	152,225	$10.51	$10.28	4,628
2014	$10.31	$10.58	167,035	$10.29	$10.52	154,790	$10.28	$10.51	4,686
05/06/2013 - 12/31/2013	$10.07	$10.31	55,729	$9.99	$10.29	53,695	$9.97	$10.28	10,722
PSF DFA Balanced Allocation
2017	$10.44	$11.63	6,439	N/A	N/A	N/A	N/A	N/A	N/A
09/16/2016 - 12/31/2016	$10.19	$10.44	484	N/A	N/A	N/A	N/A	N/A	N/A
Real Estate
2017	$12.21	$12.43	50,927	$12.08	$12.26	10,016	$12.03	$12.20	732
2016	$11.62	$12.21	48,306	$11.52	$12.08	9,727	$11.49	$12.03	732
2015	$11.60	$11.62	45,338	$11.55	$11.52	8,597	$11.53	$11.49	732
2014	$9.01	$11.60	30,002	$8.99	$11.55	8,039	$9.11	$11.53	732
07/22/2013 - 12/31/2013	$9.82	$9.01	1,900	$9.65	$8.99	1,883	N/A	N/A	N/A
Short Duration Bond
2017	$9.75	$9.74	189,341	$9.65	$9.60	13,018	$9.61	$9.56	1,028
2016	$9.72	$9.75	196,038	$9.65	$9.65	4,573	$9.62	$9.61	1,028
2015	$9.83	$9.72	138,637	$9.78	$9.65	1,814	$9.78	$9.62	1,028
2014	$9.90	$9.83	110,200	$9.88	$9.78	1,531	N/A	N/A	N/A
07/19/2013 - 12/31/2013	$9.92	$9.90	76,683	$9.91	$9.88	396	N/A	N/A	N/A
Small-Cap Equity
2017	$14.66	$15.72	36,311	$14.50	$15.50	1,344	$14.34	$15.43	144
2016	$11.40	$14.66	21,761	$11.31	$14.50	1,498	N/A	N/A	N/A
2015	$12.55	$11.40	5,220	$12.48	$11.31	1,486	N/A	N/A	N/A
2014	$12.51	$12.55	4,090	$12.48	$12.48	339	N/A	N/A	N/A
07/22/2013 - 12/31/2013	$11.33	$12.51	187	$11.26	$12.48	327	N/A	N/A	N/A
Small-Cap Index
2017	$14.42	$16.22	62,551	$14.26	$15.99	5,983	$14.21	$15.92	0
2016	$12.12	$14.42	37,517	$12.02	$14.26	6,751	$11.99	$14.21	302
2015	$12.92	$12.12	20,147	$12.86	$12.02	6,929	$12.84	$11.99	430
2014	$12.56	$12.92	15,071	$12.53	$12.86	3,381	$11.88	$12.84	515
08/09/2013 - 12/31/2013	$11.33	$12.56	7,513	$11.57	$12.53	692	N/A	N/A	N/A
Small-Cap Value
2017	$15.09	$16.17	39,130	$14.92	$15.94	2,766	$14.61	$15.87	142
2016	$11.80	$15.09	36,546	$11.71	$14.92	1,609	N/A	N/A	N/A
2015	$12.51	$11.80	37,947	$12.45	$11.71	2,541	N/A	N/A	N/A
2014	$12.01	$12.51	40,940	$12.56	$12.45	1,592	N/A	N/A	N/A
05/30/2013 - 12/31/2013	$10.61	$12.01	5,820	N/A	N/A	N/A	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Technology
2017	$11.16	$15.27	55,755	$11.04	$15.06	1,749	N/A	N/A	N/A
2016	$12.12	$11.16	40,458	$12.02	$11.04	2,143	N/A	N/A	N/A
2015	$12.67	$12.12	23,441	$12.61	$12.02	2,062	N/A	N/A	N/A
2014	$11.70	$12.67	12,367	$11.68	$12.61	1,813	N/A	N/A	N/A
07/22/2013 - 12/31/2013	$10.81	$11.70	9,329	$10.95	$11.68	746	N/A	N/A	N/A
Value Advantage
2017	$14.06	$15.85	24,665	$13.91	$15.63	1,065	$13.86	$15.56	586
2016	$12.24	$14.06	13,363	$12.14	$13.91	1,072	$12.11	$13.86	586
2015	$13.03	$12.24	9,319	$13.16	$12.14	1,074	$12.94	$12.11	586
04/02/2014 - 12/31/2014	$12.07	$13.03	6,083	N/A	N/A	N/A	$11.39	$12.94	586
Invesco V.I. Balanced-Risk Allocation Fund Series II
2017	$10.62	$11.50	180,498	$10.50	$11.34	76,398	$10.47	$11.29	583
2016	$9.66	$10.62	169,132	$9.58	$10.50	62,974	$9.56	$10.47	578
2015	$10.25	$9.66	149,531	$10.19	$9.58	69,058	$10.18	$9.56	607
2014	$9.83	$10.25	107,752	$9.81	$10.19	57,911	$9.80	$10.18	594
05/20/2013 - 12/31/2013	$9.74	$9.83	19,451	$10.16	$9.81	28,036	$9.82	$9.80	305
Invesco V.I. Equity and Income Fund Series II
2017	$11.46	$12.51	26,465	$11.36	$12.38	1,867	$11.33	$12.33	525
2016	$10.12	$11.46	11,151	$10.07	$11.36	1,905	$10.05	$11.33	95
2015	$10.53	$10.12	8,882	$10.65	$10.07	1,424	N/A	N/A	N/A
07/08/2014 - 12/31/2014	$10.32	$10.53	5,599	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Global Real Estate Fund Series II
2017	$9.40	$10.45	15,822	$9.35	$10.36	1,526	$10.06	$10.34	206
2016	$9.36	$9.40	11,241	$9.34	$9.35	1,526	N/A	N/A	N/A
08/24/2015 - 12/31/2015	$8.86	$9.36	5,874	$9.64	$9.34	1,526	N/A	N/A	N/A
American Century VP Mid Cap Value Fund Class II
2017	$15.52	$17.06	26,305	$15.35	$16.82	8,060	$15.79	$16.74	131
2016	$12.82	$15.52	20,812	$12.72	$15.35	9,009	N/A	N/A	N/A
2015	$13.21	$12.82	15,081	$13.14	$12.72	8,745	N/A	N/A	N/A
2014	$11.53	$13.21	16,228	$12.48	$13.14	3,540	N/A	N/A	N/A
12/02/2013 - 12/31/2013	$11.28	$11.53	278	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Asset Allocation Fund Class 4
2017	$10.58	$12.09	1,349,486	$10.54	$12.01	421,400	$10.53	$11.98	549
2016	$9.82	$10.58	1,248,269	$9.82	$10.54	481,514	$9.82	$10.53	574
10/30/2015 - 12/31/2015	$10.00	$9.82	1,183,513	$10.00	$9.82	478,018	$10.00	$9.82	591
American Funds IS Blue Chip Income and Growth Fund Class 4
2017	$11.41	$13.13	50,500	$11.37	$13.04	5,698	N/A	N/A	N/A
2016	$9.76	$11.41	35,922	$9.87	$11.37	266	N/A	N/A	N/A
12/28/2015 - 12/31/2015	$9.82	$9.76	959	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Bond Fund Class 4
2017	$10.03	$10.22	21,704	$10.00	$10.15	2,093	N/A	N/A	N/A
03/11/2016 - 12/31/2016	$10.03	$10.03	20,421	$10.18	$10.00	1,624	N/A	N/A	N/A
American Funds IS Capital Income Builder Class 4
2017	$9.80	$10.88	26,373	$9.72	$10.77	6,816	N/A	N/A	N/A
2016	$9.57	$9.80	9,791	$9.53	$9.72	6,467	N/A	N/A	N/A
2015	$9.89	$9.57	6,110	$10.17	$9.53	8,282	N/A	N/A	N/A
09/29/2014 - 12/31/2014	$9.98	$9.89	4,729	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Balanced Fund Class 4
2017	$10.08	$11.87	2,844	$10.05	$11.79	372	N/A	N/A	N/A
12/29/2016 - 12/31/2016	$10.10	$10.08	496	$9.54	$10.05	379	N/A	N/A	N/A
American Funds IS Global Bond Fund Class 4
2017	$9.89	$10.40	7,009	$10.26	$10.34	32	$10.40	$10.31	199
06/09/2016 - 12/31/2016	$10.42	$9.89	3,524	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth and Income Fund Class 4
2017	$10.32	$12.81	10,023	N/A	N/A	N/A	N/A	N/A	N/A
05/06/2016 - 12/31/2016	$9.68	$10.32	9,108	N/A	N/A	N/A	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
American Funds IS Global Growth Fund
Class 4
2017	$11.09	$14.34	18,327	$10.99	$14.16	4,465	N/A	N/A	N/A
2016	$11.21	$11.09	9,597	$11.13	$10.99	4,383	N/A	N/A	N/A
2015	$10.65	$11.21	8,909	$10.61	$11.13	4,383	N/A	N/A	N/A
05/06/2014 - 12/31/2014	$10.28	$10.65	1,563	$10.94	$10.61	170	N/A	N/A	N/A
American Funds IS Global Small Capitalization Fund Class 4
2017	$9.90	$12.27	44,412	N/A	N/A	N/A	N/A	N/A	N/A
02/25/2016 - 12/31/2016	$8.78	$9.90	24,731	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Growth Fund Class 4
2017	$10.68	$13.48	55,044	$10.64	$13.39	23,299	N/A	N/A	N/A
2016	$9.91	$10.68	41,088	$9.91	$10.64	11,644	N/A	N/A	N/A
10/30/2015 - 12/31/2015	$10.00	$9.91	33,566	$10.00	$9.91	11,990	N/A	N/A	N/A
American Funds IS Growth-Income Fund Class 4
2017	$10.75	$12.94	79,434	$10.71	$12.86	39,326	$10.70	$12.83	0
2016	$9.80	$10.75	75,425	$9.79	$10.71	29,792	$9.79	$10.70	386
10/30/2015 - 12/31/2015	$10.00	$9.80	47,160	$10.00	$9.79	31,590	$10.00	$9.79	550
American Funds IS High-Income Bond Fund Class 4
2017	$10.95	$11.51	22,052	$11.33	$11.44	318	N/A	N/A	N/A
2016	$9.47	$10.95	5,272	N/A	N/A	N/A	N/A	N/A	N/A
12/28/2015 - 12/31/2015	$9.45	$9.47	498	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS International Fund Class 4
2017	$9.13	$11.88	41,969	$9.06	$11.75	876	N/A	N/A	N/A
2016	$8.97	$9.13	28,869	$8.90	$9.06	876	N/A	N/A	N/A
2015	$9.55	$8.97	24,946	$9.54	$8.93	0	N/A	N/A	N/A
06/22/2014 - 12/31/2014	$10.27	$9.55	13,355	$10.12	$9.54	126	N/A	N/A	N/A
American Funds IS International Growth and Income Fund Class 4
2017	$9.06	$11.14	27,073	$8.97	$11.00	1,707	$8.94	$10.95	2,638
2016	$9.08	$9.06	5,245	$9.02	$8.97	1,759	$9.00	$8.94	2,153
2015	$9.77	$9.08	2,759	$10.05	$9.02	1,647	$9.73	$9.00	2,014
05/06/2014 - 12/31/2014	$10.52	$9.77	586	N/A	N/A	N/A	$10.24	$9.73	1,952
American Funds IS Managed Risk Asset Allocation Fund Class P2
2017	$10.77	$12.20	119,862	$10.67	$12.05	10,485	N/A	N/A	N/A
2016	$10.19	$10.77	110,854	$10.12	$10.67	4,716	N/A	N/A	N/A
2015	$10.44	$10.19	87,865	$10.40	$10.12	4,955	N/A	N/A	N/A
2014	$10.29	$10.44	55,474	$10.20	$10.40	2,738	N/A	N/A	N/A
12/03/2013 - 12/31/2013	$10.10	$10.29	5,446	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS New World Fund Class 4
2017	$9.09	$11.56	62,328	$11.04	$11.42	4,522	N/A	N/A	N/A
2016	$8.77	$9.09	56,018	$8.72	$9.00	0	N/A	N/A	N/A
2015	$9.21	$8.77	50,387	$9.17	$8.72	0	N/A	N/A	N/A
04/06/2014 - 12/31/2014	$10.03	$9.21	36,822	$10.44	$9.17	122	N/A	N/A	N/A
American Funds IS U.S. Government/AAA-Rated Securities Fund Class 4
2017	$10.13	$10.11	15,509	$10.03	$9.99	2,265	N/A	N/A	N/A
2016	$10.17	$10.13	33,320	$10.10	$10.03	1,994	N/A	N/A	N/A
2015	$10.18	$10.17	73,040	$10.14	$10.10	2,082	N/A	N/A	N/A
10/6/2014 - 12/31/2014	$10.18	$10.18	418	$10.10	$10.14	2,177	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund Class III
2017	$10.75	$12.05	872,748	$10.63	$11.89	237,658	$10.59	$11.83	557
2016	$10.50	$10.75	879,185	$10.42	$10.63	317,444	$10.39	$10.59	571
2015	$10.76	$10.50	845,898	$10.70	$10.42	371,599	$10.68	$10.39	559
2014	$10.70	$10.76	641,888	$10.68	$10.70	260,087	$10.67	$10.68	566
05/20/2013 - 12/31/2013	$10.31	$10.70	292,788	$10.31	$10.68	96,416	$10.63	$10.67	282

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
BlackRock iShares Alternative Strategies V.I. Fund Class I
2017	$10.48	$11.65	16,697	$10.40	$11.52	1,290	$11.21	$11.48	185
2016	$9.98	$10.48	11,698	$9.93	$10.40	2,264	N/A	N/A	N/A
2015	$10.23	$9.98	9,024	$10.20	$9.93	2,264	N/A	N/A	N/A
07/08/2014 - 12/31/2014	$10.28	$10.23	7,523	$10.32	$10.20	204	N/A	N/A	N/A
BlackRock iShares Dynamic Allocation V.I. Fund Class I
2017	$9.98	$11.32	31,389	N/A	N/A	N/A	N/A	N/A	N/A
2016	$9.50	$9.98	25,938	N/A	N/A	N/A	N/A	N/A	N/A
2015	$10.02	$9.50	25,302	N/A	N/A	N/A	N/A	N/A	N/A
07/23/2014 - 12/31/2014	$10.24	$10.02	18,772	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock iShares Dynamic Fixed Income V.I. Fund Class I
2017	$9.97	$10.22	19,670	$9.89	$10.10	357	N/A	N/A	N/A
2016	$9.77	$9.97	17,515	$9.72	$9.89	0	N/A	N/A	N/A
2015	$10.03	$9.77	8,959	$10.01	$9.72	0	N/A	N/A	N/A
07/21/2014 - 12/31/2014	$10.03	$10.03	2,993	$10.01	$10.01	127	N/A	N/A	N/A
BlackRock iShares Equity Appreciation V.I. Fund Class I
2017	$9.88	$11.88	6,841	$9.80	$11.75	0	N/A	N/A	N/A
2016	$9.17	$9.88	5,691	$9.12	$9.80	0	N/A	N/A	N/A
2015	$9.94	$9.17	1,653	$9.92	$9.12	0	N/A	N/A	N/A
05/27/2014 - 12/31/2014	$10.15	$9.94	1,266	$10.33	$9.92	124	N/A	N/A	N/A
ClearBridge Variable Aggressive Growth Portfolio – Class II
2017	$9.81	$11.22	8,948	N/A	N/A	N/A	N/A	N/A	N/A
04/21/2016 - 12/31/2016	$9.38	$9.81	3,351	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Contrafund Portfolio Service Class 2
2017	$13.84	$16.59	310,729	$13.69	$16.36	53,941	$13.64	$16.29	568
2016	$13.03	$13.84	215,406	$12.92	$13.69	48,838	$12.89	$13.64	568
2015	$13.16	$13.03	79,806	$13.09	$12.92	45,518	$13.07	$12.89	568
2014	$11.95	$13.16	46,401	$11.92	$13.09	41,412	$11.75	$13.07	568
05/30/2013 - 12/31/2013	$10.53	$11.95	18,812	$10.62	$11.92	1,061	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio Service Class 2
2017	$11.65	$13.41	381,003	$11.52	$13.23	28,144	N/A	N/A	N/A
2016	$11.29	$11.65	256,684	$11.20	$11.52	24,295	N/A	N/A	N/A
2015	$11.42	$11.29	228,603	$11.36	$11.20	22,691	N/A	N/A	N/A
2014	$11.00	$11.42	204,042	$10.98	$11.36	17,084	N/A	N/A	N/A
05/06/2013 - 12/31/2013	$10.12	$11.00	79,825	$10.16	$10.98	4,653	N/A	N/A	N/A
Fidelity VIP Government Money Market Portfolio Service Class
2017	$9.65	$9.57	229,911	$9.57	$9.46	4,510	$9.54	$9.43	0
2016	$9.77	$9.65	80,315	$9.72	$9.57	24,971	$9.71	$9.54	263
2015	$9.91	$9.77	110,136	$9.89	$9.72	226	$9.73	$9.71	375
04/30/2014 - 12/31/2014	$10.00	$9.91	77,257	$10.00	$9.89	227	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio Service Class 2
2017	$10.46	$11.10	45,405	$10.36	$10.96	29,170	$10.84	$10.91	191
2016	$9.82	$10.46	45,150	$9.76	$10.36	2,286	N/A	N/A	N/A
2015	$10.16	$9.82	19,216	$10.12	$9.76	2,279	N/A	N/A	N/A
02/20/2014 - 12/31/2014	$10.14	$10.16	18,427	$10.06	$10.12	1,725	N/A	N/A	N/A
First Trust Dorsey Wright Tactical Core Portfolio Class I
2017	$9.87	$11.44	22,114	$10.42	$11.36	8	$10.64	$11.34	389
2016	$9.93	$9.87	10,280	N/A	N/A	N/A	N/A	N/A	N/A
12/30/2015 - 12/31/2015	$10.00	$9.93	9,303	N/A	N/A	N/A	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
2017	$12.35	$13.82	171,331	$12.22	$13.63	77,775	$12.88	$13.57	161
2016	$11.21	$12.35	118,383	$11.12	$12.22	86,762	N/A	N/A	N/A
2015	$11.36	$11.21	47,470	$11.30	$11.12	35,326	N/A	N/A	N/A
2014	$10.47	$11.36	35,092	$10.45	$11.30	15,989	N/A	N/A	N/A
05/23/2013 - 12/31/2013	$10.02	$10.47	4,961	$10.05	$10.45	2,241	$10.03	$10.44	3,555

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
First Trust Multi Income Allocation Portfolio Class I
2017	$10.65	$11.14	16,366	$10.57	$11.02	1,445	N/A	N/A	N/A
2016	$9.89	$10.65	4,875	$9.84	$10.57	1,303	N/A	N/A	N/A
2015	$10.36	$9.89	4,103	$10.51	$9.84	1,327	N/A	N/A	N/A
07/08/2014 - 12/31/2014	$10.25	$10.36	3,341	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund Class 4
2017	$11.71	$12.90	49,031	$11.58	$12.72	1,884	$11.54	$12.67	0
2016	$10.51	$11.71	55,048	$10.43	$11.58	16,998	$10.40	$11.54	315
2015	$11.37	$10.51	53,639	$11.31	$10.43	17,473	$11.29	$10.40	448
2014	$11.22	$11.37	48,841	$11.20	$11.31	15,021	$11.61	$11.29	538
06/26/2013 - 12/31/2013	$9.85	$11.22	31,969	$10.47	$11.20	9,254	N/A	N/A	N/A
Franklin Income VIP Fund Class 2
2017	$10.07	$10.89	40,432	$10.02	$10.80	1,290	N/A	N/A	N/A
2016	$8.96	$10.07	31,513	$9.15	$10.02	852	N/A	N/A	N/A
06/10/2015 - 12/31/2015	$9.81	$8.96	5,633	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Mutual Global Discovery VIP Fund Class 2
2017	$12.51	$13.40	75,634	$12.37	$13.21	2,303	$12.33	$13.15	0
2016	$11.31	$12.51	79,425	$11.22	$12.37	2,248	$11.19	$12.33	309
2015	$11.90	$11.31	88,241	$11.85	$11.22	3,823	$11.83	$11.19	440
2014	$11.42	$11.90	98,749	$12.30	$11.85	151	$11.71	$11.83	528
08/08/2013 - 12/31/2013	$10.61	$11.42	12,354	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Rising Dividends VIP Fund Class 2
2017	$13.49	$16.04	175,462	$13.35	$15.82	20,067	$13.30	$15.74	0
2016	$11.79	$13.49	161,338	$11.70	$13.35	22,905	$11.67	$13.30	0
2015	$12.41	$11.79	124,575	$12.35	$11.70	21,000	$12.33	$11.67	0
2014	$11.58	$12.41	98,106	$11.55	$12.35	13,633	$11.54	$12.33	0
05/30/2013 - 12/31/2013	$10.40	$11.58	25,014	$10.89	$11.55	742	$10.75	$11.54	3,317
Ivy VIP Asset Strategy Class II
2017	$8.42	$9.82	1,352	$8.36	$9.72	3,645	N/A	N/A	N/A
2016	$8.37	$8.42	590	$8.72	$8.36	3,583	N/A	N/A	N/A
2015	N/A	N/A	N/A	$9.68	$8.72	3,443	N/A	N/A	N/A
07/20/2014 - 12/31/2014	N/A	N/A	N/A	$10.21	$9.68	1,959	N/A	N/A	N/A
Ivy VIP Energy Class II
2017	$9.25	$7.97	35,539	$9.20	$7.90	2,960	$9.19	$7.88	0
2016	$6.97	$9.25	19,438	$6.96	$9.20	2,649	$8.84	$9.19	120
07/30/2015 - 12/31/2015	$7.95	$6.97	6,105	$8.40	$6.96	1,397	N/A	N/A	N/A
Janus Henderson Balanced Portfolio Service Shares
2017	$11.95	$13.93	1,653,810	$11.82	$13.73	257,410	N/A	N/A	N/A
2016	$11.62	$11.95	1,456,432	$11.53	$11.82	291,905	N/A	N/A	N/A
2015	$11.73	$11.62	906,771	$11.68	$11.53	169,673	N/A	N/A	N/A
2014	$10.99	$11.73	376,693	$10.97	$11.68	83,909	N/A	N/A	N/A
07/28/2013 - 12/31/2013	$10.23	$10.99	2,176	$10.26	$10.97	17,837	N/A	N/A	N/A
Janus Henderson Flexible Bond Portfolio Service Shares
2017	$10.01	$10.21	22,733	$9.93	$10.09	0	N/A	N/A	N/A
2016	$9.93	$10.01	19,199	$9.88	$9.93	19,478	N/A	N/A	N/A
2015	$10.08	$9.93	17,048	$10.06	$9.88	19,478	N/A	N/A	N/A
11/10/2014 - 12/31/2014	$10.09	$10.08	785	$10.11	$10.06	6,625	N/A	N/A	N/A
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
2017	$9.81	$11.30	2,299	N/A	N/A	N/A	N/A	N/A	N/A
2016	$9.40	$9.81	3,210	N/A	N/A	N/A	N/A	N/A	N/A
07/24/2015 - 12/31/2015	$9.90	$9.40	2,094	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Income Builder Portfolio Class 2
2017	$9.96	$10.97	3,814	$9.91	$10.89	0	N/A	N/A	N/A
2016	$9.14	$9.96	27,250	$9.49	$9.91	0	N/A	N/A	N/A
08/31/2015 - 12/31/2015	N/A	N/A	N/A	$9.52	$9.49	841	N/A	N/A	N/A

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Lord Abbett Bond Debenture Portfolio Class VC
2017	$11.29	$12.15	40,792	$11.16	$11.99	21,325	N/A	N/A	N/A
2016	$10.21	$11.29	25,206	$10.12	$11.16	8,997	N/A	N/A	N/A
2015	$10.51	$10.21	13,196	$10.46	$10.12	7,775	N/A	N/A	N/A
2014	$10.21	$10.51	6,303	$10.39	$10.46	3,061	N/A	N/A	N/A
09/19/2013 - 12/31/2013	$9.96	$10.21	689	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett International Equity Portfolio Class VC
01/10/2017 - 12/31/2017	$8.66	$10.55	9,526	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Total Return Portfolio Class VC
2017	$10.23	$10.48	44,173	$10.15	$10.37	4,823	N/A	N/A	N/A
2016	$9.95	$10.23	20,646	$9.90	$10.15	0	N/A	N/A	N/A
2015	$10.16	$9.95	2,767	$10.17	$9.90	885	N/A	N/A	N/A
10/12/2014 - 12/31/2014	$10.15	$10.16	2,031	N/A	N/A	N/A	N/A	N/A	N/A
MFS Total Return Series – Service Class
2017	$12.18	$13.46	310,766	$12.05	$13.27	110,671	N/A	N/A	N/A
2016	$11.35	$12.18	374,037	$11.26	$12.05	110,316	N/A	N/A	N/A
2015	$11.58	$11.35	367,594	$11.52	$11.26	104,167	N/A	N/A	N/A
2014	$10.85	$11.58	333,703	$10.83	$11.52	84,127	N/A	N/A	N/A
06/24/2013 - 12/31/2013	$9.80	$10.85	93,514	$10.29	$10.83	12,830	N/A	N/A	N/A
MFS Utilities Series – Service Class
2017	$10.71	$12.10	78,703	$10.60	$11.93	6,870	$11.95	$11.87	173
2016	$9.77	$10.71	91,358	$9.69	$10.60	23,044	N/A	N/A	N/A
2015	$11.62	$9.77	50,869	$11.56	$9.69	21,029	N/A	N/A	N/A
2014	$10.48	$11.62	45,319	$10.46	$11.56	10,853	N/A	N/A	N/A
08/08/2013 - 12/31/2013	$10.04	$10.48	546	$10.09	$10.46	805	N/A	N/A	N/A
Neuberger Berman U.S. Equity Index PutWrite Strategy Portfolio Class S
2017	$9.58	$10.08	2,370	N/A	N/A	N/A	N/A	N/A	N/A
03/22/2016 - 12/31/2016	$9.48	$9.58	2,180	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA Service Shares
2017	$9.59	$12.89	12,850	$9.55	$12.80	10,673	N/A	N/A	N/A
2016	$9.46	$9.59	4,925	$9.73	$9.55	502	N/A	N/A	N/A
11/03/2015 - 12/31/2015	N/A	N/A	N/A	$10.16	$9.73	4,631	N/A	N/A	N/A
Oppenheimer International Growth Fund/VA Service Shares
2017	$9.45	$11.78	3,591	N/A	N/A	N/A	N/A	N/A	N/A
03/22/2016 - 12/31/2016	$9.73	$9.45	3,548	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO All Asset All Authority Portfolio – Advisor Class
2017	$9.02	$9.87	311	N/A	N/A	N/A	N/A	N/A	N/A
2016	$8.06	$9.02	305	N/A	N/A	N/A	N/A	N/A	N/A
02/03/2015 - 12/31/2015	$9.47	$8.06	284	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO CommodityRealReturn Strategy Portfolio – Advisor Class
2017	$5.92	$5.96	15,764	$5.85	$5.87	309	N/A	N/A	N/A
2016	$5.22	$5.92	12,740	$5.18	$5.85	1,820	N/A	N/A	N/A
2015	$7.13	$5.22	9,379	$7.09	$5.18	2,478	N/A	N/A	N/A
2014	$8.88	$7.13	5,537	$8.86	$7.09	845	N/A	N/A	N/A
07/22/2013 - 12/31/2013	$9.38	$8.88	1,211	$9.09	$8.86	660	N/A	N/A	N/A
State Street Total Return V.I.S. Fund Class 3
2017	$11.28	$12.82	160,185	$11.16	$12.64	65,786	$11.11	$12.58	523
2016	$10.78	$11.28	167,229	$10.70	$11.16	103,176	$10.67	$11.11	544
2015	$11.08	$10.78	134,847	$11.03	$10.70	144,486	$11.01	$10.67	544
2014	$10.70	$11.08	134,600	$10.67	$11.03	130,594	$10.67	$11.01	549
05/20/2013 - 12/31/2013	$10.12	$10.70	69,349	$10.24	$10.67	54,408	$10.64	$10.67	282

	5 Year Option with the optional Stepped-Up Death Benefit II Rider			3 Year Option with the optional Stepped-Up Death Benefit II Rider			0 Year Option with the optional Stepped-Up Death Benefit II Rider
	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year	AUV at Beginning of Year	AUV at End of Year	Number of Subaccount Units Outstanding at End of Year
Templeton Global Bond VIP Fund Class 2
2017	$9.38	$9.42	185,799	$9.27	$9.29	19,097	N/A	N/A	N/A
2016	$9.24	$9.38	147,893	$9.16	$9.27	23,598	N/A	N/A	N/A
2015	$9.79	$9.24	97,975	$9.74	$9.16	23,770	N/A	N/A	N/A
2014	$9.75	$9.79	75,297	$9.73	$9.74	19,598	N/A	N/A	N/A
08/08/2013 - 12/31/2013	$9.53	$9.75	13,465	$9.66	$9.73	860	N/A	N/A	N/A
Van Eck VIP Global Hard Assets Fund Class S
2017	$8.34	$8.06	68,026	$8.25	$7.95	466	N/A	N/A	N/A
2016	$5.90	$8.34	55,713	$5.85	$8.25	466	N/A	N/A	N/A
2015	$9.01	$5.90	53,447	$8.96	$5.85	466	N/A	N/A	N/A
2014	$11.95	$9.01	10,968	$11.30	$8.96	1,162	N/A	N/A	N/A
09/23/2013 - 12/31/2013	N/A	N/A	N/A	$10.97	$11.30	740	N/A	N/A	N/A

1 As of December 31, 2017, this Subaccount has not commenced operations.

WHERE TO GO FOR MORE INFORMATION

You will find more information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2018.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. The contents of the SAI are described in this Prospectus – see the Table of Contents.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Pacific Choice Variable Annuity Contract is offered by Pacific Life & Annuity Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial advisor or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life & Annuity Company
P.O. Box 2829
Omaha, Nebraska 68103-2829

(800) 748-6907
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life & Annuity Company
P.O. Box 2736
Omaha, Nebraska 68103-2736

By overnight delivery service
Pacific Life & Annuity Company
6750 Mercy Road, 4th Floor, RSD
Omaha, Nebraska 68106

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549

(202) 551-8090

Website: www.sec.gov

e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

PACIFIC CHOICE® VARIABLE ANNUITY

SEPARATE ACCOUNT A

Pacific Choice (the “Contract”) 5 Year Option, 3 Year Option, or 0 Year Option is a variable annuity contract offered by Pacific Life & Annuity Company (“PL&A”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2018, and any supplement thereto, which is available without charge upon written or telephone request to PL&A or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life & Annuity Company

Mailing address: P.O. Box 2829

Omaha, Nebraska 68103-2829

(800) 748-6907

i

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

1

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any optional Rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide

2

a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any optional Rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

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The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our affiliate, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial advisors are authorized by the Superintendent of the New York State Department of Financial Services to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2017, 2016 and 2015 with regard to this Contract was $10,767,036, $10,024,488 and $11,380,946 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial advisor typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial advisor and his or her firm. PL&A is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial advisor how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling

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broker-dealer and the commission option selected by your financial advisor or broker-dealer. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a financial advisor is not expected to exceed 0.25% of their total assets under management.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give PL&A greater access to financial advisors of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial advisor may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial advisor lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial advisor market the Contracts.

As of December 31, 2017, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Bancwest Investment Services Inc., Bok Financial Securities Inc, Caderet, Grant & Co., Cambridge Investment Research Inc, Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services LP, Capital One Investing, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., CMS Investment Resources LLC, Commonwealth Financial Network, B B V A Securities Inc., Edward D. Jones & Co., LP, Ensemble Financial Services Inc., The Enterprise Securities Co., Essex Financial Services Inc., F S C Securities Corporation, Fifth Third Securities Inc., Financial Advisors, First Allied Securities Inc., First Citizens Investor, First Heartland Capital Inc., FTB Advisors Inc., Frost Brokerage Services Inc, Geneos Wealth Management Inc., Girard Securities, Hancock Investment Services, Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., J J B Hilliard, Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, KMS Financial Service, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M & T Securities Inc., M Holdings Securities Inc., M M L Investors Services Inc., Meridian Financial Group Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., National Planning Corporation, Navy Federal Brokerage, NEXT Financial Group Inc., Oppenheimer & CO. Inc, Park Avenue Securities LLC., Packerland Brokerage, People’s Securities, ProEquities Inc., Questar Capital Corporation, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Sagepoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Securities Service Network, Signator Investors Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., Summit Brokerage Services Inc., SWBC Investment Services LLC, The Huntington Bank, The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, W L Lyons Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial advisors may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial advisor or broker-dealer to present this Contract over other investment options. You may ask your financial advisor about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

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Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

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Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert any portion of your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any optional Rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $4.99 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $499.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.95% for the 5 Year Option, 1.25% for the 3 Year Option, 1.35% for the 0 Year Option and the Administrative Fee at an annual rate of 0.25% for any Option. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on

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amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example using the 5 Year Option: Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 0.95% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.04	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.04

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example using the 5 Year Option: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.95% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9865; 0.9865 – 1 = -0.0135; -0.0135 × 100% = -1.35%.
1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce

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annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in the Prospectus). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election. For example using the 5 Year Option, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

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Age and Sex of Owner and Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fidelity® VIP Government Money Market Subaccount. You may not use dollar cost averaging, DCA Plus, and the earnings sweep at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting periods.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how

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transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

• your request to stop dollar cost averaging is effective,

• your source Account Value is zero,

• your transfer amount is greater than the source Account Value, or

• your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Earnings Sweep

An earnings sweep automatically transfers the earnings from the Fidelity® VIP Government Money Market Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

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If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive In Proper Form. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting period. If you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the

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general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the investment advisor of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract:

• is not subject to Title 1 of ERISA,

• is issued under Section 403(b) of the Code, and

• permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. The net amount of interest you pay on your loan will be 2% annually.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

If you purchase any optional living benefit rider (including any and all previous, current, and future versions), taking a loan while an optional living benefit rider is in effect will terminate your Rider. If you have an existing loan on your Contract, you should carefully consider whether an optional living benefit rider is appropriate for you.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan

13

Administrator. We urge you to consult with a qualified tax advisor prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on the appropriate request form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait 30 days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation In Proper Form. We will normally forward proceeds of your loan to you within 7 calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR PURCHASE PAYMENTS ARE ALLOCA-TED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

• 50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal section in the Prospectus), or

• $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the FEDERAL TAX ISSUES – Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

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You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

• attainment of age 59½,

• severance from employment,

• death,

• disability, and

• financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to the withdrawal charge and a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

PL&A’s financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 are included in this SAI. The financial statements of Separate Account A of PL&A as of December 31, 2017 and for each of the periods presented are incorporated by reference in this SAI from the Annual Report of Separate Account A dated December 31, 2017. These financial statements should be considered only as

15

bearing on the ability of PL&A to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Pacific Life & Annuity Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Separate Account A of Pacific Life & Annuity Company as of December 31, 2017 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report included in the Annual Report of Separate Account A dated December 31, 2017, which is incorporated by reference in this Registration Statement. Such financial statements and financial statement schedules have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 45008-18A

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements as of December 31, 2017 and 2016

and for the years ended December 31, 2017, 2016 and 2015

and Independent Auditors’ Report

PLA-1

Deloitte & Touche LLP
695 Town Center Drive
Costa Mesa, CA 92626
USA

Tel: +1 714 436 7100
Fax:+1 714 436 7200
www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying financial statements of Pacific Life & Annuity Company (the “Company”), which comprise the statements of financial condition as of December 31, 2017 and 2016, and the related statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2017 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

March 16, 2018

PLA-2

Pacific Life & Annuity Company

S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
(In Thousands)	2017	2016
ASSETS

Investments:
Fixed maturity securities available for sale, at estimated fair value	$4,050,084	$3,641,197
Equity securities available for sale, at estimated fair value	1,898	3,071
Mortgage loans	449,621	465,753
Policy loans	7,521	6,251
Other investments	17,003	20,103
TOTAL INVESTMENTS	4,526,127	4,136,375
Cash and cash equivalents	90,845	81,174
Deferred policy acquisition costs	134,071	125,255
Accrued investment income	44,954	42,441
Other assets	32,088	22,962
Separate account assets	2,921,740	2,643,068

TOTAL ASSETS	$7,749,825	$7,051,275

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$2,340,995	$2,203,192
Policyholder account balances	1,693,483	1,453,227
Other liabilities	47,142	41,379
Separate account liabilities	2,921,740	2,643,068
TOTAL LIABILITIES	7,003,360	6,340,866

Commitments and contingencies (Note 13)

Stockholder’s Equity:
Common stock - $1 par value; 5 million shares authorized;
2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,577	134,577
Retained earnings	438,769	446,516
Accumulated other comprehensive income	170,219	126,416
TOTAL STOCKHOLDER’S EQUITY	746,465	710,409

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$7,749,825	$7,051,275

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
(In Thousands)	2017	2016	2015
REVENUES
Policy fees	$64,497	$61,731	$58,759
Insurance premiums	61,778	62,559	49,153
Net investment income	209,751	200,075	202,621
Net realized investment gain (loss)	(4,591)	(3,986)	10,771
Other than temporary impairments	(103)		(2,845)
Other income	2,369	3,321	2,470
TOTAL REVENUES	333,701	323,700	320,929

BENEFITS AND EXPENSES
Policy benefits paid or provided	170,953	165,138	155,299
Interest credited to policyholder account balances	48,875	42,346	40,597
Commission expenses	26,860	33,719	36,457
Operating expenses	20,361	18,023	17,489
TOTAL BENEFITS AND EXPENSES	267,049	259,226	249,842

INCOME BEFORE PROVISION FOR INCOME TAXES	66,652	64,474	71,087
Provision for income taxes	4,295	17,200	19,111

NET INCOME	$62,357	$47,274	$51,976

See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company

S T A T E M E N T S  O F   C O M P R E H E N S I V E   I N C O M E

	Years Ended December 31,
(In Thousands)	2017	2016	2015

NET INCOME	$62,357	$47,274	$51,976

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net:
Unrealized holding gain (loss) arising during period	14,552	(19,592)	(25,129)
Reclassification adjustment for (gain) loss included in net income	(853)	(347)	392
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	13,699	(19,939)	(24,737)

COMPREHENSIVE INCOME	$76,056	$27,335	$27,239

See Notes to Financial Statements

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   S T O C K H O L D E R’ S   E Q U I T Y

				Accumulated
				Other
	Common	Paid-in	Retained	Comprehensive
(In Thousands)	Stock	Capital	Earnings	Income	Total
BALANCES, JANUARY 1, 2015	$2,900	$134,577	$423,266	$171,092	$731,835
Comprehensive income (loss):
Net income			51,976		51,976
OCI: loss on derivatives and unrealized loss on securities available for sale, net				(24,737)	(24,737)
Total comprehensive income					27,239
Dividend to parent			(37,000)		(37,000)
BALANCES, DECEMBER 31, 2015	2,900	134,577	438,242	146,355	722,074
Comprehensive income (loss):
Net income			47,274		47,274
OCI: loss on derivatives and unrealized loss on securities available for sale, net				(19,939)	(19,939)
Total comprehensive income					27,335
Dividend to parent			(39,000)		(39,000)
BALANCES, DECEMBER 31, 2016	2,900	134,577	446,516	126,416	710,409
Comprehensive income:
Net income			62,357		62,357
OCI: loss on derivatives and unrealized gain on securities available for sale, net				13,699	13,699
Total comprehensive income					76,056
Reclassification of deferred tax effects (Note 1)			(30,104)	30,104
Dividend to parent			(40,000)		(40,000)

BALANCES, DECEMBER 31, 2017	$2,900	$134,577	$438,769	$170,219	$746,465

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Thousands)	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$62,357	$47,274	$51,976
Adjustments to reconcile net income to net cash provided by operating activities:
Net accretion on fixed maturity securities	(591)	(716)	(2,625)
Deferred income taxes	(8,510)	370	2,620
Net realized investment (gain) loss	4,591	3,986	(10,771)
Other than temporary impairments	103		2,845
Net change in deferred policy acquisition costs	(10,166)	(1,811)	4,257
Interest credited to policyholder account balances	48,875	42,346	40,597
Net change in future policy benefits	29,076	29,008	26,014
Other operating activities, net	7,053	5,191	13,427
NET CASH PROVIDED BY OPERATING ACTIVITIES	132,788	125,648	128,340

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(414,843)	(347,308)	(218,348)
Sales	23,991	26,452	14,141
Maturities and repayments	122,436	118,598	116,473
Repayments of mortgage loans	16,617	25,015	24,915
Fundings of mortgage loans		(40,000)	(402)
Terminations of derivative instruments, net	4,086	413	561
Proceeds from nonhedging derivative settlements	559	3,739	4,655
Payments for nonhedging derivative settlements	(26,180)	(25,168)	(8,714)
Net change in cash collateral received or pledged	406	(279)	(1,582)
Other investing activities, net	(1,265)	(237)	(188)
NET CASH USED IN INVESTING ACTIVITIES	(274,193)	(238,775)	(68,489)
(Continued)

See Notes to Financial Statements

PLA-7

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Thousands)	2017	2016	2015
(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$407,481	$378,806	$198,320
Withdrawals	(216,405)	(214,389)	(222,886)
Dividend to parent	(40,000)	(39,000)	(37,000)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	151,076	125,417	(61,566)

Net change in cash and cash equivalents	9,671	12,290	(1,715)
Cash and cash equivalents, beginning of year	81,174	68,884	70,599

CASH AND CASH EQUIVALENTS, END OF YEAR	$90,845	$81,174	$68,884

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$16,182	$26,810	$7,671

See Notes to Financial Statements

PLA-8

Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1.                         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (the Company or PL&A) is a stock life insurance company domiciled in the state of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska.  The Company offers variable universal life (VUL) insurance, universal life (UL) insurance, term insurance, structured settlement annuities, and variable and fixed annuities.  The Company is licensed to sell certain of its products in the state of New York.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).  The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI).  These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  The fair value of and accounting for derivatives

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

The Company has evaluated events subsequent to December 31, 2017 through March 16, 2018, the date the financial statements were available to be issued and has concluded that no events have occurred that require disclosure or adjustment to the financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (OCI).  Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

PLA-9

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value.  Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized to interest income using the effective interest method based on the contractual life of the mortgage loan.  The method of recognizing interest or amortization income is based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the mortgage loan.  When the fair value of the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of investments in partnerships and joint ventures, derivative instruments, and non-marketable equity securities.  Investments in partnership and joint venture interests are recorded under the cost or equity method of accounting.  Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI.

Cost method investments are assessed for impairment.  An impairment occurs if it is probable that the Company will not be able to recover the carrying amount of the investment and is written down to its estimated fair value.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at estimated fair value.  If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is

PLA-10

recorded in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss).  For derivative instruments not designated as a hedge, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging investments, these amounts are included in net investment income.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income or net realized investment gain (loss) when the forecasted transactions affect earnings.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of money market securities.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.  The capitalized sales inducement balance included in the DAC asset was $7.6 million and $7.4 million as of December 31, 2017 and 2016, respectively.

For UL, variable annuities and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.50% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

PLA-11

Components of DAC are as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Balance, January 1	$125,255	$124,345	$122,649
Additions:
Capitalized during the year	18,477	17,167	16,174
Amortization:
Allocated to commission expenses	(7,767)	(14,841)	(19,762)
Allocated to operating expenses	(544)	(515)	(669)
Total amortization	(8,311)	(15,356)	(20,431)
Allocated to OCI	(1,350)	(901)	5,953
Balance, December 31	$134,071	$125,255	$124,345

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses.  Interest rates used in establishing such liabilities ranged from 1.1% to 8.8%.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 6).  All other GLB guarantees are accounted for as embedded derivatives (Note 4).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 3.0% to 7.7%.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Interest credited to these contracts ranged from 1.0% to 7.7%.

PLA-12

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit, and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance receivables, included in other assets, were $4.4 million and $0.7 million as of December 31, 2017 and 2016, respectively.  Reinsurance payables, included in other liabilities, were $3.0 million and $3.1 million as of December 31, 2017 and 2016, respectively.  Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Direct premiums	$57,094	$58,908	$45,700
Reinsurance assumed	8,777	8,162	7,607
Reinsurance ceded	(4,093)	(4,511)	(4,154)
Insurance premiums	$61,778	$62,559	$49,153

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

PLA-13

INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC).  The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement.  Amounts payable under the tax sharing agreement as of December 31, 2017 and 2016 were $2.4 million and $1.0 million and are included in other liabilities.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system.  See Note 9.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if the contingent matter is probable and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.  The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts.  Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In February 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2018-02.  This ASU permits retrospective reclassification of certain tax effects from accumulated other comprehensive income (AOCI) to retained earnings for stranded tax effects resulting from the Act.  This ASU is effective for fiscal years beginning after December 15, 2018, however early adoption is permitted for financial statements that have not yet been issued.  The Company early adopted this ASU and reclassified $30.1 million of deferred tax effects from AOCI to retained earnings as of December 31, 2017.  See the statements of stockholder’s equity and Notes 8 and 9.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In August 2017, the FASB issued targeted improvements to accounting for hedging activities, ASU 2017-12.  The objective of this guidance is to improve the financial reporting of hedging relationships to better portray the economic results of a company’s risk management activities in its financial statements and make certain targeted improvements simplify the application of the hedge accounting guidance.  The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  The amended presentations and disclosure guidance is required to be applied prospectively.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its financial statements.

PLA-14

In June 2016, the FASB issued ASU 2016-13 that provides guidance on measurement of credit losses on financial instruments.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  This ASU is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years with a cumulative-effect adjustment to retained earnings under a modified-retrospective approach.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its financial statements.

In May 2014, the FASB issued ASU 2014-09, a new revenue recognition standard.  The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees.  For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.   This ASU is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and will be applied under a modified retrospective approach.  Early adoption is not permitted.  The Company is currently evaluating the impact of this guidance on its financial statements.

2.                         STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as the valuation of investments and certain assets and accounting for deferred income taxes on a different basis.  The Company does not have any permitted statutory accounting practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of the Company was $46.0 million, $41.2 million and $53.7 million for the years ended December 31, 2017, 2016 and 2015, respectively.  Statutory capital and surplus of the Company was $540.6 million and $539.4 million as of December 31, 2017 and 2016, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2017 and 2016, the Company exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the state of Arizona insurance laws.  These laws require (i) notification to the AZ DOI for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on this limitation and 2017 statutory results, the Company could pay $40.3 million in dividends to Pacific Life in 2018 without prior regulatory approval.  During the years ended December 31, 2017, 2016 and 2015, the Company paid dividends to Pacific Life of $40 million, $39 million and $37 million, respectively.

PLA-15

3.                         INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below.  The net carrying amount of fixed maturity securities available for sale represents amortized cost adjusted for OTTI recognized in earnings.  The net carrying amount of equity securities available for sale represents cost adjusted for OTTI.  See Note 7 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2017:
U.S. Government	$9,082	$325	$91	$9,316
Obligations of states and political subdivisions	302,952	81,432	25	384,359
Foreign governments	39,558	2,875	418	42,015
Corporate securities	3,026,030	403,088	8,638	3,420,480
Residential mortgage-backed securities	105,443	5,588	483	110,548
Commercial mortgage-backed securities	52,953	3,040	137	55,856
Other asset-backed securities	27,325	375	190	27,510
Total fixed maturity securities	$3,563,343	$496,723	$9,982	$4,050,084

Perpetual preferred securities	$1,819	$79		$1,898
Total equity securities	$1,819	$79	—	$1,898

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2016:
U.S. Government	$8,980	$285	$65	$9,200
Obligations of states and political subdivisions	303,940	59,667	503	363,104
Foreign governments	37,619	3,170	2,014	38,775
Corporate securities	2,732,003	300,056	21,309	3,010,750
Residential mortgage-backed securities	133,580	6,879	1,398	139,061
Commercial mortgage-backed securities	44,626	3,592		48,218
Other asset-backed securities	32,140	266	317	32,089
Total fixed maturity securities	$3,292,888	$373,915	$25,606	$3,641,197

Perpetual preferred securities	$2,034	$582		$2,616
Other equity securities	301	154		455
Total equity securities	$2,335	$736	—	$3,071

PLA-16

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2017, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
Due in one year or less	$40,402	$1,978	$13	$42,367
Due after one year through five years	511,803	27,015	1,439	537,379
Due after five years through ten years	974,798	54,057	4,561	1,024,294
Due after ten years	1,850,619	404,670	3,159	2,252,130
	3,377,622	487,720	9,172	3,856,170
Mortgage-backed and asset- backed securities	185,721	9,003	810	193,914
Total fixed maturity securities	$3,563,343	$496,723	$9,982	$4,050,084

PLA-17

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.  Included in the tables are gross unrealized losses for fixed maturity securities available for sale.

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses
		(In Thousands)
December 31, 2017:
U.S. Government	3	$5,991	$91
Obligations of states and political subdivisions	1	2,374	25
Foreign governments	1	12,258	418
Corporate securities	44	287,985	8,638
Residential mortgage-backed securities	15	36,445	483
Commercial mortgage-backed securities	1	8,323	137
Other asset-backed securities	4	17,672	190
Total fixed maturity securities	69	$371,048	$9,982

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses
		(In Thousands)			(In Thousands)
December 31, 2017:
U.S. Government	2	$713	$5	1	$5,278	$86
Obligations of states and political subdivisions	1	2,374	25
Foreign governments				1	12,258	418
Corporate securities	18	104,347	1,582	26	183,638	7,056
Residential mortgage-backed securities	4	3,678	49	11	32,767	434
Commercial mortgage-backed securities	1	8,323	137
Other asset-backed securities	1	4,962	38	3	12,710	152
Total fixed maturity securities	27	$124,397	$1,836	42	$246,651	$8,146

PLA-18

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses
		(In Thousands)
December 31, 2016:
U.S. Government	1	$5,300	$65
Obligations of states and political subdivisions	1	29,497	503
Foreign governments	1	10,676	2,014
Corporate securities	81	531,820	21,309
Residential mortgage-backed securities	20	55,309	1,398
Other asset-backed securities	4	22,190	317
Total fixed maturity securities	108	$654,792	$25,606

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses
		(In Thousands)			(In Thousands)
December 31, 2016:
U.S. Government	1	$5,300	$65
Obligations of states and political subdivisions	1	29,497	503
Foreign governments				1	$10,676	$2,014
Corporate securities	67	455,680	18,083	14	76,140	3,226
Residential mortgage-backed securities	7	35,234	782	13	20,075	616
Other asset-backed securities	4	22,190	317
Total fixed maturity securities	80	$547,901	$19,750	28	$106,891	$5,856

The gross unrealized losses on available for sale securities in the tables above decreased from $25.6 million as of December 31, 2016 to $10.0 million as of December 31, 2017.  The decrease is primarily due to interest rate and credit spread movements.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company evaluates its interests in variable interest entities (VIEs) on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  As of December 31, 2017 and 2016, the Company has no VIEs it consolidates in the financial statements.  As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor and thus does not consolidate as a VIE as the Company is not the primary beneficiary.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturities securities available for sale.  The Company also has a real estate fund investment, which is reported in other investments, in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company’s maximum exposure to loss for these investments is limited to its net carrying amount.

PLA-19

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Fixed maturity securities	$181,677	$173,045	$169,573
Equity securities	130	130	131
Mortgage loans	26,820	26,374	31,396
Policy loans	206	187	168
Partnerships and joint ventures	4,379	3,889	4,897
Other	853	863	722
Gross investment income	214,065	204,488	206,887
Investment expense	4,314	4,413	4,266
Net investment income	$209,751	$200,075	$202,621

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Fixed maturity securities:
Gross gains on sales	$591	$1,156	$486
Gross losses on sales	(67)	(899)	(115)
Total fixed maturity securities	524	257	371

Equity securities:
Gross gains on sales	495		517
Gross losses on sales	(13)
Total equity securities	482	—	517

Variable annuity GLB embedded derivatives	7,640	5,376	(270)
Variable annuity GLB policy fees	11,920	12,057	12,856
Variable annuity derivatives - total return swaps	(11,117)	(4,220)	(893)
Variable annuity derivatives - futures	(13,997)	(17,505)	(2,978)
Foreign currency and interest rate swaps	(150)	38	1,247
Life indexed account embedded derivatives	(1,445)	(412)	338
Life indexed account derivatives - call options	1,719	419	(373)
Other	(167)	4	(44)
Net realized investment gain (loss)	($4,591)	($3,986)	$10,771

PLA-20

The tables below summarize the OTTI by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
	(In Thousands)
Year Ended December 31, 2017:
Other investments	$103		$103
Total OTTI	$103	—	$103

Year Ended December 31, 2015:
Corporate securities	$2,743		$2,743
OTTI - fixed maturity securities	2,743	—	2,743
Other investments	102		102
Total OTTI	$2,845	—	$2,845

The Company had no OTTI for the year ended December 31, 2016.

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2017	2016
	(In Thousands)
Cumulative credit loss, January 1	$2,080	$2,117
Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(157)	(37)
Total subtractions	(157)	(37)
Cumulative credit loss, December 31	$1,923	$2,080

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The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Thousands)
December 31, 2017:
U.S. Government		$91	$91
Obligations of states and political subdivisions		25	25
Foreign governments		418	418
Corporate securities		8,638	8,638
RMBS	$14	469	483
CMBS		137	137
Other asset-backed securities		190	190
Total fixed maturity securities	$14	$9,968	$9,982

December 31, 2016:
U.S. Government		$65	$65
Obligations of states and political subdivisions		503	503
Foreign governments		2,014	2,014
Corporate securities		21,309	21,309
RMBS	$102	1,296	1,398
Other asset-backed securities		317	317
Total fixed maturity securities	$102	$25,504	$25,606

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Available for sale securities:
Fixed maturity	$138,432	$64,896	($209,535)
Equity	(657)	398	(259)
Total available for sale securities	$137,775	$65,294	($209,794)

As of December 31, 2017 and 2016, the Company had exposure to concentrations of credit risk of a single common credit, excluding U.S. government and its agencies, which exceeded 10% of stockholder’s equity.  The estimated fair value of these fixed maturity securities under one common credit is $88.0 million and $84.3 million, respectively.

As of December 31, 2017 and 2016, fixed maturity securities of $6 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $449.6 million and $465.8 million as of December 31, 2017 and 2016, respectively.  Mortgage loans are collateralized by real estate properties primarily located throughout the U.S.  As of December 31, 2017, $95 million, $61 million, $61 million, $42 million and $42 million were located in California, Washington, Texas, Massachusetts and the District of Columbia, respectively.  As of December 31, 2017, $5 million was located in Canada.  There were no defaults during the years ended December 31, 2017, 2016 and 2015.  The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2017 and 2016.

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The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.  As of December 31, 2017 and 2016, the Company had no loans classified as Level 2 or 3.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

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The following tables set forth mortgage loan credit levels as of December 31, 2017 and 2016 ($ In Thousands):

	December 31, 2017
			Level 1
	No Credit Concern		Minimal Credit Concern		Total
		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$73,022	1.58	$6,289	1.05	$79,311	1.54
Golf course			4,632	0.52	4,632	0.52
Lodging	41,067	3.36			41,067	3.36
Office	196,781	1.78	34,951	2.02	231,732	1.82
Retail	92,879	2.00			92,879	2.00
Total mortgage loans	$403,749	1.96	$45,872	1.74	$449,621	1.93

	December 31, 2016
			Level 1
	No Credit Concern		Minimal Credit Concern		Total
		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$55,548	1.76	$25,069	1.09	$80,617	1.55
Golf course			4,650	0.72	4,650	0.72
Lodging	41,711	3.56			41,711	3.56
Office	210,001	1.77	34,955	2.22	244,956	1.84
Retail	93,819	2.04			93,819	2.04
Total mortgage loans	$401,079	2.02	$64,674	1.68	$465,753	1.97

4.                         DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.  In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value.  The Company applies hedge accounting by designating derivative instruments as cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction.  In this documentation, the Company specifically identifies the asset or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES NOT DESIGNATED AS HEDGING

The Company has certain insurance contracts that are considered to have embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

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The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with GLBs.  The Company utilizes total return swaps and exchange-traded equity futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.  In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily estimated fair value of those contracts.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed rate assets.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies.  The main currency that the Company economically hedges is the Canadian dollar.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers a life insurance product with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance product with indexed accounts contains an embedded derivative.

The Company utilizes call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance product with indexed account options. These options are contracts to buy the index at a predetermined time at a contracted price.  The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

The Company had the following outstanding derivatives not designated as a hedge:

	Notional Amount
	December 31,
	2017	2016
	(In Thousands)
Variable annuity GLB embedded derivatives	$1,366,592	$1,465,777
Variable annuity derivatives - total return swaps	61,778	62,788
Variable annuity derivatives - futures	50,221	79,071
Foreign currency and interest rate swaps	5,018	10,396
Life indexed account embedded derivatives	22,941	21,156
Life indexed account derivatives - call options	25,200	22,140
Other	7,743	3,605

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition.  Notional amounts generally represent those

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amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments.  Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include losses from the periodic net payments of $25.7 million, $21.5 million and $4.2 million for the years ended December 31, 2017, 2016 and 2015, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Variable annuity derivatives - total return swaps	($451)	($996)	($271)
Foreign currency and interest rate swaps	(518)	(372)	1,024
Life indexed account derivatives - call options	2,769	1,360	414
Embedded derivatives:
Variable annuity GLB embedded derivatives	7,640	5,376	(270)
Life indexed account embedded derivatives	(1,445)	(412)	338
Other	(170)	(6)	(15)
Total	$7,825	$4,950	$1,220

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilized foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates.  The Company had no designated cash flow hedges as of December 31, 2017 and 2016.

Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero for the years ended December 31, 2017, 2016 and 2015.

Over the next twelve months, the Company anticipates that $0.3 million of deferred gains on derivative instruments in AOCI for previously designated cash flow hedges will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

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FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s statements of financial condition at estimated fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals.  See Note 7 for information on the Company’s estimated fair value measurements and disclosure.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2017	2016		2017	2016
	(In Thousands)			(In Thousands)
Derivatives not designated as hedging instruments:
Variable annuity derivatives - total return swaps		$160	(1)	$507	$663	(1)
				237	70	(4)
Foreign currency and interest rate swaps		2,207	(1)
	$713	1,067	(4)
Life indexed account derivatives - call options	482	380	(1)		2	(4)
	807	466	(4)
Embedded derivatives:
Variable annuity GLB embedded derivatives				25,678	33,318	(2)
Life indexed account embedded derivatives				1,692	1,326	(3)
Other				2,095	828	(3)
Total derivatives not designated as hedging instruments	$2,002	$4,280		$30,209	$36,207

Location on the statements of financial condition:

(1) Other investments  (2) Future policy benefits  (3) Policyholder account balances  (4) Other liabilities

Cash collateral received from counterparties was $2.1 million and $3.0 million as of December 31, 2017 and 2016, respectively.  This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities.  Cash collateral pledged to counterparties was $2.5 million and $3.8 million as of December 31, 2017 and 2016, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

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OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross estimated fair value of recognized derivative assets and liabilities.  There was no asset collateral received or pledged as of December 31, 2017 and 2016.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral	Net Amounts
	(In Thousands)
December 31, 2017:
Derivative assets	$1,514	($1,255)	$259		$259
Derivative liabilities	679	(607)	72		72

December 31, 2016:
Derivative assets	$3,913	($3,052)	$861		$861
Derivative liabilities	713	(652)	61		61

(1) As of December 31, 2017 and 2016, derivative assets include expense accruals of $0.5 million and $0.4 million, respectively, and derivative liabilities include expense accruals of $0.1 million and zero, respectively.

(2) As of December 31, 2017 and 2016, the Company received excess cash collateral of $0.9 million and $0.5 million, respectively, and provided excess cash collateral of $0.1 million and $0.1 million, respectively, which are not included in the table.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s exchange-traded futures are transacted through regulated exchanges and variation margin is settled on a daily basis.  Therefore, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties.  In addition, the Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company currently pledges cash to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  The majority of these master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.  The remaining master netting agreements include collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold and which also include credit-contingent provisions.

The Company’s credit exposure is measured on a counterparty basis as the net positive estimated fair value of all derivatives positions with the counterparty, net of income or expense accruals and cash collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2017 was $0.4 million.  The maximum exposure to any single counterparty was $0.2 million as of December 31, 2017.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

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Certain of the Company’s collateral arrangements for its OTC derivatives include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.  If either the Company’s or the counterparty’s financial strength ratings were to fall below a specific investment grade credit rating, the other party to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions.  There were no OTC derivative positions with credit-risk related contingent features that were in a liability position on December 31, 2017.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives.  As of December 31, 2017, the Company’s financial strength ratings were above the specified level.

5.        POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2017	2016
	(In Thousands)
Structured settlement annuity liabilities	$2,190,843	$2,057,135
Policy benefits payable	100,578	89,464
Variable annuity GLB embedded derivatives	25,678	33,318
Life insurance	15,633	16,632
Other	8,263	6,643
Total	$2,340,995	$2,203,192

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2017	2016
	(In Thousands)
Annuity and deposit liabilities	$1,636,729	$1,398,872
VUL and UL	56,754	54,355
Total	$1,693,483	$1,453,227

6.        SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 4.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where

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the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2017	2016
	($ In Thousands)
Return of net deposits
Separate account value	$2,764,811	$2,502,546
Net amount at risk (1)	851	5,281
Average attained age of contract holders	66 years	65 years

Anniversary contract value
Separate account value	$797,780	$747,120
Net amount at risk (1)	517	3,609
Average attained age of contract holders	66 years	65 years

(1) Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,
	2017	2016	2017	2016
	GMIB		GMWBL
	($ In Thousands)		($ In Thousands)
Separate account value	$6,613	$7,258	$365,614	$307,331
Net amount at risk (1)	519	820	7,926	15,461
Average attained age of contract holders	62 years	62 years	69 years	68 years

(1)  GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

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The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2017	2016	2017	2016	2017	2016
	GMDB		GMIB		GMWBL
	(In Thousands)		(In Thousands)		(In Thousands)
Balance, beginning of year	$1,115	$1,605	$177	$168	$2,740	$2,099
Changes in reserves	785	24	22	9	1,054	641
Benefits paid	(16)	(514)
Balance, end of year	$1,884	$1,115	$199	$177	$3,794	$2,740

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2017	2016
	(In Thousands)
Asset type
Equity	$1,809,338	$1,593,280
Bonds	806,546	767,034
Money market	15,717	7,435
Other	147,794	148,643
Total separate account value	$2,779,395	$2,516,392

7.        ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Accounting Standards Codification’s (Codification) Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value.  The determination of estimated fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

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The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2017 and 2016.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2017:
Assets:
U.S. Government		$9,316				$9,316
Obligations of states and political subdivisions		375,215	$9,144			384,359
Foreign governments		36,632	5,383			42,015
Corporate securities		3,331,744	88,736			3,420,480
RMBS		110,267	281			110,548
CMBS		55,856				55,856
Other asset-backed securities		27,510				27,510
Total fixed maturity securities	—	3,946,540	103,544	—	—	4,050,084

Perpetual preferred securities		1,898				1,898
Total equity securities	—	1,898	—	—	—	1,898

Other investments			4,879			4,879

Derivatives:
Foreign currency and interest rate swaps		713		$713	($713)	—
Variable annuity derivatives - total return swaps					(507)	(507)
Life indexed account derivatives - call options			1,289	1,289	(807)	482
Total derivatives	—	713	1,289	2,002	(2,027)	(25)

Separate account assets:
Separate account assets	$2,904,233					2,904,233
Separate account assets measured at NAV (2)						17,507
Total separate account assets carried at fair value (3)	2,904,233	—	—	—	—	2,921,740
Total	$2,904,233	$3,949,151	$109,712	$2,002	($2,027)	$6,978,576

Liabilities:
Derivatives:
Foreign currency and interest rate swaps					($713)	($713)
Variable annuity derivatives - total return swaps			$744	$744	(507)	237
Life indexed account derivatives - call options					(807)	(807)
Embedded derivatives			29,465	29,465		29,465
Total	—	—	$30,209	$30,209	($2,027)	$28,182

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				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2016:
Assets:
U.S. Government		$9,200				$9,200
Obligations of states and political subdivisions		353,353	$9,751			363,104
Foreign governments		33,262	5,513			38,775
Corporate securities		2,895,375	115,375			3,010,750
RMBS		139,061				139,061
CMBS		48,218				48,218
Other asset-backed securities		32,089				32,089
Total fixed maturity securities	—	3,510,558	130,639	—	—	3,641,197

Perpetual preferred securities		2,616				2,616
Other equity securities	$455					455
Total equity securities	455	2,616	—	—	—	3,071

Other investments			4,879			4,879

Derivatives:
Variable annuity derivatives - total return swaps			160	$160	($663)	(503)
Foreign currency and interest rate swaps		3,274		3,274	(1,067)	2,207
Life indexed account derivatives - call options			846	846	(466)	380
Total derivatives	—	3,274	1,006	4,280	(2,196)	2,084

Separate account assets:
Separate account assets	2,626,797					2,626,797
Separate account assets measured at NAV (2)						16,271
Total separate account assets carried at fair value (3)	2,626,797	—	—	—	—	2,643,068
Total	$2,627,252	$3,516,448	$136,524	$4,280	($2,196)	$6,294,299

Liabilities:
Derivatives:
Variable annuity derivatives - total return swaps			$733	$733	($663)	$70
Foreign currency and interest rate swaps					(1,067)	(1,067)
Life indexed account derivatives - call options			2	2	(466)	(464)
Embedded derivatives			35,472	35,472		35,472
Total	—	—	$36,207	$36,207	($2,196)	$34,011

(1) Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2) In accordance with the Codification’s Fair Value Measurement Topic 820-10, certain investments that do not have a readily determinable fair value are measured using the net asset value (NAV) per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of financial condition.

(3) Separate account assets are measured at estimated fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts.  Excluded are the separate account assets measured at NAV discussed below.

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As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2017.

Asset Class	Estimated Fair Value	Redemption Frequency	Initial Lock-Up	Redemption Notice Period	Outstanding Commitment
		($ In Thousands)
Separate account hedge funds	$17,507	Quarterly - 100%	1 to 7 years	90 – 91 days	N/A

Total measured at NAV	$17,507

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY AND EQUITY SECURITIES

The estimated fair values of fixed maturity securities available for sale and equity securities available for sale are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available.  Securities priced by the matrix model are primarily comprised of private placement securities.  Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service.  The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair

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values are market observable and appropriate.  Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair value.  Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options.  Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated estimated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2017 and 2016.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2017.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk and, to a lesser extent, broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB embedded derivatives are categorized as Level 3.  Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including behavior risk margin, mortality risk margin and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to

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market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                   Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                   Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                   Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the statements of financial condition.  The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in hedge funds.

Level 1 assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

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LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2017	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2017
	(In Thousands)
Obligations of states and political subdivisions	$9,751		($265)					($342)	$9,144
Foreign governments	5,513	$6	(136)						5,383
Corporate securities	115,375	288	1,798	$211	($23,362)		($3,738)	(1,836)	88,736
RMBS				281					281
Other asset-backed securities			76		(76)				—
Total fixed maturity securities	130,639	294	1,473	492	(23,438)	—	(3,738)	(2,178)	103,544

Other investments	4,879								4,879

Derivatives, net: (2)
Variable annuity derivatives - total return swaps	(573)	(451)						280	(744)
Life indexed account derivatives - call options	844	2,768						(2,323)	1,289
Embedded derivatives	(35,472)	6,025				($2,130)		2,112	(29,465)
Total derivatives	(35,201)	8,342	—	—	—	(2,130)	—	69	(28,920)
Total	$100,317	$8,636	$1,473	$492	($23,438)	($2,130)	($3,738)	($2,109)	$79,503

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		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2016	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2016
	(In Thousands)
Obligations of states and political subdivisions	$10,983		($1,029)					($203)	$9,751
Foreign governments		$4	46	$5,463					5,513
Corporate securities	121,322	(213)	756	11,836	($13,667)		($1,950)	(2,709)	115,375
Other asset-backed securities
Total fixed maturity securities	181		54		(8,086)	$8,000	(149)		—
	132,486	(209)	(173)	17,299	(21,753)	8,000	(2,099)	(2,912)	130,639

Other investments	4,879								4,879

Derivatives, net: (2)
Variable annuity derivatives - total return swaps	186	(996)						237	(573)
Life indexed account derivatives - call options	134	1,360						(650)	844
Embedded derivatives	(39,757)	4,958				(1,310)		637	(35,472)
Total derivatives	(39,437)	5,322	—	—	—	(1,310)	—	224	(35,201)
Total	$97,928	$5,113	($173)	$17,299	($21,753)	$6,690	($2,099)	($2,688)	$100,317

(1) Transfers in and/or out are recognized at the end of each quarter.

(2) Excludes total return swap net settlements of ($10.7) million and ($3.2) million for the years ended December 31, 2017 and 2016, respectively, that are recorded in net realized investment gain (loss).  Excludes call option net settlements of ($1.0) million and ($0.9) million for the years ended December 31, 2017 and 2016, respectively, that are recorded in net realized investment gain (loss).  Excludes embedded derivative policy fees of $11.9 million and $12.1 million for the years ended December 31, 2017 and 2016, respectively, that are recorded in net realized investment gain (loss).

During the years ended December 31, 2017 and 2016, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value.  The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information.  During the years ended December 31, 2017 and 2016, the Company did not have any significant transfers between Levels 1 and 2.

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Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

		Net
	Net	Realized
	Investment	Investment
	Income	Gain (Loss)	Total
Year Ended December 31, 2017:	(In Thousands)
Foreign government	$6		$6
Corporate securities	(35)	$323	288
Total fixed maturity securities	(29)	323	294

Variable annuity derivatives - total return swaps		(451)	(451)
Life indexed account derivatives - call options		2,768	2,768
Embedded derivatives		6,025	6,025
Total derivatives	—	8,342	8,342
Total	($29)	$8,665	$8,636

		Net
	Net	Realized
	Investment	Investment
	Income	Gain (Loss)	Total
Year Ended December 31, 2016:	(In Thousands)
Foreign governments	$4		$4
Corporate securities	(20)	($193)	(213)
Total fixed maturity securities	(16)	(193)	(209)

Variable annuity derivatives - total return swaps		(996)	(996)
Life indexed account derivatives - call options		1,360	1,360
Embedded derivatives		4,958	4,958
Total derivatives	—	5,322	5,322
Total	($16)	$5,129	$5,113

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2017	2016
	(In Thousands)
Derivatives, net: (1)
Variable annuity derivatives - total return swaps	($770)	($854)
Life indexed account derivatives - call options	1,289	739
Embedded derivatives	6,800	4,999
Total derivatives	$7,319	$4,884

(1)  Amounts are recognized in net realized investment gain (loss).

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The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2017 ($ In Thousands).

	Estimated Fair Value	Predominant	Significant	Range
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)
Obligations of states and political subdivisions	$9,144	Discounted cash flow	Spread (1)	419-432 (429)

Foreign governments	5,383	Discounted cash flow	Spread (1)	35
Corporate securities	88,736	Discounted cash flow	Spread (1)	106-426 (246)
RMBS	281	Market pricing	Quoted prices (2)	105

Other investments	4,879	Redemption value	Redemption value (3)	100

Variable annuity derivatives - total return swaps and life indexed account derivatives - call options	545	Option pricing model	Equity volatility	14% - 27% (17%)

Embedded derivatives (4)	(29,465)	Present value techniques	Equity volatility	13.65% - 31.19%
			Mortality:
			Ages 0-40	0.01% - 0.18%
			Ages 41-60	0.06% - 0.55%
			Ages 61-120	0.39% - 100%
			Mortality improvement	0% - 1.50%
			Withdrawal utilization	0% - 90%
			Lapse rates	0% - 100%
			Credit standing adjustment	0.12% - 1.32%
Total	$79,503

(1)     Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)     Independent third-party quotations were used in the determination of estimated fair value.

(3)     Represents Federal Home Loan Bank of San Francisco (FHLB) common stock that is valued at the contractual amount that will be received upon redemption (Note 12).

(4)     This liability consists of embedded derivatives from variable annuity GLBs and life indexed account insurance products.  Since the valuation methodology for embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

The Company did not have any significant nonfinancial assets or liabilities measured at estimated fair value on a nonrecurring basis resulting from impairments as of December 31, 2017 and 2016.  The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

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The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2017		December 31, 2016
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Thousands)
Assets:
Mortgage loans	$449,621	$486,639	$465,753	$501,583
Policy loans	7,521	7,521	6,251	6,251
Other investments	179	170	370	297
Cash and cash equivalents	90,845	90,845	81,174	81,174
Liabilities:
Annuity and deposit liabilities	1,636,729	1,636,729	1,398,872	1,398,872

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2017 and 2016:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments accounted for under the cost method of accounting.  The fair value is based on the ownership percentage of the NAV of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest.  The estimated fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

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8.                         OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the statements of comprehensive income and statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on
	Securities Available		Gain (Loss) on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Thousands)
Balance, January 1, 2015	$164,134		$6,394	$564	$171,092
Change in OCI before reclassifications	(38,660)	(2)			(38,660)
Income tax benefit	13,531				13,531
Amounts reclassified from AOCI	1,855		(1,252)		603
Income tax expense (benefit)	(649)		438		(211)
Balance, December 31, 2015	140,211		5,580	564	146,355
Change in OCI before reclassifications	(30,128)	(2)			(30,128)
Income tax benefit	10,536				10,536
Amounts reclassified from AOCI	(257)		(277)		(534)
Income tax expense	90		97		187
Balance, December 31, 2016	120,452		5,400	564	126,416
Change in OCI before reclassifications	22,374	(2)			22,374
Income tax expense	(7,822)				(7,822)
Amounts reclassified from AOCI	(1,006)		(306)		(1,312)
Income tax expense	352		107		459
Reclassification of deferred tax effects (Note 1)	28,929		1,120	55	30,104
Balance, December 31, 2017	$163,279		$6,321	$619	$170,219

(1) See Note 1 and Note 5 for information related to DAC and future policy benefits.

(2) Includes allocation of holding gain (loss) from DAC and future policy benefits of ($116,407) thousand, ($95,679) thousand and $172,989 thousand for the years ended December 31, 2017, 2016 and 2015, respectively.

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RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2017		2016		2015
	(In Thousands)
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale	($1,006)	(1)	($257)	(1)	($888)	(1)
OTTI recognized on securities available for sale					2,743	(2)
Total unrealized (gain) loss on securities available for sale, net	(1,006)		(257)		1,855

Gain on derivatives:
Foreign currency and interest rate swaps					(941)	(1)
	(306)	(3)	(277)	(3)	(311)	(3)
Total gain on derivatives	(306)		(277)		(1,252)
Total amounts reclassified from AOCI	($1,312)		($534)		$603

Location on the statements of operations:

(1) Net realized investment gain (loss) (2) OTTI (3) Net investment income

9.                         INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Current	$12,805	$16,830	$16,491
Deferred	(8,510)	370	2,620
Provision for income taxes	$4,295	$17,200	$19,111

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 35% to the provision for income taxes is as follows:

	Years Ended December 31,
	2017	2016	2015
	(In Thousands)
Provision for income taxes at the statutory rate	$23,328	$22,566	$24,880
Separate account dividends received deduction	(3,734)	(3,729)	(3,386)
Nontaxable investment income	(1,557)	(1,471)	(1,625)
Remeasurement of operating deferred taxes	14,412
Remeasurement of OCI deferred taxes	(30,104)
Other	1,950	(166)	(758)
Provision for income taxes	$4,295	$17,200	$19,111

No unrecognized tax benefits will be realized over the next twelve months.

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During the years ended December 31, 2017, 2016 and 2015, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2017	2016
	(In Thousands)
Deferred tax assets:
Policyholder reserves	$50,597	$81,812
Investment valuation	13,599	25,986
Partnership investments	256
Other	238	294
Total deferred tax assets	64,690	108,092

Deferred tax liabilities:
Hedging	(21,026)	(30,968)
DAC	(20,486)	(30,320)
Partnership investments		(1,308)
Other	(5,831)	(8,891)
Total deferred tax liabilities	(47,343)	(71,487)

Deferred tax asset, net	17,347	36,605
Deferred taxes on OCI	(45,157)	(65,795)
Net deferred tax liability	($27,810)	($29,190)

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized.  Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the IRS and is audited periodically by some state taxing authorities.  The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2014 and 2013.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals.  The State of California is auditing tax year ended December 31, 2009.  The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Act was enacted, which significantly revised the U.S. corporate income tax system.  Among other things, the Act lowered the Federal corporate income tax rate from 35% to 21%, effective January 1, 2018 and broadened the base of taxable income, particularly with respect to the calculation of tax reserves, DAC, and the Dividends Received Deduction (DRD).

The Company has recorded the estimated effect of certain provisions of the Act in the Company’s financial statements; however, the final impact of the Act may differ from these estimates.  These differences could arise from changes in interpretations and assumptions the Company has made regarding the Act; guidance on the Act that may be issued; and/or Company actions that may occur as a result of the Act.

The SEC recently issued Staff Accounting Bulletin 118 (the Bulletin), addressing situations in which the accounting for income tax effects of the Act is still incomplete when financial statements must be issued.  On the basis of the Bulletin, the Company is treating some effects of the Act as provisional - more specifically:

•                  On January 1, 2018, the Company’s U.S. Federal income tax rate fell from 35% to 21%.  The Company must recognize the effect of this rate change on its deferred tax assets and liabilities in the period when the change was enacted.  Accordingly,

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an income tax benefit of $15.7 million has been recorded for the year ended December 31, 2017, for the estimated re-measurement of the Company’s U.S. net deferred tax liabilities.  This amount may change after further analysis of the provisions of the Act and implementation of tax planning responsive to the Act.

The Company is treating other effects of the Act as not yet estimated - for example, the impacts of the Global Intangible Low-Taxed Income (GILTI) and certain tax saving initiatives that could affect the Company’s deferred tax balances as of the date of enactment of the Act.

The Company is treating some effects of the Act as final - more specifically:

•                  In February 2018, the FASB issued ASU 2018-02 which permits retrospective reclassification of certain tax effects from AOCI; therefore, the Company early adopted this ASU and reclassified $30.1 million of deferred tax benefit from AOCI to retained earnings (see the statements stockholder’s equity and Notes 1 and 8).

10.                  SEGMENT INFORMATION

The Company has two operating segments:  Retirement Solutions and Life Insurance.  These segments are managed separately and have been identified based on differences in products and services offered.  All other activity is included in the Corporate segment.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, and structured settlement annuities, which are offered through multiple distribution channels.  Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the affluent and corporate markets.  Principal products include universal life, indexed universal life, variable universal life and traditional products such as whole life and term life.  Distribution channels include independent producers, financial advisory networks, independent brokerage general agencies, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Corporate segment consists of assets, liabilities and activities, which support the Company’s operating segments.  Included in these support activities is the management of investments, other expenses and other assets not directly attributable to the operating segments.  The Corporate segment also includes the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its net income (loss) and assets.  Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment.  Overhead expenses are allocated based on services provided.  Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income.  The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity.  The debenture amount is reflected as investment expense in net investment income in the Corporate segment and as net investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S.  As of December 31, 2017 and 2016, the Company had foreign investments with an estimated fair value of $663.2 million and $594.0 million, respectively.  Revenues derived from any customer did not exceed 10% of total revenues for the years ended December 31, 2017, 2016 and 2015.

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The following is segment information as of and for the year ended December 31, 2017:

	Retirement	Life
	Solutions	Insurance	Corporate	Total
	(In Thousands)
REVENUES
Policy fees	$49,817	$14,680		$64,497
Insurance premiums	56,568	5,210		61,778
Net investment income	196,098	3,544	$10,109	209,751
Net realized investment gain (loss)	(5,030)	407	32	(4,591)
OTTI			(103)	(103)
Other income	2,043	326		2,369
Total revenues	299,496	24,167	10,038	333,701

BENEFITS AND EXPENSES
Policy benefits	150,981	19,972		170,953
Interest credited	46,447	2,428		48,875
Commission expenses	24,990	1,870		26,860
Operating expenses	15,306	3,075	1,980	20,361
Total benefits and expenses	237,724	27,345	1,980	267,049

Income (loss) before provision (benefit) for income taxes	61,772	(3,178)	8,058	66,652
Provision (benefit) for income taxes	5,686	(2,377)	986	4,295

Net income (loss)	$56,086	($801)	$7,072	$62,357

Total assets	$7,166,701	$248,524	$334,600	$7,749,825
DAC	117,267	16,804		134,071
Separate account assets	2,788,205	133,535		2,921,740
Policyholder and contract liabilities	3,944,036	90,442		4,034,478
Separate account liabilities	2,788,205	133,535		2,921,740

PLA-46

The following is segment information as of and for the year ended December 31, 2016:

	Retirement	Life
	Solutions	Insurance	Corporate	Total
	(In Thousands)
REVENUES
Policy fees	$46,053	$15,678		$61,731
Insurance premiums	58,404	4,155		62,559
Net investment income	185,388	3,529	$11,158	200,075
Net realized investment gain (loss)	(3,390)	(688)	92	(3,986)
Other income	3,021	300		3,321
Total revenues	289,476	22,974	11,250	323,700

BENEFITS AND EXPENSES
Policy benefits	154,983	10,155		165,138
Interest credited	40,139	2,207		42,346
Commission expenses	32,091	1,628		33,719
Operating expenses	14,737	1,413	1,873	18,023
Total benefits and expenses	241,950	15,403	1,873	259,226

Income before provision for income taxes	47,526	7,571	9,377	64,474
Provision for income taxes	11,481	2,445	3,274	17,200

Net income	$36,045	$5,126	$6,103	$47,274

Total assets	$6,480,891	$233,145	$337,239	$7,051,275
DAC	109,001	16,254		125,255
Separate account assets	2,523,038	120,030		2,643,068
Policyholder and contract liabilities	3,576,338	80,081		3,656,419
Separate account liabilities	2,523,038	120,030		2,643,068

PLA-47

The following is segment information for the year ended December 31, 2015:

	Retirement	Life
	Solutions	Insurance	Corporate	Total
	(In Thousands)
REVENUES
Policy fees	$44,910	$13,849		$58,759
Insurance premiums	45,344	3,809		49,153
Net investment income	187,630	3,611	$11,380	202,621
Net realized investment gain (loss)	9,719	(36)	1,088	10,771
OTTI	(851)	(1,528)	(466)	(2,845)
Other income	2,240	256	(26)	2,470
Total revenues	288,992	19,961	11,976	320,929

BENEFITS AND EXPENSES
Policy benefits	144,732	10,567		155,299
Interest credited	38,619	1,978		40,597
Commission expenses	35,965	492		36,457
Operating expenses	13,965	1,800	1,724	17,489
Total benefits and expenses	233,281	14,837	1,724	249,842

Income before provision for income taxes	55,711	5,124	10,252	71,087
Provision for income taxes	13,776	1,605	3,730	19,111

Net income	$41,935	$3,519	$6,522	$51,976

11.                  TRANSACTIONS WITH RELATED PARTIES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services under a separate services agreement.  Amounts charged by Pacific Life to the Company for these services were $20.3 million, $17.8 million and $16.2 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Pacific Life Fund Advisors LLC (PLFA), is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Funds Series Trust, the investment vehicle for Pacific Life’s mutual funds products.  PLFA is owned 99% by Pacific Life and 1% by the Company.  Advisory fees earned and related expenses are being recognized at PLFA.  Earnings from PLFA to the Company, included in net investment income, for the years ended December 31, 2017, 2016 and 2015 amounted to $4.4 million, $4.2 million and $4.6 million, respectively.

Pacific Select Distributors, LLC (PSD) serves as the distributor of variable life and annuity contracts issued by the Company (Variable Products).  In connection with PSD’s distribution of the Variable Products, the Company incurred commission expense of $27.0 million, $26.0 million and $28.3 million during the years ended December 31, 2017, 2016 and 2015, respectively.  An advisory plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  From these service fees, PSD reimbursed the Company $3.9 million, $3.7 million and $4.2 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2017, 2016 and 2015, respectively.

PLA-48

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from PL&A.  Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are contracts with the affiliated assignment company with contract values of $1,771.2 million and $1,739.7 million as of December 31, 2017 and 2016, respectively.  In addition, included in the liability for policyholder account balances are contracts with the affiliated assignment company of $664.9 million and $618.0 million as of December 31, 2017 and 2016, respectively.  Related to these contracts, the Company received $53.4 million, $41.5 million and $33.7 million of insurance premiums and paid $107.7 million, $106.8 million and $102.9 million of policy benefits for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates.  The Company did not utilize this borrowing facility during 2017 and 2016.

12.                  DEBT

The Company maintains reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2017 and 2016.

The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance law and regulations.  The Company had estimated available eligible collateral of $71.4 million as of December 31, 2017.  The Company had no debt outstanding with the FHLB as of December 31, 2017 and 2016.

13.                  COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding aggregate commitments of $0.5 million that may be funded during 2018 to make investments in limited partnerships.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the DRD.  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Act (Notes 1 and 9), DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements.

PLA-49

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not made material payments for these types of indemnifications.  The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters.  Management believes that claims, if any, against the Company related to such indemnification matters and the Company’s estimate of reasonably possible losses exceeding amounts already recognized on an aggregated basis is immaterial and are not likely to have a material adverse effect on the Company’s financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 4 for discussion of contingencies related to derivative instruments.

PLA-50